AS FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION ON JANUARY 5, 2011

                                                              File No. 033-50718
                                                              File No. 811-07102

                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-1A

                  REGISTRATION STATEMENT UNDER THE SECURITIES
                                   ACT OF 1933                               [ ]
                        POST-EFFECTIVE AMENDMENT NO. 101                     [X]
                                      AND

                  REGISTRATION STATEMENT UNDER THE INVESTMENT
                             COMPANY ACT OF 1940                             [ ]
                              AMENDMENT NO. 103                              [X]

                       THE ADVISORS' INNER CIRCLE FUND II
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                               101 Federal Street
                          Boston, Massachusetts 02110
               --------------------------------------------------
               (Address of Principal Executive Offices, Zip Code)

       Registrant's Telephone Number, including Area Code (800) 932-7781
                                                         ---------------

                              Philip T. Masterson
                              c/o SEI Investments
                            One Freedom Valley Drive
                            Oaks, Pennsylvania 19456
                    ---------------------------------------
                    (Name and Address of Agent for Service)

                                 Copies to:

Timothy W. Levin, Esquire                   Christopher D. Menconi, Esquire
Morgan, Lewis & Bockius LLP                 Morgan, Lewis & Bockius LLP
1701 Market Street                          1111 Pennsylvania Ave., NW
Philadelphia, Pennsylvania 19103            Washington, DC 20004

   It is proposed that this filing become effective (check appropriate box):

           [X] Immediately upon filing pursuant to paragraph (b)
           [ ] On [Date] pursuant to paragraph (b)
           [ ] 60 days after filing pursuant to paragraph (a)(1)
           [ ] On [date] pursuant to paragraph (a)(1)
           [ ] 75 days after filing pursuant to paragraph (a)(2)
           [ ] On [date] pursuant to paragraph (a) of Rule 485


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                       THE ADVISORS' INNER CIRCLE FUND II

                                   PROSPECTUS

                                JANUARY 5, 2011

                       FROST DIVERSIFIED STRATEGIES FUND
                              TICKER SYMBOL: FDSFX


                                 CLASS A SHARES

                              INVESTMENT ADVISER:
                         FROST INVESTMENT ADVISORS, LLC

  THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


















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                               TABLE OF CONTENTS
                                                                            PAGE

INVESTMENT OBJECTIVE .......................................................   1
FUND FEES AND EXPENSES .....................................................   1
PRINCIPAL INVESTMENT STRATEGIES ............................................   2
PRINCIPAL RISKS ............................................................   3
PERFORMANCE INFORMATION ....................................................   7
INVESTMENT ADVISER .........................................................   7
PORTFOLIO MANAGERS .........................................................   7
PURCHASE AND SALE OF FUND SHARES ...........................................   8
TAX INFORMATION ............................................................   8
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL
     INTERMEDIARIES ........................................................   8
MORE INFORMATION ABOUT RISK ................................................   9
MORE INFORMATION ABOUT FUND INVESTMENTS ....................................  10
INFORMATION ABOUT PORTFOLIO HOLDINGS .......................................  11
INVESTMENT ADVISER .........................................................  11
PORTFOLIO MANAGERS .........................................................  12
PURCHASING, SELLING AND EXCHANGING FUND SHARES .............................  13
DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS ........................  21
PAYMENTS TO FINANCIAL INTERMEDIARIES .......................................  21
OTHER POLICIES .............................................................  22
DIVIDENDS AND DISTRIBUTIONS ................................................  25
TAXES ......................................................................  25
HOW TO OBTAIN MORE INFORMATION ABOUT THE FUND ....................... Back Cover














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FROST DIVERSIFIED STRATEGIES FUND

INVESTMENT OBJECTIVE

The Frost Diversified Strategies Fund (the "Fund") seeks capital growth with reduced correlation to the stock and bond markets.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charges discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of the Frost Funds. More information about these and other discounts is available from your financial professional and in the section "Sales Charges" on page 16 of the prospectus.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

--------------------------------------------------------------------------------
                                                           CLASS A SHARES
--------------------------------------------------------------------------------
 Maximum Sales Charge (Load) Imposed on Purchases
 (as a percentage of offering price)                           5.75%(1)
--------------------------------------------------------------------------------
 Maximum Deferred Sales Charge (Load)
 (as a percentage of net asset value)                            None
--------------------------------------------------------------------------------
 Maximum Sales Charge (Load) Imposed on Reinvested
 Dividends and Other Distributions
 (as a percentage of offering price)                             None
--------------------------------------------------------------------------------
 Redemption Fee (as a percentage of amount redeemed,
 if shares redeemed have been held
 for less than 60 days)                                         2.00%
--------------------------------------------------------------------------------


(1) Class A Shares purchased without an initial sales charge may be subject to a contingent deferred sales charge if redeemed within 12 months of purchase.


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

--------------------------------------------------------------
                                             CLASS A SHARES
--------------------------------------------------------------
Management Fees                                  0.80%
--------------------------------------------------------------
Distribution (12b-1) Fees                        0.25%
--------------------------------------------------------------
Other Expenses(1)                                0.55%
--------------------------------------------------------------
Acquired Fund Fees and Expenses(1)               0.40%
--------------------------------------------------------------
Total Annual Fund Operating Expenses             2.00%
--------------------------------------------------------------

(1) "Other Expenses" and "Acquired Fund Fees and Expenses" are based on estimated amounts for the current fiscal year.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                      --------------------------------
                       1 Year                 3 Years
                      --------------------------------
                        $766                  $1,166
                      --------------------------------


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PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance.

PRINCIPAL INVESTMENT STRATEGIES


In seeking to achieve the Fund's objective, Frost Investment Advisors LLC (the "Adviser"), the Fund's investment adviser, employs two distinct investment approaches: a traditional allocation providing exposure to the stock and bond markets, and an allocation providing exposure to alternative asset strategies. The Fund will gain exposure to both allocations primarily through investment in exchange-traded products ("ETPs"), which include exchange-traded funds and exchange-traded notes. The Adviser expects to maintain an approximate 60% to 40% split between traditional and alternative asset strategies, respectively.

The traditional allocation involves exposure, primarily through ETPs, to stocks of domestic and foreign companies (including American Depository Receipts ("ADRs")) of any size and fixed income obligations issued by U.S. and foreign governments and corporations ("traditional asset classes"). The proportion of Fund assets invested in each traditional asset class, either indirectly in ETPs or directly in stocks or bonds, is continually monitored and adjusted by the Adviser as it deems appropriate, with no limit on the percentage of assets that may be allocated among ETPs, stocks or bonds, except such limits as are consistent with the Fund's taxation as a regulated investment company, as described below. When selecting ETPs for investment, the Adviser considers the ETPs' investment goals and strategies, the investment adviser and portfolio manager, and past performance (absolute, relative and risk-adjusted). The Adviser then enhances or reduces exposure to traditional asset class sub-categories (such as sector (e.g., small- or mid-cap or corporate or asset-backed), region (e.g., Europe or Asia) or country (e.g., China or Japan)) by over-or under-weighting ETPs in each sub-category based on the Adviser's outlook of the market for those sub-categories. The Adviser may sell an investment if it determines that the sub-category or the traditional asset class in general is no longer desirable or if the Adviser believes that another ETP offers a better opportunity to achieve the Fund's objective. The Adviser may use option collars to reduce the effects of market volatility.

The alternative allocation involves exposure to investment strategies that the Adviser believes will produce attractive returns regardless of the performance of traditional asset classes. These strategies offer an expanded universe of available investments, such as currencies, commodities and derivatives, employ a broader range of trading strategies and often emphasize absolute returns rather than returns relative to an index benchmark. As a result, these strategies may offer returns that have a low correlation to the performance of traditional asset classes and may serve to hedge risk associated with investments in traditional asset classes. The Fund seeks exposure to these strategies by investing in shares of ETPs, mutual funds and closed-end funds that track, on a replication basis, broad hedge fund indices and/or individual inverse or low correlation hedge fund strategies. Specific strategies will be selected by the Adviser based on its estimate of most appropriate investments for current economic or market conditions. The underlying assets of such investments include stocks, bonds, derivatives or cash instruments, as well as investment companies or other pooled vehicles that invest in such instruments. The Fund may also invest in ETPs designed to provide investment results that match a positive or negative multiple of the


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performance of an underlying index ("Enhanced ETPs"). In addition, the Fund may invest in ETFs that are not registered or regulated under the Investment
Company Act of 1940, as amended (the "1940 Act"). These instruments typically hold commodities, such as gold or oil, currency or other property that is itself not a security.

In addition, in seeking returns that are expected to have reduced correlation to the stock and bond markets, the Fund may also invest in real estate investment trusts ("REITs"), master limited partnerships ("MLPs"), business development companies ("BDCs") and index-related commodity securities. In selecting these specific strategy investments, the Adviser evaluates manager experience, trading liquidity, assets in the investment vehicle, and tracking error when compared to the relevant benchmark. The Adviser employs a top-down analysis of broad economic and financial indicators and trends to establish position weightings within the Fund's portfolio. The Adviser may sell a security if (i) its price reaches the Adviser's assessment of its fair value;
(ii) the Adviser deems it no longer aligns with the Fund's objective; (iii) the Adviser believes another security provides a superior investment alternative.


PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders' investments in the Fund are set forth below.


ALLOCATION RISK -- The Fund will allocate its investments between various asset classes, including derivatives. These investments are based upon judgments made by the Adviser, which may not accurately predict changes in the market.
As a result, the Fund could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines.


INVESTMENTS IN INVESTMENT COMPANIES AND OTHER POOLED VEHICLES -- To the extent the Fund invests in other investment companies, such as exchange-traded funds ("ETFs"), closed-end funds and other mutual funds, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities held by such other investment companies. Such risks are described below. As a shareholder of another investment company, the Fund relies on that investment company to achieve its investment objective. If the investment company fails to achieve its objective, the value of the Fund's investment could decline, which could adversely affect the Fund's performance. By investing in another investment company, Fund shareholders indirectly bear the Fund's proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses that Fund shareholders directly bear in connection with the Fund's own operations. The Fund may invest in ETFs that are not registered or regulated under the Investment Company Act of 1940, as amended (the "1940 Act"). These instruments typically hold commodities, such as gold or oil, currency or other property that is itself not a security. The Fund does not intend to invest in other investment companies unless the Adviser believes that the potential benefits of the investment justify the payment of any additional fees or expenses. Federal securities laws impose limitations on the Fund's ability to invest in other investment companies.

Because closed-end funds and ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange, their shares potentially may trade at a discount or premium. Investments in closed-end funds and ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund. In addition, because the value of closed-end funds and ETF shares depends on the demand in the market, the Adviser may not be able to liquidate the Fund's holdings at the most optimal time, which could adversely affect Fund performance.

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INVESTMENTS IN ETNS -- An exchange-traded note ("ETN") is a debt security of an issuer that is listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. Similar to other debt securities, ETNs tend to have a maturity date and are backed only by the credit of the issuer. ETNs are designed to provide investors access to the returns of various market benchmarks, such as a securities index, currency or investment strategy, less fees and expenses. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, and changes in the issuer's credit rating and economic, legal, political or geographic events that affect the referenced market. It is expected that the issuer's credit rating will be investment grade at the time of investment, however, the credit rating may be revised or withdrawn at any time and there is no assurance that a credit rating will remain in effect for any given time period. If a rating agency lowers the issuer's credit rating, the value of the ETN will decline and a lower credit rating reflects a greater risk that the issuer will default on its obligation. When the Fund invests in ETNs, it will bear its proportionate share of any fees and expenses associated with investment in such securities. Such fees reduce the amount of return on investment at maturity or upon redemption. There may be restrictions on the Fund's right to redeem its investment in an ETN, which are meant to be held until maturity. There are no periodic interest payments for ETNs, and principal is not protected. As is the case with ETFs, an investor could lose some of or the entire amount invested in ETNs. The Fund's decision to sell its ETN holdings may be limited by the availability of a secondary market.



EQUITY RISK -- The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

INTEREST RATE RISK -- The value of a debt security is affected by changes in interest rates. Rising interest rates tend to cause the prices of debt securities (especially those with longer maturities) and the Fund's share price to fall.

The concept of duration is useful in assessing the sensitivity of a fixed income fund to interest rate movements, which are usually the main source of risk for most fixed-income funds. Duration measures price volatility by estimating the change in price of a debt security for a 1% change in its yield. For example, a duration of five years means the price of a debt security will change about 5% for every 1% change in its yield. Thus, the higher duration, the more volatile the security.

Debt securities have a stated maturity date when the issuer must repay the principal amount of the bond. Some debt securities, known as callable bonds, may repay the principal earlier than the stated maturity date. Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate.

CREDIT RISK - The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults or becomes unable to honor its financial obligations, the security may lose some or all of its value. The issuer of an investment-grade security is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal.

DERIVATIVES RISK -- Derivatives are often more volatile than other investments and may magnify the Fund's gains or losses. There are various factors that affect the Fund's ability to achieve its investment objective with derivatives. Successful use of a derivative depends upon the degree to which prices of the underlying assets correlate with price movements in the derivatives the Fund buys or sells. The Fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold.

The lack of a liquid secondary market for a derivative may prevent the Fund from closing its derivative positions and could adversely impact its ability to achieve its investment objective or to realize profits or limit losses.

Because derivative instruments may be purchased by the Fund for a fraction of the market value of the investments underlying such instruments, a relatively small price movement in the underlying investment may result in an immediate and substantial gain or loss to the Fund. Derivatives are often more volatile than other investments and the Fund may lose more in a derivative than it originally invested in it.

Additionally, derivative instruments, particularly market access products, are subject to counterparty risk, meaning that the party that issues the derivative may experience a significant credit event and may be unwilling or unable to make timely settlement payments or otherwise honor its obligations.


The Fund may purchase or sell options, which involve the payment or receipt of a premium by the investor and the corresponding right or obligation, as the case may be, to either purchase or sell the underlying security for a specific price at a certain time or during a certain period. In particular, the Fund may engage in option collars. An option collar involves the purchase of a put option on a security owned by the Fund while writing a call option on the same security. The put option leg of the collar enables the Fund to sell the instrument underlying the option at a fixed price (i.e., the strike price), thereby hedging against a decline in the market value of the underlying security. The call option leg of the collar obligates the Fund to deliver the underlying security at a higher strike price than the strike price of the put option leg. Although the Fund receives a premium for writing the call option contract, the Fund's upside potential is limited if the security's market price exceeds the call option's strike price. Therefore, an option collar provides protection from extreme downward price movement, but limits the asset's upward price movement at the call option strike price.


Purchasing options involves the risk that the underlying instrument will not change price in the manner expected, so that the investor loses its premium. Selling options involves potentially greater risk because the investor is exposed to the extent of the actual price movement in the underlying security rather than only the premium payment received (which could result in a potentially unlimited loss). Over-the-counter options also involve counterparty solvency risk.


LEVERAGING RISK -- The Fund may invest in ETPs designed to provide investment results that match a positive or negative multiple of the performance of an underlying index ("Enhanced ETPs"). To the extent the Fund invests in such Enhanced ETPs that achieve leveraged exposure to their underlying indexes through the use of derivative instruments, the Fund will indirectly be subject to leveraging risk. The more an Enhanced ETP invests in derivative instruments that give rise to leverage, the more this leverage will magnify any losses on those investments. Leverage will cause the value of an Enhanced ETP's shares to be more volatile than if the Enhanced ETP did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of an Enhanced ETP's portfolio securities or other investments. An Enhanced ETP will engage in transactions and purchase instruments that give rise to forms of leverage. Such transactions and instruments may include, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, the use of when issued, delayed-delivery or forward commitment transactions or short sales. The use of leverage may also cause an Enhanced ETP to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements.

Certain types of leveraging transactions could theoretically be subject to unlimited losses in cases where an Enhanced ETP, for any reason, is unable to close out the transaction. In addition, to the extent an Enhanced ETP borrows money, interest costs on such borrowed money may not be recovered by any appreciation of the securities purchased with the borrowed funds and could exceed the Enhanced ETP's investment income, resulting in greater losses. The value of an Enhanced ETP's shares will tend to increase or decrease more than the value of any increase or decrease in its underlying index due to the fact that the Enhanced ETP's investment strategies involve consistently applied leverage.

SMALL- AND MID-CAPITALIZATION COMPANY RISK -- Small- and mid-capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

REIT RISK -- REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as: declines in property values; increases in property taxes, operating expenses, rising interest rates or competition overbuilding; zoning changes; and losses from casualty or condemnation. REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund's investments in REITs will result in the layering of expenses, such that shareholders will indirectly bear a proportionate share of the REITs' operating expenses, in addition to paying Fund expenses.

MLP RISK -- MLPs are limited partnerships in which the ownership units are publicly traded. MLP units are registered with the U.S. Securities and Exchange Commission (the "SEC") and are freely traded on a securities exchange or in the over-the-counter market. MLPs often own several properties or businesses (or own interests) that are related to oil and gas industries or other natural resources, but they also may finance other projects. To the extent that an MLP's interests are all in a particular industry, the MLP will be negatively impacted by economic events adversely impacting that industry. The risks of investing in a MLP are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded to investors in a MLP than investors in a corporation; for example, investors in MLPs may have limited voting rights or be liable under certain circumstances for amounts greater than the amount of their investment. In addition, MLPs may be subject to state taxation in certain jurisdictions which will have the effect of reducing the amount of income paid by the MLP to its investors.



FOREIGN COMPANY RISK -- Investing in foreign companies, whether through investments made in foreign markets or made through the purchase of American Depository Receipts ("ADRs"), which are traded on U.S. exchanges and represent an ownership in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

EMERGING MARKET SECURITIES RISK -- Investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in non-U.S. securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, emerging markets securities may be subject to smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

FOREIGN CURRENCY RISK -- Because non-U.S. securities are usually denominated in currencies other than the dollar, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

INVERSE CORRELATION RISK -- To the extent the Fund invests in Enhanced ETPs that seek to provide investment results that match a negative multiple of the performance of an underlying index, the Fund will indirectly be subject to the risk that the performance of such Enhanced ETP will fall as the performance of that Enhanced ETP's benchmark rises -- a result that is the opposite from traditional mutual funds.

PERFORMANCE INFORMATION

The Fund is new, and therefore has no performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund's return based on net assets and comparing the Fund's performance to a broad measure of market performance.

INVESTMENT ADVISER

Frost Investment Advisors, LLC


PORTFOLIO MANAGERS


R. David Telling, Jr., Principal Portfolio Manager at Frost, has managed the Fund since its inception.

Tom Stringfellow, CFA, CPA, CFP and President at Frost, has managed the Fund since its inception.

Brad Thompson, CFA, Managing Director, Fund Manager and Director of Research at Frost, has managed the Fund since its inception.

Jeffery Elswick, Director of Fixed Income at Frost, has managed the Fund since its inception.

PURCHASE AND SALE OF FUND SHARES

To purchase shares of the Fund for the first time, you must invest at least $2,500 ($1,500 for individual retirement accounts ("IRAs"). Minimum subsequent investments are required to be at least $500. Systematic planned contributions are required to be at least $100.

If you own your shares directly, you may sell your shares on any day that the New York Stock Exchange ("NYSE") is open for business (a "Business Day") via Automated Clearing House (subject to certain account minimums) or by contacting the Fund directly by mail at: Frost Funds, P.O. Box 219009, Kansas City, Missouri 64121-9009 (Express Mail Address: Frost Funds, 430 West 7th Street, Kansas City, MO 64105) or by telephone at: 1-877-71-FROST.


If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares.


TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.




















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

MORE INFORMATION ABOUT RISK

Investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. The Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in the Fund, just as you could with other investments.

EQUITY RISK -- Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, interests in MLPs and royalty trusts, shares of REITs and ADRs, as well as shares of ETFs that attempt to track the price movement of equity indices. Common stock represents an equity or ownership interest in an issuer. Preferred stock provides a fixed dividend that is paid before any dividends are paid to common stock holders, and which takes precedence over common stock in the event of a liquidation. Like common stock, preferred stocks represent partial ownership in a company, although preferred stock shareholders do not enjoy any of the voting rights of common stockholders. Also, unlike common stock, a preferred stock pays a fixed dividend that does not fluctuate, although the company does not have to pay this dividend if it lacks the financial ability to do so. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of such securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause the fund's net asset value to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

FIXED INCOME RISK -- The market value of fixed income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or "called") by the issuer prior to maturity. In addition to these risks, fixed income securities may be subject to credit risk, which is the possibility that an issuer will be unable or unwilling to make timely payments of either principal or interest.

FOREIGN SECURITY RISK -- Investments in securities of foreign companies (including direct investments as well as investments through ADRs) can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the United States and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

MORE INFORMATION ABOUT FUND INVESTMENTS

The investment objective of the Fund is to seek to provide capital growth while reducing portfolio volatility. The investment objective of the Fund may be changed without shareholder approval upon 60 days' prior notice to shareholders.


As part of its alternative allocation, the Fund invests in shares of ETPs, mutual funds and closed-end funds that track, on a replication basis, broad hedge fund indices and/or individual inverse or low correlation hedge fund strategies. Such strategies include:

     MERGERS AND ACQUISITIONS STRATEGIES -- Merger arbitrage strategies focus on positions in companies currently or prospectively involved in corporate transactions of a wide variety including, but not limited to, mergers, restructurings, financial distress, tender offers, shareholder buybacks, debt exchanges, security issuance or other capital structure adjustments. Investment themes are developed on fundamental characteristics, such as attractive valuations relative to competition or announced mergers that are friendly but yet to be consummated. Merger arbitrage strategies employ an investment process focused on investment in equity and equity related instruments of companies which are currently engaged in a corporate transaction. The principal risk involved with merger and acquisition strategy investments is that certain of the proposed corporate transactions may be renegotiated or terminated, which could result in a loss.

     NATURAL RESOURCES STRATEGIES -- Commodity strategies consist of combinations of long and short holdings of commodity markets around the world. This strategy uses various investment processes and both technical and fundamental research to determine how individual commodity contracts are used, both long and short. A commodity strategy is often a sub-set of a Global Macro Strategy (discussed below), where these asset classes are used to express specific macro views in commodities and/or currencies that are part of a broader strategy. Exposure to commodity-related securities may subject the Fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

     GLOBAL MACRO STRATEGIES -- Global macro strategies allocate capital to multiple independent proprietary technical and fundamental valuation models applied both long and short to equity, fixed income, currency and commodity markets globally. Global macro can be implemented with multiple disciplines, resulting in a blend of approaches to maintain proper weights between discretionary decisions and data-driven decisions to achieve superior risk-adjusted returns. Global markets, particularly foreign stock markets, are volatile and can decline significantly in response to adverse economic, issuer, political or regulatory changes. Exchange rate risk between the U.S. dollar and foreign currencies may cause the value of the Fund's investments to decline.

     LONG/SHORT STRATEGIES -- Long/Short equity strategies combine core long holdings of equities with short sales of stock or stock index options. Additionally, long/short strategies may use securities that track indices on markets, sectors, and/or industries to hedge against potential adverse movements in security prices. There are multiple versions of this core strategy category that can be implemented in the Fund. The basic long/short equity strategies generally increase net long exposure in bull markets and decrease net long exposure, or may be net short, in a bear market. The long/short equity strategies may use equity swaps, or other derivatives, in addition to or in lieu of investing in long or short positions in individual securities or securities indices.

     Short sales expose the Fund to the risk that the security sold short will have to be bought (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss. Reinvesting proceeds received from short selling may create leverage which can amplify the effects of market volatility on the Fund's share price.

     CONVERTIBLE ARBITRAGE STRATEGIES -- Convertible arbitrage strategies involve purchasing interest-bearing convertible debentures and/or high yielding, convertible preferred stocks. These long convertible positions are then hedged against stock market risk by selling short a percentage of the underlying common stock and/or by writing equity call options. Arbitrage strategies involve engaging in transactions that attempt to exploit price differences of identical, related or similar securities on different markets or in different forms. The Fund may realize losses or reduced rate of return if underlying relationships among securities in which investment positions are taken change in an adverse manner or a transaction is unexpectedly terminated or delayed. Trading to seek short-term capital appreciation can be expected to cause the Fund's portfolio turnover rate to be substantially higher than that of the average equity-oriented investment company, resulting in higher transaction costs and additional capital gains tax liabilities.


The investments and strategies described in this prospectus are those that the Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive purposes, the Fund may invest up to 100% of its assets in money market instruments and other cash equivalents that would not ordinarily be consistent with its investment objective. If the Fund invests in this manner, it may not achieve its investment objective. The Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity to pursue its investment objective.

This prospectus describes the Fund's principal investment strategies, and the Fund will normally invest in the types of investments described in this prospectus. In addition to the investments and strategies described in this prospectus, the Fund also may invest, to a lesser extent, in other securities, use other strategies and engage in other investment practices that are not part of its principal investment strategy. These investments and strategies, as well as those described in the prospectus, are described in detail in the Fund's Statement of Additional Information ("SAI") (for information on how to obtain a copy of the SAI, see the back cover of this prospectus). Of course, there is no guarantee that the Fund will achieve their investment goal.

INFORMATION ABOUT PORTFOLIO HOLDINGS

A description of the Fund's policy and procedures with respect to the circumstances under which the Fund discloses its portfolio holdings is available in the Statement of Additional Information.

INVESTMENT ADVISER

Frost Investment Advisors, LLC, a Delaware limited liability corporation formed in 2007, serves as the investment adviser to the Fund. The Adviser is a wholly-owned non-banking subsidiary of The Frost National Bank. The Adviser's principal place of business is located at 100 West Houston Street, 15th Floor Tower, San Antonio, Texas 78205. As of June 30, 2010, the Adviser had approximately $6.5 billion in assets under management.

The Adviser manages and supervises the investment of the Fund's assets on a discretionary basis. The Board of Trustees of the Trust (the "Board") supervises the Adviser and establishes policies that the Adviser must follow in its management activities. For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.80% based on the average daily net assets of the Fund. The Adviser has voluntarily agreed to reduce its fees and/or reimburse expenses to the extent necessary to keep total annual fund operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 2.00% of the Fund's Class A Shares' average daily net assets. The Adviser may discontinue all or part of these fee reductions or expense reimbursements at any time. If at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Board may permit the Adviser to retain the difference between the total annual fund operating expenses and 2.00% to recapture all or a portion of its prior reductions or reimbursements made during the preceding three-year period.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory agreement will be available in the Fund's Semi-Annual Report to Shareholders.


PORTFOLIO MANAGERS

The Fund is managed by a team of investment professionals who are jointly and primarily responsible for the day-to-day management of the Fund. The SAI provides additional information about the portfolio managers' compensation, other accounts managed and ownership of Fund shares.


R. David Telling serves as the lead Portfolio Manager for the Fund. Mr. Telling joined the Adviser in 2010, and has over 25 years of investment experience.
Mr. Telling previously worked for Frost Investment Services in 2009. Prior to joining the Frost organization, Mr. Telling founded and operated Telling & Company, LLC, a registered investment adviser catering to high net worth clients. From 1987 to 2007, he was employed by Merrill Lynch where he served as First Vice President and Portfolio Manager in the Personal Investment Advisory Service. Mr. Telling received a bachelor's degree in economics from the University of South Florida, attended the Thomas M. Cooley Law School and is currently a candidate in the Chartered Alternative Investment Analyst program.

Tom L. Stringfellow, CFA, CFP and CPA, is jointly responsible for the day-to-day management of the Fund. Mr. Stringfellow joined The Frost National Bank, the parent company of the Adviser, in 1980 and has over 29 years of investment experience. He received a bachelor's of arts degree in business administration from Southwest Texas State University and a master's degree in economics from St. Mary's University, and also a master's degree in business administration from Texas A&M University.

Brad Thompson, CFA is jointly responsible for the day-to-day management of the Fund. Mr. Thompson joined The Frost National Bank, the parent company of the Adviser, in 2002 and has over 18 years of investment experience. Prior to joining The Frost National Bank, Mr. Thompson was a senior analyst with Assante Asset Management in Canada and Assante Global Advisors in Los Angeles. He received the degrees of master of commerce with honours (finance), from the University of Melbourne; bachelor of commerce with honours (finance), and bachelor of commerce and economics from the University of Tasmania at Hobart, Australia. Mr. Thompson is a holder of the right to use the Chartered Financial Analyst (CFA(R)) designation and is a member of the CFA Institute.

Jeffery Elswick is jointly responsible for the day-to-day management of the Fund. Mr. Elswick joined The Frost National Bank, the parent company of the Adviser, in 2006 and has over 15 years of investment experience. Prior to joining The Frost National Bank, Mr. Elswick served as a fixed income portfolio manager, analyst and trader at Capital One Financial Corporation from 2000 to 2006. He received a master of science in finance degree and a bachelor's of business administration degree from Texas A&M University.

PURCHASING, SELLING AND EXCHANGING FUND SHARES

This section tells you how to purchase, sell (sometimes called "redeem") and exchange Class A Shares of the Fund.

Class A Shares are for individual and retail investors.

HOW TO PURCHASE FUND SHARES

All investments must be made by check or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Fund does not accept purchases made by third-party checks, credit cards, credit card checks, cash, traveler's checks, money orders or cashier's checks.

The Fund reserves the right to reject any specific purchase order for any reason. The Fund is not intended for excessive trading by shareholders in response to short-term market fluctuations. For more information about the Fund's policy on excessive trading, see "Excessive Trading Policies and Procedures."

The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence. Please contact the Fund for more information.

BY MAIL

You can open an account with the Fund by sending a check and your account application to the address below. You can add to an existing account by sending the Fund a check and, if possible, the "Invest by Mail" stub that accompanies your statement. Be sure your check identifies clearly your name, your account number and the Fund name.

REGULAR MAIL ADDRESS

Frost Funds
P.O. Box 219009
Kansas City, MO 64121

EXPRESS MAIL ADDRESS

Frost Funds
c/o DST Systems
430 West 7th Street
Kansas City, MO 64105

BY WIRE

To open an account by wire, call 1-877-71-FROST for details. To add to an existing account by wire, wire your money using the wiring instructions set forth below (be sure to include the Fund name and your account number).

WIRING INSTRUCTIONS

UMB Bank, N.A.
ABA # 101000695
Frost Funds
DDA Acct. # 9871063178
Ref: Fund name/account number/account name

BY SYSTEMATIC INVESTMENT PLAN

If you have a checking or savings account with a bank, you may purchase shares automatically through regular deductions from your account.

You may not open an account via ACH. However, once you have established an account, you can set up a systematic investment plan by mailing a completed application to the Fund. These purchases can be made monthly, quarterly, semi-annually or annually in amounts of at least $100. To cancel or change a plan, write to the Fund at Frost Funds, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: Frost Funds c/o DST Systems, Inc., 430 West 7(th) Street, Kansas City, MO 64105). Allow up to 15 days to create the plan and 3 days to cancel or change it.

MINIMUM INVESTMENTS

You can open an account with the Fund with a minimum initial investment of $2,500 or a minimum initial investment for IRA accounts of $1,500 for Class A Shares. Minimum subsequent investments are required to be at least $500. Systematic planned contributions are required to be at least $100. The Fund reserves the right to waive the minimum investment amounts in its sole discretion.

HOW TO REDEEM FUND SHARES

BY MAIL

To redeem shares by mail, you may contact the Fund directly at: Frost Funds, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: Frost Funds, 430 West 7th Street, Kansas City, MO 64105). Please send a letter to the Fund signed by all registered parties on the account specifying:

     o    The Fund name;

     o    The account number;

     o    The dollar amount or number of shares you wish to redeem;

     o    The account name(s); and

     o    The address to which redemption (sale) proceeds should be sent.

All registered shareholders must sign the letter in the exact name(s) in which their account is registered and must designate any special capacity in which they are registered.

If you would like to have your sale proceeds, including proceeds generated as a result of closing your account, sent to a third party or an address other than your own, please notify the Fund in writing. The Fund requires that signatures be guaranteed by a bank or member firm of a national securities exchange. Signature guarantees are for the protection of the shareholders. Before they grant a redemption request, the Fund may require a shareholder to furnish additional legal documents to ensure proper authorization.

BY TELEPHONE

You must first establish the telephone redemption privilege (and, if desired, the wire redemption privilege) by completing the appropriate sections of the account application. Call 1-877-71-FROST to redeem your shares. Based on your instructions, the Fund will mail your proceeds to you or send them to your bank via wire or Automated Clearing House ("ACH").

BY SYSTEMATIC WITHDRAWAL PLAN (VIA ACH)

If your account balance is at least $25,000, you may transfer as little as $100 per month from your account to another financial institution through a Systematic Withdrawal Plan (via ACH). To participate in this service, you must complete the appropriate sections of the account application and mail it to the Fund.

EXCHANGING SHARES

At no charge, you may exchange Class A Shares of the Fund for Class A Shares of another Fund in the Frost Funds complex by writing to or calling the Fund. You may only exchange shares between accounts with identical registrations (i.e., the same names and addresses).

The exchange privilege is not intended as a vehicle for short-term or excessive trading. The Fund may suspend or terminate your exchange privilege if you engage in a pattern of exchanges that is excessive, as determined in the sole discretion of the Fund. For more information about the Fund's policy on excessive trading, see "Excessive Trading Policies and Procedures."

TRANSACTION POLICIES

CALCULATING YOUR SHARE PRICE

When you buy shares, you pay the "offering price" for the shares. The offering price is the NAV per share plus any sales charge applicable to the purchase. When you sell shares you receive the NAV minus any applicable Contingent Deferred Sales Charges ("CDSC") and/or redemption fee.

You may buy or sell shares of the Fund on any Business Day. Requests to buy and sell shares of the Fund are processed at the NAV next computed after the Fund receives and accepts your order. The Fund calculates NAV once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m. Eastern
Time). To receive the NAV on any given day, the Fund must receive your order in proper form (meaning that it is complete and contains all necessary information, and has all supporting documentation such as proper signature guarantees, IRA rollover forms, etc.) before the close of trading on the NYSE that day. Otherwise, you will receive the NAV that is calculated at the close of trading on the following Business Day if the NYSE is open for trading that day. If the NYSE closes early -- such as on days in advance of certain generally observed holidays -- the Fund reserves the right to calculate NAV as of the earlier closing time. Shares will not be priced on days that the NYSE is closed for trading, including nationally observed holidays. Since securities that are traded on foreign exchanges may trade on days when the NYSE is closed, the value of the Fund may change on days when you are unable to purchase or redeem shares.

The Fund calculates its NAV by adding the total value of its assets, subtracting its liabilities and then dividing the result by the number of shares outstanding. In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are not readily available or the Fund reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Fund is required to price those securities at fair value as determined in good faith using methods approved by the Board of Trustees. The Fund's determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.

BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY


In addition to being able to buy and sell Fund shares directly from the Fund through its transfer agent, you may also buy or sell shares of the Fund through accounts with financial intermediaries such as brokers and other institutions that are authorized to place trades in Fund shares for their customers ("authorized institutions"). When you purchase or sell Fund shares through certain authorized institutions (rather than directly from the Fund), you may have to transmit your purchase and sale requests to these authorized institutions at an earlier time for your transaction to become effective that day. This allows these authorized institutions time to process your requests and transmit them to the Fund. Your authorized institution is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the Funds on time. If your authorized institution fails to do so, it may be responsible for any resulting fees or losses.

Certain authorized institutions, including certain broker-dealers and shareholder organizations, are authorized to accept purchase and redemption requests for Fund shares. These requests are executed at the NAV next determined after the institution receives the request if transmitted to the Fund's transfer agent in accordance with the Fund's procedures and applicable law. To determine whether your institution is authorized to accept purchase and redemption requests for Fund shares, you should contact them directly.

If you deal directly with an authorized institution, you will have to follow their procedures for transacting with the Fund. Your authorized institution may charge a fee for your purchase and/or redemption transactions. For more information about how to purchase or sell Fund shares through an authorized institution, and the fees they may charge, you should contact your authorized institution directly.

PAYMENT OF REDEMPTION PROCEEDS

Redemption proceeds can be mailed to your account address, sent to your bank by ACH transfer or wired to your bank account (may be subject to a $15 fee). The Fund will pay for all shares redeemed within seven days after it receives a redemption request in proper form, meaning that it is complete, contains all necessary information, and has all supporting documentation (such as proper signature guarantees, IRA rollover forms, etc.). The Fund may require that signatures be guaranteed by a bank or member firm of a national securities exchange. Signature guarantees are for the protection of shareholders. Before it grants a redemption request, the Fund may require a shareholder to furnish additional legal documents to insure proper authorization. If you redeem shares that were recently purchased by check or through ACH, you will not receive your redemption proceeds until the check has cleared or the ACH transaction has been completed, which may take up to 15 days from the purchase date.

SALES CHARGES

FRONT-END SALES CHARGES -- CLASS A SHARES

The offering price of Class A Shares is the NAV next calculated after the Fund receives and accepts your request, plus the front-end sales load. Selling dealers are normally reallowed 100% of the sales charge by SEI Investments Distribution Co. (the "Distributor"). The amount of any front-end sales charge included in your offering price for Class A Shares varies, depending on the amount of your investment.

The following is representative of the Fund:


                                                 YOUR SALES CHARGE     YOUR SALES CHARGE AS
                                                 AS A PERCENTAGE OF    A PERCENTAGE OF YOUR
CLASS A SHARES      IF YOUR INVESTMENT IS:         OFFERING PRICE         NET INVESTMENT
-------------------------------------------------------------------------------------------
                Less than $50,000                        5.75%                6.10%
                $50,000 but less than $100,000           4.75%                4.99%
                $100,000 but less than $250,000          3.75%                3.90%
                $250,000 but less than $500,000          2.75%                2.33%
                $500,000 but less than $1,000,000        2.00%                2.04%
                $1,000,000 and over*                     None                 None


*IF YOU ARE IN A CATEGORY OF INVESTORS WHO MAY PURCHASE FUND SHARES WITHOUT A FRONT-END SALES CHARGE, YOU WILL BE SUBJECT TO A 1.00% DEFERRED SALES CHARGE IF YOU REDEEM YOUR SHARES WITHIN 12 MONTHS OF PURCHASE.

You may qualify for reduced sales charges or sales charge waivers. If you believe that you may qualify for a reduction or waiver of the sales charge, you should discuss this matter with your broker or other financial intermediary. To qualify for these reductions or waivers, you or your financial intermediary must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment. This information could be used to aggregate, for example, holdings in retirement accounts, Fund shares owned by your immediate family members, and holdings in accounts at other brokers or financial intermediaries. In addition to breakpoint discounts, the following sections describe other circumstances in which sales charges are waived or otherwise may be reduced. See "Reduced Sales Charges" below.

WAIVER OF FRONT-END SALES CHARGE -- CLASS A SHARES

The front-end sales charge will be waived on Class A Shares purchased:

     o    through reinvestment of dividends and distributions;

     o through an asset allocation account advised by the Adviser or one of its affiliates;

     o by persons repurchasing shares they redeemed within the last 90 days (see "Repurchase of Class A Shares");

     o by investors who purchase shares with redemption proceeds (but only to the extent of such redemption proceeds) from another investment company within 90 days of such redemption, provided that the investors paid either a front-end or contingent deferred sales charge on the original shares redeemed;

     o by employees, and members of their immediate family, of the Adviser and its affiliates;

     o    by retirees of the Adviser and its affiliates;

     o by employees and retirees of the SEI Investments Global Funds Services (the "Administrator") or the Distributor;

     o    by Trustees and officers of The Advisors' Inner Circle Fund II;

     o by persons reinvesting distributions from qualified employee benefit retirement plans and rollovers from individual retirement accounts ("IRAs") previously with the Adviser;

     o by persons investing an amount less than or equal to the value of an account distribution when an account for which a bank affiliated with the Adviser acted in a fiduciary, administrative, custodial or investment advisory capacity is closed; or

     o through dealers, retirement plans, asset allocation programs and financial institutions that, under their dealer agreements with the Distributor or otherwise, do not receive any portion of the front- end sales charge.

REPURCHASE OF CLASS A SHARES

You may repurchase any amount of Class A Shares of the Fund at NAV (without the normal front-end sales charge), up to the limit of the value of any amount of Class A Shares (other than those which were purchased with reinvested dividends and distributions) that you redeemed within the past 90 days. In effect, this allows you to reacquire shares that you may have had to redeem, without repaying the front-end sales charge. To exercise this privilege, the Fund must receive your purchase order within 90 days of your redemption. In addition, you must notify the Fund when you send in your purchase order that you are repurchasing shares. Certain tax rules may limit your ability to recognize a loss on the redemption of your Class A Shares, and you should consult your tax advisor if recognizing such a loss is important to you.

REDUCED SALES CHARGE -- CLASS A SHARES

In addition to the above described reductions in front-end sales charges for purchases over a certain dollar size, you may also be eligible to participate in one or more of the programs described below to lower your initial sales charge. To be eligible to participate in these programs, you must inform your broker-dealer or financial advisor at the time you purchase shares that you would like to participate in one or more of the programs and provide information necessary to determine your eligibility to participate, including the account number(s) and names in which your accounts are registered at the time of purchase. In addition, the Fund or its agent may request account statements if it is unable to verify your account information.

RIGHTS OF ACCUMULATION
In calculating the appropriate sales charge rate, this right allows you to add the value of the Class A Shares of all the Frost Funds you already own to the amount that you are currently purchasing. The value of your current purchases will be combined with the current value of Class A Shares you purchased previously that are currently held for (i) your account, (ii) your spouse's account, (iii) a joint account with your spouse, or (iv) your minor children's trust or custodial accounts. A fiduciary purchasing shares for the same fiduciary account, trust or estate may also use this right of accumulation. If your investment qualifies for a reduced sales load due to accumulation of purchases, you must notify DST Systems, Inc. (the "Transfer Agent") at the time of purchase of the existence of other accounts and/or holdings eligible to be aggregated to reduce or eliminate the sales load. You may be required to provide records, such as account statements, regarding the Fund shares held by you or related accounts at a Fund or at other financial intermediaries in order to verify your eligibility for a breakpoint discount. You will receive the reduced sales load only on the additional purchases and not retroactively on previous purchases. The Funds may amend or terminate this right of accumulation at any time.

LETTER OF INTENT
You may purchase Class A Shares of one or more Frost Funds at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period. In other words, a Letter of Intent allows you to purchase Class A Shares of one or more Frost Funds over a 13-month period and receive the same sales charge as if you had purchased all the shares at the same time. Each Fund will only consider the value of Class A Shares sold subject to a sales charge. As a result, shares of the Class A Shares purchased with dividends or distributions will not be included in the calculation. To be entitled to a reduced sales charge on the purchase of Class A Shares based on shares you intend to purchase over the 13-month period, you must send the Fund a Letter of Intent. In calculating the total amount of purchases, you may include in your Letter purchases made up to 90 days before the date of the Letter. The 13-month period begins on the date of the first purchase, including those purchases made in the 90-day period before the date of the Letter. Please note that the purchase price of these prior purchases will not be adjusted.

You are not legally bound by the terms of your Letter of Intent to purchase the amount of your shares stated in the Letter. The Letter does, however, authorize the Fund to hold in escrow 5% of the total amount you intend to purchase. If you do not complete the total intended purchase of Class A Shares at the end of the 13-month period, the Fund's Transfer Agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

COMBINED PURCHASE/QUANTITY DISCOUNT PRIVILEGE
When calculating the appropriate sales charge rate, a Fund will combine same-day purchases of Class A Shares (that are subject to a sales charge) of all Frost Funds made on the same day by you, your spouse and your minor children (under age 21). This combination also applies to Class A Shares you purchase with a Letter of Intent.

PURCHASERS QUALIFYING FOR REDUCTIONS IN FRONT-END SALES CHARGES
Only certain persons or groups are eligible for the reductions in initial sales charges described in the preceding section. These qualified purchasers include the following:

INDIVIDUALS

o an individual, his or her spouse, or children residing in the same household;

o    any trust established exclusively for the benefit of an individual;

TRUSTEES AND FIDUCIARIES

o a trustee or fiduciary purchasing for a single trust, estate or fiduciary account; and

OTHER GROUPS

o any organized group of persons, whether or not incorporated, purchasing Fund shares, provided that (i) the organization has been in existence for at least six months; and (ii) the organization has some purpose other than the purchase at a discount of redeemable securities of a registered investment company.

Investors or dealers seeking to qualify orders for a reduced front-end sales charge must identify such orders at the time of purchase and, if necessary, support their qualification for the reduced charge with appropriate documentation. Appropriate documentation includes, without limitation, account statements regarding shares of the Fund held in all accounts (e.g., retirement accounts) by the investor, and, if applicable, his or her spouse and children residing in the same household, including accounts at broker-dealers or other financial intermediaries different than the broker-dealer of record for the current purchase of Fund shares. The Distributor reserves the right to determine whether any purchaser is entitled, by virtue of the foregoing, to the reduced initial sales charge. No person or entity may distribute shares of the Fund without payment of the applicable sales charge other than to persons or entities who qualify for a reduction in the sales charge as provided herein.

CONTINGENT DEFERRED SALES CHARGES (CDSC) -- CLASS A SHARES

You will not pay a front-end sales charge if you purchase $1,000,000 or more of Class A Shares. However, you may pay a CDSC of 1.00% on any shares you sell within 12 months after your purchase. The CDSC will be based on the lesser of
(1) the NAV of the shares at the time of purchase or (2) the NAV of the shares next calculated after the Fund receives your redemption request. The sales charge does not apply to shares you purchase through reinvestment of dividends or distributions. So, you never pay a deferred sales charge on any increase in your investment above the initial offering price. This sales charge does not apply to exchanges of Class A Shares of one Frost Fund for Class A Shares of another Frost Fund.

GENERAL INFORMATION ABOUT SALES CHARGES
Your securities dealer is paid a commission when you buy your shares and is paid a servicing fee as long as you hold your shares. Your securities dealer or servicing agent may receive different levels of compensation depending on which class of shares you buy. The Distributor may pay dealers up to 1% on investments of $1,000,000 or more in Class A Shares. From time to time, some financial institutions, including brokerage firms affiliated with the Adviser or the Distributor, may be reallowed up to the entire sales charge. Firms that receive a reallowance of the entire sales charge may be considered underwriters for the purpose of federal securities law.

The Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor from any sales charge it receives or from any other source available to it. Under any such program, the Distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals and lodgings, and gifts that do not exceed $100 per year, per individual.

IN-KIND TRANSACTIONS

Under certain conditions and in the Fund's sole discretion, you may pay for shares of the Fund with securities instead of cash. The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise and for the protection of the Fund's remaining shareholders, the Fund might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in kind until they are sold.

INVOLUNTARY REDEMPTIONS OF YOUR SHARES

If your account balance drops below $1,000 because of redemptions, you may be required to sell your shares. The Fund will provide you at least 30 days' written notice to give you sufficient time to add to your account and avoid the need to sell your shares. If your Fund shares are redeemed for this reason within 30 calendar days of their purchase, the redemption fee will not be applied.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Fund may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC. More information about this is in the SAI.

TELEPHONE TRANSACTIONS

Purchasing and selling Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions they reasonably believe to be genuine. If you or your financial intermediary transact with the Fund over the telephone, you will generally bear the risk of any loss.

DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS

DISTRIBUTION OF FUND SHARES

The Fund has adopted a distribution plan for Class A Shares that allows the Fund to pay distribution for the sale and distribution of their shares, and for distributor services provided to shareholders. Because these fees are paid out of the Fund's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The maximum annual distribution fee for Class A Shares of the Fund is 0.25% .

SHAREHOLDER SERVICING ARRANGEMENTS

The Fund may compensate financial intermediaries for providing a variety of services to shareholders. Financial intermediaries include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or its respective affiliates. This section and the following section briefly describe how financial intermediaries may be paid for providing these services.

The Fund generally pays financial intermediaries a fee that is based on the assets of the Fund that are attributable to investments by customers of the financial intermediary. The services for which financial intermediaries are compensated may include record-keeping, transaction processing for shareholders' accounts and other shareholder services. In addition to these payments, your financial intermediary may charge you account fees, transaction fees for buying or redeeming shares of the Fund, or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request. The Fund does not pay these service fees on shares purchased directly. In addition to payments made directly to financial intermediaries by the Fund, the Adviser or their affiliates may, at their own expense, pay financial intermediaries for these and other services to Fund shareholders, as described in the section below.

PAYMENTS TO FINANCIAL INTERMEDIARIES

From time to time, the Adviser and/or its affiliates, at their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support. These payments may be in addition to any Rule 12b-1 fees and/or shareholder servicing payments that are reflected in the fees and expenses listed in the fee table section of this prospectus. These payments are sometimes characterized as "revenue sharing" payments and are made out of the Adviser's and/or its affiliates' own legitimate profits or other resources, and are not paid by the Fund. A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Fund available to their customers or registered representatives, including providing the Fund with "shelf space," placing it on a preferred or recommended fund list, or promoting the Fund in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by the U.S. Securities and Exchange Commission ("SEC") and FINRA rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries. For more information please see "Payments to Financial Intermediaries" in the Fund's Statement of Additional Information.

The level of payments to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary's relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the net asset value or price of the Fund's shares. Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders, as well as information about any fees and/or commissions it charges.

OTHER POLICIES

EXCESSIVE TRADING POLICIES AND PROCEDURES

The Fund is intended for long-term investment purposes only and discourages shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Fund may present risks to the Fund's long-term shareholders, and could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Fund's investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs. In addition, because the Fund invests in foreign securities traded primarily on markets that close prior to the time the Fund determines its NAV, the risks posed by frequent trading may have a greater potential to dilute the value of Fund shares held by long-term shareholders than Funds investing exclusively in U.S. securities.

In instances where a significant event that affects the value of one or more foreign securities held by the Fund takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV, certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (sometimes referred to as "price" or "time zone" arbitrage). Shareholders who attempt this type of arbitrage may dilute the value of their Fund's shares if the prices of the Fund's foreign securities do not reflect their fair value. Although the Fund has procedures designed to determine the fair value of foreign securities for purposes of calculating its NAV when such an event has occurred, fair value pricing, because it involves judgments which are inherently subjective, may not always eliminate the risk of price arbitrage.

For more information on how the Fund uses fair value pricing, see "Calculating Your Share Price." The Fund's service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Fund's policies and procedures described in this prospectus and approved by the Fund's Board of Trustees. For purposes of applying these policies, the Fund's service providers may consider the trading history of accounts under common ownership or control. The Fund's policies and procedures include:

     o Shareholders are restricted from making more than five "round trips," including exchanges, into or out of the Fund, per calendar year. If a shareholder exceeds this amount, the Fund and/or its service providers may, at their discretion, reject any additional purchase orders. The Fund defines a round trip as a purchase into the Fund by a shareholder, followed by a subsequent redemption out of the Fund, of an amount the Adviser reasonably believes would be harmful or disruptive to the Fund.

     o The Fund assesses a redemption fee of 2.00% on redemptions by shareholders of Fund Shares held for less than 60 days subject to certain exceptions as discussed in "Redemption Fee."

     o The Fund reserves the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or the Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.

The Fund and/or its service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Fund's long-term shareholders. The Fund does not knowingly accommodate frequent purchases and redemptions by Fund shareholders. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Fund will occur. Systematic purchases and redemptions are exempt from these policies.

Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Fund for their customers through which transactions are placed. In accordance with Rule 22c-2 under the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund has entered into information sharing agreements with certain financial intermediaries. Under these agreements, a financial intermediary is obligated to: (1) enforce during the term of the agreement, the Fund's, or in certain instances, the financial intermediary's, market-timing policy; (2) furnish the Fund, upon its request, with information regarding customer trading activities in shares of the Fund; and (3) enforce the Fund's, or in certain instances, the financial intermediary's, market-timing policy with respect to customers identified by the Fund as having engaged in market timing. When information regarding transactions in the Fund's shares is requested by the Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an "indirect intermediary"), any financial intermediary with whom the Fund has an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Fund, to restrict or prohibit the indirect intermediary from purchasing shares of the Fund on behalf of other persons. Please contact your financial intermediary for more information.

REDEMPTION FEE

In an effort to discourage short-term trading and defray costs incurred by shareholders as a result of such trading, the Fund charges a 2.00% redemption fee on redemptions of shares that have been held for less than 60 days. The fee is deducted from the sale proceeds and cannot be paid separately, and any proceeds of the fee are credited to the assets of the Fund. The fee does not apply to the exchange of shares or shares purchased with reinvested dividends or distributions. In determining how long shares of the Fund have been held, the Fund assumes that shares held by the investor the longest period of time will be sold first. The redemption fee is applicable to Fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the Fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. The Fund requests that financial intermediaries assess the redemption fee on customer accounts and collect and remit the proceeds to the Fund. However, the Fund recognizes that due to operational requirements, the intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from the Fund's.

The Fund reserves the right to waive the redemption fee in its discretion where it believes such waiver is in the best interests of the Fund, including certain categories of redemptions that the Fund reasonably believes may not raise frequent trading or market timing concerns. These categories include, but are not limited to, the following: (i) participants in certain group retirement plans whose processing systems are incapable of properly applying the redemption fee to underlying shareholders; (ii) redemptions resulting from certain transfers upon the death of a shareholder; (iii) redemptions by certain pension plans as required by law or by regulatory authorities; (iv) failed verifications; (v) involuntary redemptions; and (vi) retirement loans and withdrawals. The redemption fee will not be applied on redemptions made within the 30 calendar day period because the account does not meet the applicable minimum account size or because the Fund is unable to verify the accountholder's identity within a reasonable time after the account is opened.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Fund will ask your name, address, date of birth, and other information that will allow the Fund to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Fund is required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information cannot be obtained within a reasonable timeframe established in the sole discretion of the Fund, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the next-determined NAV per share.

The Fund reserves the right to close or liquidate your account at the NAV next determined and remit proceeds to you via check if it is unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Fund. Further, the Fund reserves the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications. If your account is closed for this reason, the redemption fee will not be applied. You will not be entitled to recover any sales charges paid in connection with your purchase of Fund Shares.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Fund's overall obligation to deter money laundering under federal law. The Fund has adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or the financing of illegal activities. In this regard, the Fund reserves the right to: (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

DIVIDENDS AND DISTRIBUTIONS

Normally, the Fund distributes its net investment income, if any, monthly and makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on the Fund's record date, you will be entitled to receive the distribution.

The Fund will automatically reinvest dividends and distributions in additional shares of the Fund, unless you elect on your account application to receive them in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. The following is a summary of the federal income tax consequences of investing in the Fund. This summary does not apply to shares held in an individual retirement account or other tax-qualified plan, which are not subject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future. This summary is based on current tax laws, which may change.


The Fund intends to qualify as a regulated investment company ("RIC") as defined in Section 851 of the Internal Revenue Code of 1986, as amended. The Fund may make investments into one or more ETPs, swaps or other investments that may raise questions regarding the qualification of the income from such investments as qualifying income under the RIC qualification tests. The Fund intends to monitor its investments to ensure that it will satisfy the qualification tests as a RIC, including the qualifying income test. See the SAI for more information regarding the RIC qualification tests.


The Fund will distribute substantially all of its net investment income and its net realized capital gains, if any. The dividends and distributions you receive, whether in cash or reinvested in additional shares of the Fund may be subject to federal, state, and local taxation, depending upon your tax situation. Income distributions, including distributions of net short-term capital gains but excluding distributions of qualified dividend income, are generally taxable at ordinary income tax rates. Capital gains distributions and distributions that are designated by the Fund as qualified dividend income are generally taxable at the rates applicable to long-term capital gains. Once a year the Fund will send you a statement showing the types and total amount of distributions you received during the previous year. You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as "buying a dividend" and should be avoided by taxable investors. Call 1-877-71-FROST to find out when the Fund expects to make a distribution to shareholders.

Each sale of shares of the Fund may be a taxable event. For tax purposes, an exchange of your Fund shares for shares of a different fund is the same as a sale. A sale may result in a capital gain or loss to you. For tax purposes, an exchange of your Fund shares for shares of a different Fund is the same as a sale. The gain or loss generally will be treated as short term if you held the shares 12 months or less, long term if you held the shares for longer.

To the extent that the Fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest the Fund received from sources in foreign countries. The Fund may elect to treat some of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax. The Fund will notify you if it makes such an election and provide you with the information necessary to reflect foreign taxes paid on your income tax return.

MORE INFORMATION ABOUT TAXES IS IN THE SAI.

                       THE ADVISORS' INNER CIRCLE FUND II

                       FROST DIVERSIFIED STRATEGIES FUND

INVESTMENT ADVISER

Frost Investment Advisors, LLC
100 West Houston Street, 15th Floor Tower
San Antonio, Texas 78205-1414

DISTRIBUTOR

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP

MORE INFORMATION ABOUT THE FUND IS AVAILABLE, WITHOUT CHARGE, THROUGH THE
FOLLOWING:

STATEMENT OF ADDITIONAL INFORMATION: The SAI includes detailed information about the Fund and The Advisors' Inner Circle Fund II. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS: These reports contain information from the Fund's portfolio manager about investment strategies, recent market conditions and trends and their impact on Fund performance. The reports also contain more information about the Fund's holdings and detailed financial information about the Fund.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION (PLEASE NOTE THAT THE FUND DOES NOT HAVE A WEBSITE):

BY TELEPHONE: 1-877-71-FROST (1-877-713-7678)

BY MAIL:      Frost Funds
              P.O. Box 219009
              Kansas City, MO 64121-9009

BY INTERNET:  www.frostbank.com

FROM THE SEC: You can also obtain the SAI, as well as other information about The Advisors' Inner Circle Fund II, from the EDGAR Database on the SEC's website at: http://www.sec.gov. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, DC 20549. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

THE ADVISORS' INNER CIRCLE FUND II'S INVESTMENT COMPANY ACT REGISTRATION NUMBER IS 811-07102.


                                                                 FIA-PS-007-0100

                      STATEMENT OF ADDITIONAL INFORMATION


                       FROST DIVERSIFIED STRATEGIES FUND
                             CLASS A SHARES (FDSFX)

                 A SERIES OF THE ADVISORS' INNER CIRCLE FUND II
                                JANUARY 5, 2011


                              INVESTMENT ADVISER:
                         FROST INVESTMENT ADVISORS, LLC


This Statement of Additional Information ("SAI") is not a prospectus. It is intended to provide additional information about the activities and operations of The Advisors' Inner Circle Fund II (the "Trust") and the Frost Diversified Strategies Fund, (the "Fund"), and should be read in conjunction with the Fund's Prospectus, dated January 5, 2011. This SAI is incorporated by reference into the Fund's Prospectus. Capitalized terms not defined herein are defined in the Prospectus. Shareholders may obtain a Prospectus free of charge by calling toll-free 1-877-71-FROST (1-877-713-7678).


                                TABLE OF CONTENTS
THE TRUST ..................................................................   1
ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES AND
  POLICIES .................................................................   1
DESCRIPTION OF PERMITTED INVESTMENTS .......................................   2
INVESTMENT LIMITATIONS .....................................................  33
THE ADVISER ................................................................  34
THE PORTFOLIO MANAGERS .....................................................  36
THE ADMINISTRATOR ..........................................................  37
THE DISTRIBUTOR ............................................................  38
PAYMENTS TO FINANCIAL INTERMEDIARIES .......................................  40
THE TRANSFER AGENT .........................................................  40
THE CUSTODIAN ..............................................................  40
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ..............................  41
LEGAL COUNSEL ..............................................................  41
TRUSTEES AND OFFICERS OF THE TRUST .........................................  41
PURCHASING AND REDEEMING SHARES ............................................  50
DETERMINATION OF NET ASSET VALUE ...........................................  51
TAXES ......................................................................  52
FUND TRANSACTIONS ..........................................................  56
PORTFOLIO HOLDINGS .........................................................  58
DESCRIPTION OF SHARES ......................................................  60
SHAREHOLDER LIABILITY ......................................................  60
LIMITATION OF TRUSTEES' LIABILITY ..........................................  60
PROXY VOTING ...............................................................  61
CODES OF ETHICS ............................................................  61
5% AND 25% SHAREHOLDERS ....................................................  61
APPENDIX A -- DESCRIPTION OF RATINGS ....................................... A-1
APPENDIX B -- PROXY VOTING POLICIES AND PROCEDURES ......................... B-1


January 5, 2011                                                  FIA-SX-004-0100

THE TRUST

GENERAL. The Fund is a separate series of the Trust. The Trust is an open-end investment management company established under Massachusetts law as a Massachusetts voluntary association (commonly known as a business trust) under a Declaration of Trust dated July 24, 1992, as amended and restated as of February 18, 2004 and August 10, 2004. Prior to August 10, 2004, the Trust's name was The Arbor Fund. The Declaration of Trust permits the Trust to offer separate series ("funds") of shares of beneficial interest ("shares"). The Trust reserves the right to create and issue shares of additional funds. Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to liabilities related thereto. Each fund of the Trust pays its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing, insurance expenses, brokerage costs, interest charges, taxes and organization expenses; and (ii) pro rata share of the Fund's other expenses, including audit and legal expenses. Expenses attributable to a specific fund shall be payable solely out of the assets of that fund. Expenses not attributable to a specific fund are allocated across all of the funds on the basis of relative net assets. The other funds of the Trust are described in one or more separate Statements of Additional Information.

VOTING RIGHTS. Each shareholder of record is entitled to one vote for each share held on the record date for the meeting. The Fund will vote separately on matters relating solely to it. As a Massachusetts voluntary association, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Approval of shareholders will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. Under the Declaration of Trust, the Trustees have the power to liquidate the Fund without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if the Fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Board of Trustees.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES AND POLICIES

The Fund's investment objective(s) and principal investment strategies are described in the Fund's Prospectus. The Fund is classified as a "diversified" investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The following information supplements, and should be read in conjunction with, the Prospectus. For a description of certain permitted investments discussed below, see the "Description of Permitted Investments"
section in this SAI.

PORTFOLIO TURNOVER RATE. Portfolio turnover rate is defined under the U.S. Securities and Exchange Commission (the "SEC") rules as the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one year are excluded from the calculation of the portfolio turnover rate. Instruments excluded from the calculation of portfolio turnover may include futures contracts in which the Fund may invest since such contracts generally have remaining maturities of less than one year. The Fund may at times hold investments in other short-term instruments, such as repurchase agreements, which are excluded for purposes of computing portfolio turnover.

DESCRIPTION OF PERMITTED INVESTMENTS

The following are descriptions of the permitted investments and investment practices discussed in the "Additional Information About Investment Objectives and Policies" section and the associated risk factors. The Fund will only invest in any of the following instruments or engage in any of the following investment practices if such investment or activity is consistent with the Fund's investment objective(s) and permitted by the Fund's stated investment policies.

EQUITY SECURITIES

TYPES OF EQUITY SECURITIES:

COMMON STOCKS -- Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the company's board of directors.

PREFERRED STOCKS -- Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock. Generally, the market values of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk.

CONVERTIBLE SECURITIES -- Convertible securities are securities that may be exchanged for, converted into, or exercised to acquire a predetermined number of shares of the issuer's common stock at the Fund's option during a specified time period (such as convertible preferred stocks, convertible debentures and warrants). A convertible security is generally a fixed income security that is senior to common stock in an issuer's capital structure, but is usually subordinated to similar non-convertible securities. In exchange for the conversion feature, many corporations will pay a lower rate of interest on convertible securities than debt securities of the same corporation. In general, the market value of a convertible security is at least the higher of its "investment value" (I.E., its value as a fixed income security) or its "conversion value" (I.E., its value upon conversion into its underlying common stock).

Convertible securities are subject to the same risks as similar securities without the convertible feature. The price of a convertible security is more volatile during times of steady interest rates than other types of debt securities. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying common stock declines.

A synthetic convertible security is a combination investment in which the Fund purchases both (i) high-grade cash equivalents or a high grade debt obligation of an issuer or U.S. government securities and (ii) call options or warrants on the common stock of the same or different issuer with some or all of the anticipated interest income from the associated debt obligation that is earned over the holding period of the option or warrant.

While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock. A synthetic convertible position has similar investment characteristics, but may differ with respect to credit quality, time to maturity, trading characteristics, and other factors. Because the Fund will create synthetic convertible positions only out of high grade fixed income securities, the credit rating associated with the Fund's synthetic convertible investments is generally expected to be higher than that of the average convertible security, many of which are rated below high grade. However, because the options used to create synthetic convertible positions will generally have expirations between one month and three years of the time of purchase, the maturity of these positions will generally be shorter than average for convertible securities. Since the option component of a convertible security or synthetic convertible position is a wasting asset (in the sense of losing "time value" as maturity approaches), a synthetic convertible position may lose such value more rapidly than a convertible security of longer maturity; however, the gain in option value due to appreciation of the underlying stock may exceed such time value loss, the market price of the option component generally reflects these differences in maturities, and the Fund's investment managers takes such differences into account when evaluating such positions. When a synthetic convertible position "matures" because of the expiration of the associated option, the Fund may extend the maturity by investing in a new option with longer maturity on the common stock of the same or different issuer. If the Fund does not so extend the maturity of a position, it may continue to hold the associated fixed income security.

RIGHTS AND WARRANTS -- A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

MASTER LIMITED PARTNERSHIPS. Master Limited Partnerships ("MLPs") are limited partnerships or limited liability companies, whose partnership units or limited liability interests are listed and traded on a U.S. securities exchange, and are treated as publicly traded partnerships for federal income tax purposes. To qualify to be treated as a partnership for tax purposes, an MLP must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the

Internal Revenue Code of 1986, as amended (the "Code"). These qualifying sources include activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. MLPs that are formed as limited liability companies generally have two analogous classes of owners, the managing member and the members. For purposes of this section, references to general partners also apply to managing members and references to limited partners also apply to members. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an equity interest of as much as 2% in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the MLP through ownership of common units and have a limited role in the MLP's operations and management.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount ("minimum quarterly distributions" or "MQD"). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar paid to common and subordinated unit holders. These incentive distributions encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership's cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.

General partner interests of MLPs are typically retained by an MLP's original sponsors, such as its founders, corporate partners, entities that sell assets to the MLP and investors such as us. A holder of general partner interests can be liable under certain circumstances for amounts greater than the amount of the holder's investment in the general partner interest. General partner interests often confer direct board participation rights and in many cases, operating control, over the MLP. These interests themselves are not publicly traded, although they may be owned by publicly traded entities. General partner interests receive cash distributions, typically 2% of the MLP's aggregate cash distributions, which are contractually defined in the partnership agreement. In addition, holders of general partner interests typically hold incentive distribution rights ("IDRs"), which provide them with a larger share of the aggregate MLP cash distributions as the distributions to limited partner unit holders are increased to prescribed levels. General partner interests generally cannot be converted into common units. The general partner interest can be redeemed by the MLP if the MLP unitholders choose to remove the general partner, typically with a supermajority vote by limited partner unitholders.

REAL ESTATE INVESTMENT TRUSTS. A Real Estate Investment Trust (a "REIT") is a corporation or business trust (that would otherwise be taxed as a corporation) which meets the definitional requirements of the Code. The Code permits a qualifying REIT to deduct from taxable income the dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes.
 To meet the definitional requirements of the Code, a REIT must, among other things: invest substantially all of its assets in interests in real estate (including mortgages and other REITs), cash and government securities; derive most of its income from rents from real property or interest on loans secured by mortgages on real property; and distribute annually 95% or more of its otherwise taxable income to shareholders.

REITs are sometimes informally characterized as Equity REITs and Mortgage REITs. An Equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings; a Mortgage REIT invests primarily in mortgages on real property, which may secure construction, development or long-term loans.

REITs may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent that REITs in which the Underlying ETF invests may concentrate investments in particular geographic regions or property types. Additionally, rising interest rates may cause investors in REITs to demand a higher annual yield from future distributions, which may in turn decrease market prices for equity securities issued by REITs. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of a Underlying ETF's investments to decline. During periods of declining interest rates, certain Mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by such Mortgage REITs. In addition, Mortgage REITs may be affected by the ability of borrowers to repay when due the debt extended by the REIT and Equity REITs may be affected by the ability of tenants to pay rent.

Certain REITs have relatively small market capitalization, which may tend to increase the volatility of the market price of securities issued by such REITs.
 Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through a Fund, a shareholder will bear not only his proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, Equity and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and Mortgage REITs are also subject to heavy cash flow dependency defaults by borrowers and self-liquidation. In addition, Equity and Mortgage REITs could possibly fail to qualify for tax free pass-through of income under the Code or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

EXCHANGE-TRADED FUNDS. The Fund may invest in exchange-traded funds. ETFs may be structured as investment companies that are registered under the 1940 Act, typically as open-end funds or unit investment trusts. These ETFs are generally based on specific domestic and foreign market securities indices. An "index-based ETF" seeks to provide investment results that match the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. An "enhanced ETF" seeks to provide investment results that match a positive or negative multiple of the performance of an underlying index. In seeking to provide such results, an ETF, in particular, an enhanced ETF, may engage in short sales of securities included in the underlying index and may invest in derivatives instruments, such as equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Alternatively, ETFs may be structured as grantor trusts or other forms of pooled investment vehicles that are not registered or regulated under the 1940 Act. These ETFs typically hold commodities, precious metals, currency or other non-securities investments. ETFs, like mutual funds, have expenses associated with their operation, such as advisory and custody fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, including the brokerage costs associated with the purchase and sale of shares of the ETF, the Fund will bear a pro rata portion of the ETF's expenses. In addition, it may be more costly to own an ETF than to directly own the securities or other investments held by the ETF because of ETF expenses. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities or other investments held by the ETF, although lack of liquidity in the market for the shares of an ETF could result in the ETF's value being more volatile than the underlying securities or other investments.

RISKS OF INVESTING IN EQUITY SECURITIES:

GENERAL RISKS OF INVESTING IN STOCKS -- While investing in stocks allows investors to participate in the benefits of owning a company, such investors must accept the risks of ownership. Unlike bondholders, who have preference to a company's earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company's stock will usually react more strongly to actual or perceived changes in the company's financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company's stock may fall because of:

     o Factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services;

     o Factors affecting an entire industry, such as increases in production costs; and

     o Changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

SMALL AND MEDIUM-SIZED COMPANIES -- Investors in small and medium-sized companies typically take on greater risk and price volatility than they would by investing in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small and medium-sized companies are often traded in the over-the-counter market and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established companies.

INITIAL PUBLIC OFFERINGS ("IPO") -- The Fund may invest a portion of its assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on the Fund with a small asset base. The impact of IPOs on the Fund's performance likely will decrease as the Fund's asset size increases, which could reduce the Fund's total returns. IPOs may not be consistently available to the Fund for investing, particularly as the Fund's asset base grows. Because IPO shares frequently are volatile in price, the Fund may hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and may lead to increased expenses for the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Holders of IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

The Fund's investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.


DEBT SECURITIES
Corporations and governments use debt securities to borrow money from investors. Most debt securities promise a variable or fixed rate of return and repayment of the amount borrowed at maturity. Some debt securities, such as zero-coupon bonds, do not pay current interest and are purchased at a discount from their face value.

TYPES OF DEBT SECURITIES:

U.S. GOVERNMENT SECURITIES - The Fund may invest in U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as Fannie Mae, the Government National Mortgage Association ("Ginnie Mae"), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation (Farmer Mac).

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury, while the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae, and Freddie Mac, placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality (the "Senior Preferred Stock Purchase Agreement" or "Agreement"). Under the Agreement, the U.S. Treasury pledged to provide up to $200 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This was intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. On December 24, 2009, the U.S. Treasury announced that it was amending the Agreement to allow the $200 billion cap on the U.S. Treasury's funding commitment to increase as necessary to accommodate any cumulative reduction in net worth over the next three years. As a result of this Agreement, the investments of holders, including the Fund, of mortgage-backed securities and other obligations issued by Fannie Mae and Freddie Mac are protected.

CORPORATE BONDS -- Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by investors, the corporation promises to pay investors interest, and repay the principal amount of the bond or note.

MORTGAGE-BACKED SECURITIES -- Mortgage-backed securities are interests in pools of mortgage loans that various governmental, government-related and private organizations assemble as securities for sale to investors. Unlike most debt securities, which pay interest periodically and repay principal at maturity or on specified call dates, mortgage-backed securities make monthly payments that consist of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Since homeowners usually have the option of paying either part or all of the loan balance before maturity, the effective maturity of a mortgage-backed security is often shorter than is stated.

Governmental entities, private insurers and mortgage poolers may insure or guarantee the timely payment of interest and principal of these pools through various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The Fund's investment managers will consider such insurance and guarantees and the creditworthiness of the issuers thereof in determining whether a mortgage-related security meets its investment quality standards. It is possible that the private insurers or guarantors will not meet their obligations under the insurance policies or guarantee arrangements.

Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

MUNICIPAL SECURITIES -- Municipal notes include, but are not limited to, general obligation notes, tax anticipation notes (notes sold to finance working capital needs of the issuer in anticipation of receiving taxes on a future date), revenue anticipation notes (notes sold to provide needed cash prior to receipt of expected non-tax revenues from a specific source), bond anticipation notes, certificates of indebtedness, demand notes and construction loan notes.

The Fund's investment managers may purchase industrial development and pollution control bonds if the interest paid is exempt from federal income tax. These bonds are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

Tax-exempt commercial paper will be limited to investments in obligations which are rated at least A-2 by Standard & Poor's Rating Service ("S&P") or Prime-2 by Moody's Investors Services ("Moody's") at the time of investment or which are of equivalent quality as determined by the Fund's investment managers.

Other types of tax-exempt instruments include floating rate notes. Investments in such floating rate instruments will normally involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate) at a major commercial bank, and that the Fund can demand payment of the obligation at all times or at stipulated dates on short notice (not to exceed 30 days) at par plus accrued interest. The Fund may use the longer of the period required before the Fund is entitled to prepayment under such obligations or the period remaining until the next interest rate adjustment date for purposes of determining the maturity. Such obligations are frequently secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying credit or of the bank, as the case may be, must in the Fund's investment managers' opinion be equivalent to the long-term bond or commercial paper ratings stated above. The Fund's investment managers will monitor the earning power, cash flow and liquidity ratios of the issuers of such instruments and the ability of an issuer of a demand instrument to pay principal and interest on demand. The Fund's investment managers may purchase other types of tax-exempt instruments as long as they are of a quality equivalent to the bond ratings in the Appendix or commercial paper ratings stated above.

The Fund's investment managers have the authority to purchase securities at a price which would result in a yield to maturity lower than that generally offered by the seller at the time of purchase when they can simultaneously acquire the right to sell the securities back to the seller, the issuer, or a third party (the "writer") at an agreed-upon price at any time during a stated period or on a certain date. Such a right is generally denoted as a "standby commitment" or a "put." The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity to permit the Fund to meet redemptions and remain as fully invested as possible in municipal securities. The Fund reserves the right to engage in put transactions. The right to put the securities depends on the writer's ability to pay for the securities at the time the put is exercised. The Fund would limit its put transactions to institutions which The Fund's investment managers believes present minimum credit risks, and the Fund's investment managers would use its best efforts to initially determine and continue to monitor the financial strength of the sellers of the options by evaluating their financial statements and such other information as is available in the marketplace. It may, however be difficult to monitor the financial strength of the writers because adequate current financial information may not be available. In the event that any writer is unable to honor a put for financial reasons, the Fund would be general creditor (I.E., on a parity with all other unsecured creditors) of the writer. Furthermore, particular provisions of the contract between the Fund and the writer may excuse the writer from repurchasing the securities; for example, a change in the published rating of the underlying municipal securities or any similar event that has an adverse effect on the issuer's credit or a provision in the contract that the put will not be exercised except in certain special cases, for example, to maintain portfolio liquidity. The Fund could, however, at any time sell the underlying portfolio security in the open market or wait until the portfolio security matures, at which time it should realize the full par value of the security.

The municipal securities purchased subject to a put may be sold to third persons at any time, even though the put is outstanding, but the put itself, unless it is an integral part of the security as originally issued, may not be marketable or otherwise assignable. Therefore, the put would have value only to the Fund. Sale of the securities to third parties or lapse of time with the put unexercised may terminate the right to put the securities. Prior to the expiration of any put option, the Fund could seek to negotiate terms for the extension of such an option. If such a renewal cannot be negotiated on terms satisfactory to the Fund, the Fund could, of course, sell the portfolio security. The maturity of the underlying security will generally be different from that of the put. There will be no limit to the percentage of portfolio securities that the Fund may purchase subject to a put but the amount paid directly or indirectly for puts which are not integral parts of the security as originally issued held in the Fund will not exceed 1/2 of 1% of the value of the total assets of such Fund calculated immediately after any such put is acquired. For the purpose of determining the "maturity" of securities purchased subject to an option to put, and for the purpose of determining the dollar-weighted average maturity of the Fund including such securities, the Trust will consider "maturity" to be the first date on which it has the right to demand payment from the writer of the put although the final maturity of the security is later than such date.

GENERAL CONSIDERATIONS RELATING TO STATE SPECIFIC MUNICIPAL SECURITIES -- With respect to municipal securities issued by a state and its political subdivisions, as well as certain other governmental issuers such as the Commonwealth of Puerto Rico, the Trust cannot predict what legislation, if any, may be proposed in the state's legislature in regards to the state's personal income tax status of interest on such obligations, or which proposals, if any, might be enacted. Such proposals, if enacted, might materially adversely affect the availability of the state's municipal securities for investment by the Fund and the value of the Fund's investments.

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION ("GNMA") -- GNMA is the principal governmental guarantor of mortgage-related securities. GNMA is a wholly owned corporation of the U.S. government within the Department of Housing and Urban Development. Securities issued by GNMA are treasury securities, which means the full faith and credit of the U.S. government backs them. GNMA guarantees the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of FHA-insured or VA-guaranteed mortgages. GNMA does not guarantee the market value or yield of mortgage-backed securities or the value of the Fund's shares. To buy GNMA securities, the Fund may have to pay a premium over the maturity value of the underlying mortgages, which the Fund may lose if prepayment occurs.

FEDERAL NATIONAL MORTGAGE ASSOCIATION ("FNMA") -- FNMA is a government-sponsored corporation owned entirely by private stockholders. FNMA is regulated by the Secretary of Housing and Urban Development. FNMA purchases conventional mortgages from a list of approved sellers and service providers, including state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Securities issued by FNMA are agency securities, which means FNMA, but not the U.S. government, guarantees their timely payment of principal and interest.

FREDDIE MAC -- Freddie Mac is stockholder-owned corporation established by the U.S. Congress to create a continuous flow of funds to mortgage lenders. Freddie Mac supplies lenders with the money to make mortgages and packages the mortgages into marketable securities. The system is designed to create a stable mortgage credit system and reduce the rates paid by homebuyers. Freddie Mac, not the U.S. government, guarantees timely payment of principal and interest.

COMMERCIAL BANKS, SAVINGS AND LOAN INSTITUTIONS, PRIVATE MORTGAGE INSURANCE COMPANIES, MORTGAGE BANKERS AND OTHER SECONDARY MARKET ISSUERS -- Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by GNMA, FNMA & Freddie Mac because they are not guaranteed by a government agency.

RISKS OF MORTGAGE-BACKED SECURITIES -- Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways, the most significant differences of mortgage-backed securities are:

     o payments of interest and principal are more frequent (usually monthly); and

     o falling interest rates generally cause individual borrowers to pay off their mortgage earlier than expected, which results in prepayments of principal on the securities, thus forcing the Fund to reinvest the money at a lower interest rate.

In addition to risks associated with changes in interest rates described in "Factors Affecting the Value of Debt Securities," a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause investors to repay the loans underlying a mortgage-backed security sooner than expected. If the prepayment rates increase, the Fund may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.

OTHER ASSET-BACKED SECURITIES -- These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations, but may still be subject to prepayment risk.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion ("liquidity protection"). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool ("credit support"). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

The Fund may also invest in residual interests in asset-backed securities, which is the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS") -- CMOs are one type of mortgage-backed security, which were first introduced in the early 1980's. CMOs generally retain many of the yield and credit quality characteristics as mortgage pass-through securities, while reducing some of the disadvantages of pass-throughs. CMOs may be backed by several types of varying mortgage collateral. The most prevalent types of collateral are: U.S. agency (e.g., GNMA, FNMA, or FHLMC) guaranteed mortgage pass-through securities, non-agency guaranteed mortgage loans, and commercial mortgage loans.

Some CMOs are also characterized as a Real Estate Mortgage Investment Conduit ("REMIC"). A REMIC is a CMO that qualifies for special tax treatment under the U.S. Internal Revenue Code of 1986, as amended (the "Code") and invests in certain mortgages primarily secured by interests in real property and other permitted investments.

A key difference between traditional mortgage pass-through securities and CMOs is the mechanics of the principal payment process. Unlike pass-through securities, which simply pay a pro rata distribution of any principal and interest payments from the underlying mortgage collateral, CMOs are structured into multiple classes, each bearing a different stated maturity and each potentially having different credit rating levels. Each class of CMO, often referred to as a "tranche", may be issued with a specific fixed interest rate or may pay a variable interest rate, which may change monthly. Each tranche must be fully retired by its final distribution date. Generally, all classes of CMOs pay or accrue interest monthly similar to pass-through securities.

The credit risk of all CMOs are not identical and must be assessed on a security by security basis. Generally, the credit risk of CMOs are heavily dependent upon the type of collateral backing the security. For example, a CMO collateralized by U.S. agency guaranteed pass-through securities will have a different credit risk profile compared to a CMO collateralized by commercial mortgage loans. Investing in the lowest tranche of CMO or REMIC certificates often involves risk similar to those associated with investing in non-investment grade rated corporate bonds. Additionally, CMOs may at times be less liquid than a regular mortgage pass-through security.

SHORT-TERM INVESTMENTS -- To earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, the Fund may invest a portion of its assets in the short-term securities listed below, U.S. government securities and investment-grade corporate debt securities. Unless otherwise specified, a short-term debt security has a maturity of one year or less.

BANK OBLIGATIONS -- The Fund will only invest in a security issued by a commercial bank if the bank:

     o has total assets of at least $1 billion, or the equivalent in other currencies (based on the most recent publicly available information about the bank);

     o is a U.S. bank and a member of the Federal Deposit Insurance Corporation; and

     o is a foreign branch of a U.S. bank and the Fund's investment managers believe the security is of an investment quality comparable with other debt securities that the Fund may purchase.

TIME DEPOSITS -- Time deposits are non-negotiable deposits, such as savings accounts or certificates of deposit, held by a financial institution for a fixed term with the understanding that the depositor can withdraw its money only by giving notice to the institution. However, there may be early withdrawal penalties depending upon market conditions and the remaining maturity of the obligation. The Fund may only purchase time deposits maturing from two business days through seven calendar days.

CERTIFICATES OF DEPOSIT -- Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or savings and loan association for a definite period of time and earning a specified return.

BANKERS' ACCEPTANCE -- A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

COMMERCIAL PAPER -- Commercial paper is a short-term obligation with a maturity ranging from one to 270 days issued by banks, corporations and other borrowers. Such investments are unsecured and usually discounted. The Fund may invest in commercial paper rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or by S&P. See "Appendix A --Ratings" for a description of commercial paper ratings.

YANKEE BONDS -- Yankee bonds are dollar-denominated bonds issued inside the United States by foreign entities. Investments in these securities involve certain risks that are not typically associated with investing in domestic securities. See "Foreign Securities."

ZERO COUPON BONDS -- These securities make no periodic payments of interest, but instead are sold at a discount from their face value. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. The market value of zero coupon securities may exhibit greater price volatility than ordinary debt securities because a stripped security will have a longer duration than an ordinary debt security with the same maturity. The Fund's investments in pay-in-kind, delayed and zero coupon bonds may require it to sell certain of its Fund securities to generate sufficient cash to satisfy certain income distribution requirements.

These securities may include treasury securities that have had their interest payments ("coupons") separated from the underlying principal ("corpus") by their holder, typically a custodian bank or investment brokerage firm. Once the holder of the security has stripped or separated corpus and coupons, it may sell each component separately. The principal or corpus is then sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest
(cash) payments. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. The underlying treasury security is held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (I.E., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself.

The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. Under a Federal Reserve program known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities," the Fund can record its beneficial ownership of the coupon or corpus directly in the book-entry record-keeping system.

EXCHANGE-TRADED NOTES. The Fund may invest in exchange-traded notes. ETNs are debt obligations of investment banks which are traded on exchanges and the returns of which are linked to the performance of market indexes. In addition to trading ETNs on exchanges, investors may redeem ETNs directly with the issuer on a weekly basis, typically in a minimum amount of 50,000 units, or hold the ETNs until maturity. ETNs may be riskier than ordinary debt securities and may have no principal protection. The Fund's investment in an ETN may be influenced by many unpredictable factors, including highly volatile commodities prices, changes in supply and demand relationships, weather, agriculture, trade, changes in interest rates, and monetary and other governmental policies, action and inaction. Investing in ETNs is not equivalent to investing directly in index components or the relevant index itself. Because ETNs are debt securities, they possess credit risk; if the issuer has financial difficulties or goes bankrupt, the investor may not receive the return it was promised.

TERMS TO UNDERSTAND:

MATURITY -- Every debt security has a stated maturity date when the issuer must repay the amount it borrowed (principal) from investors. Some debt securities, however, are callable, meaning the issuer can repay the principal earlier, on or after specified dates (call dates). Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, similar to a homeowner refinancing a mortgage. The effective maturity of a debt security is usually its nearest call date.

The Fund that invests in debt securities has no real maturity. Instead, it calculates its weighted average maturity. This number is an average of the stated maturity of each debt security held by the Fund, with the maturity of each security weighted by the percentage of the assets of the Fund it represents.

DURATION -- Duration is a calculation that seeks to measure the price sensitivity of a debt security, or the Fund that invests in debt securities, to changes in interest rates. It measures sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of a debt security. Future interest payments and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years -- the duration. Effective duration takes into account call features and sinking Fund prepayments that may shorten the life of a debt security.

An effective duration of four years, for example, would suggest that for each 1% reduction in interest rates at all maturity levels, the price of a security is estimated to increase by 4%. An increase in rates by the same magnitude is estimated to reduce the price of the security by 4%. By knowing the yield and the effective duration of a debt security, one can estimate total return based on an expectation of how much interest rates, in general, will change. While serving as a good estimator of prospective returns, effective duration is an imperfect measure.

FACTORS AFFECTING THE VALUE OF DEBT SECURITIES -- The total return of a debt instrument is composed of two elements: the percentage change in the security's price and interest income earned. The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and coupon interest is reinvested at the same yield to maturity. The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change.

o INTEREST RATES

The price of a debt security generally moves in the opposite direction from interest rates (I.E., if interest rates go up, the value of the bond will go down, and vice versa).

o PREPAYMENT RISK

This risk affects mainly mortgage-backed securities. Unlike other debt securities, falling interest rates can adversely affect the value of mortgage-backed securities, which may cause your share price to fall. Lower rates motivate borrowers to pay off the instruments underlying mortgage-backed and asset-backed securities earlier than expected, resulting in prepayments on the securities. The Fund may then have to reinvest the proceeds from such prepayments at lower interest rates, which can reduce its yield. The unexpected timing of mortgage and asset-backed prepayments caused by the variations in interest rates may also shorten or lengthen the average maturity of the Fund. If left unattended, drifts in the average maturity of the Fund can have the unintended effect of increasing or reducing the effective duration of the Fund, which may adversely affect the expected performance of the Fund.

o EXTENSION RISK

The other side of prepayment risk occurs when interest rates are rising. Rising interest rates can cause the Fund's average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the sensitivity of the Fund to rising rates and its potential for price declines. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed securities may be less effective than other types of U.S. government securities as a means of "locking in" interest rates.

o CREDIT RATING

Coupon interest is offered to investors of debt securities as compensation for assuming risk, although short-term treasury securities, such as three-month treasury bills, are considered "risk free." Corporate securities offer higher yields than treasury securities because their payment of interest and complete repayment of principal is less certain. The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal. To compensate investors for taking on increased risk, issuers with lower credit ratings usually offer their investors a higher "risk premium" in the form of higher interest rates than those available from comparable treasury securities.

Changes in investor confidence regarding the certainty of interest and principal payments of a corporate debt security will result in an adjustment to this "risk premium." Since an issuer's outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which affects the yield to maturity of the bond. If an issuer defaults or becomes unable to honor its financial obligations, the bond may lose some or all of its value.

A security rated within the four highest rating categories by a rating agency is called investment-grade because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, the Fund's investment managers may determine that it is of investment-grade. The Fund's investment managers may retain securities that are downgraded, if it believes that keeping those securities is warranted.

Debt securities rated below investment-grade (junk bonds) are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. A corporation may issue a junk bond because of a corporate restructuring or other similar event. Compared with investment-grade bonds, junk bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business condition of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause the Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

Rating agencies are organizations that assign ratings to securities based primarily on the rating agency's assessment of the issuer's financial strength. The Fund currently uses ratings compiled by Moody's, S&P and Fitch Inc. Credit ratings are only an agency's opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk.

The section "Appendix A -- Ratings" contains further information concerning the ratings of certain rating agencies and their significance.

The Fund's investment managers may use ratings produced by ratings agencies as guidelines to determine the rating of a security at the time the Fund buys it. A rating agency may change its credit ratings at any time. The Fund's investment managers monitor the rating of the security and will take such action, if any, it believes appropriate when it learns that a rating agency has reduced the security's rating. The Fund is not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the above-stated ratings.

FOREIGN SECURITIES
Foreign securities are debt and equity securities that are traded in markets outside of the United States. The markets in which these securities are located can be developed or emerging. Consistent with their respective investment strategies, the Fund can invest in foreign securities in a number of ways:

     o It can invest directly in foreign securities denominated in a foreign currency;

     o It can invest in American Depositary Receipts, European Depositary Receipts and other similar global instruments; and

     o    It can invest in investment funds.

TYPES OF FOREIGN SECURITIES:

AMERICAN DEPOSITARY RECEIPTS (ADRS) -- ADRs as well as other "hybrid" forms of ADRs, including European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. A custodian bank or similar financial institution in the issuer 's home country holds the underlying shares in trust. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. ADRs are subject to many of the risks associated with investing directly in foreign securities. European Depositary Receipts are similar to ADRs, except that they are typically issued by European banks or trust companies.

ADRs can be sponsored or unsponsored. While these types are similar, there are differences regarding a holder's rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer's request. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

EMERGING MARKETS -- An "emerging country" is generally a country that the International Bank for Reconstruction and Development (World Bank) and the International Finance Corporation would consider to be an emerging or developing country. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products (GNP) than more developed countries. There are currently over 130 countries that the international financial community generally considers to be emerging or developing countries, approximately 40 of which currently have stock markets. These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

INVESTMENT FUNDS -- Some emerging countries currently prohibit direct foreign investment in the securities of their companies. Certain emerging countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized. Investments in these investment funds are subject to the provisions of the 1940 Act. If the Fund invests in such investment funds, shareholders will bear not only their proportionate share of the expenses (including operating expenses and the fees of the Adviser), but also will indirectly bear similar expenses of the underlying investment funds. In addition, these investment funds may trade at a premium over their net asset value.

RISKS OF FOREIGN SECURITIES:

Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

POLITICAL AND ECONOMIC FACTORS -- Local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments may affect the value of foreign investments. Listed below are some of the more important political and economic factors that could negatively affect an investment in foreign securities:

     o The economies of foreign countries may differ from the economy of the United States in such areas as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, budget deficits and national debt;

     o Foreign governments sometimes participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could significantly influence the market prices of securities and payment of dividends;

     o The economies of many foreign countries are dependent on international trade and their trading partners and they could be severely affected if their trading partners were to enact protective trade barriers and economic conditions;

     o The internal policies of a particular foreign country may be less stable than in the United States. Other countries face significant external political risks, such as possible claims of sovereignty by other countries or tense and sometimes hostile border clashes; and

     o A foreign government may act adversely to the interests of U.S. investors, including expropriation or nationalization of assets, confiscatory taxation and other restrictions on U. S. investment. A country may restrict or control foreign investments in its securities markets. These restrictions could limit the Fund's ability to invest in a particular country or make it very expensive for the Fund to invest in that country. Some countries require prior governmental approval, limit the types or amount of securities or companies in which a foreigner can invest. Other countries may restrict the ability of foreign investors to repatriate their investment income and capital gains.

INFORMATION AND SUPERVISION -- There is generally less publicly available information about foreign companies than companies based in the United States. For example, there are often no reports and ratings published about foreign companies comparable to the ones written about U.S. companies. Foreign companies are typically not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The lack of comparable information makes investment decisions concerning foreign countries more difficult and less reliable than domestic companies.

STOCK EXCHANGE AND MARKET RISK -- The Fund's investment managers anticipate that in most cases an exchange or over-the-counter ("OTC") market located outside of the United States will be the best available market for foreign securities. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as the markets in the United States Foreign stock markets tend to differ from those in the United States in a number of ways.

Foreign stock markets:

     o are generally more volatile than, and not as developed or efficient as, those in the United States;

     o    have substantially less volume;

     o trade securities that tend to be less liquid and experience rapid and erratic price movements;

     o have generally higher commissions and are subject to set minimum rates, as opposed to negotiated rates;

     o employ trading, settlement and custodial practices less developed than those in U.S. markets; and

     o may have different settlement practices, which may cause delays and increase the potential for failed settlements.


Foreign markets may offer less protection to shareholders than U.S. markets because:

     o foreign accounting, auditing, and financial reporting requirements may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U. S. law and standards;

     o adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis;

     o in general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States;

     o OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated;

     o economic or political concerns may influence regulatory enforcement and may make it difficult for shareholders to enforce their legal rights; and

     o restrictions on transferring securities within the United States or to U.S. persons may make a particular security less liquid than foreign securities of the same class that are not subject to such restrictions.

FOREIGN CURRENCY RISK -- While the Fund denominates its net asset value in U.S. dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in value of securities denominated in that currency. Some of the factors that may impair the investments denominated in a foreign currency are:

     o It may be expensive to convert foreign currencies into U.S. dollars and vice versa;

     o Complex political and economic factors may significantly affect the values of various currencies, including U.S. dollars, and their exchange rates;

     o Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces;

     o There may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis;

     o Available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and

     o The inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

TAXES -- Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries it is possible for the Fund to recover a portion of these taxes, the portion that cannot be recovered will reduce the income the Fund receives from its investments. The Fund does not expect such foreign withholding taxes to have a significant impact on performance.

EMERGING MARKETS -- Investing in emerging markets may magnify the risks of foreign investing. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may:

     o    Have relatively unstable governments;

     o Present greater risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets;

     o Offer less protection of property rights than more developed countries; and

     o Have economies that are based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

DERIVATIVES
Derivatives are financial instruments whose value is based on an underlying asset, such as a stock or a bond, an underlying economic factor, such as an interest rate or a market benchmark, such as an index. Investors can use derivatives to gain exposure to various markets in a cost efficient manner, to reduce transaction costs, alter duration or to remain fully invested. They may also invest in derivatives to protect it from broad fluctuations in market prices, interest rates or foreign currency exchange rates. Investing in derivatives for these purposes is known as "hedging." When hedging is successful, the Fund will have offset any depreciation in the value of its Fund securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of the Fund to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure. To the extent that the Fund engages in hedging, there can be no assurance that any hedge will be effective or that there will be a hedge in place at any given time.

Because many derivatives have a leverage or borrowing component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Accordingly, certain derivative transactions may be considered to constitute borrowing transactions for purposes of the 1940 Act. Such a derivative transaction will not be considered to constitute the issuance of a "senior security" by the Fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund, if the Fund covers the transaction or segregates sufficient liquid assets in accordance with the requirements, and subject to certain risks.

TYPES OF DERIVATIVES:

FUTURES -- A futures contract is an agreement between two parties whereby one party sells and the other party agrees to buy a specified amount of a financial instrument at an agreed upon price and time. The financial instrument underlying the contract may be a stock, stock index, bond, bond index, interest rate, foreign exchange rate or other similar instrument. Agreeing to buy the underlying financial information is called buying a futures contract or taking a long position in the contract. Likewise, agreeing to sell the underlying financial instrument is called selling a futures contract or taking a short position in the contract.

Futures contracts are traded in the United States on commodity exchanges or boards of trade --known as "contract markets" -- approved for such trading and regulated by the Commodity Futures Trading Commission ("CFTC"). These contract markets standardize the terms, including the maturity date and underlying financial instrument, of all futures contracts.

Unlike other securities, the parties to a futures contract do not have to pay for or deliver the underlying financial instrument until some future date (the delivery date). Contract markets require both the purchaser and seller to deposit "initial margin" with a futures broker, known as a futures commission merchant or custodian bank, when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract's value. After they open a futures contract, the parties to the transaction must compare the purchase price of the contract to its daily market value. If the value of the futures contract changes in such a way that a party's position declines, that party must make additional "variation margin" payments so that the margin payment is adequate. On the other hand, the value of the contract may change in such a way that there is excess margin on deposit, possibly entitling the party that has a gain to receive all or a portion of this amount. This process is known as "marking to the market."

Although the actual terms of a futures contract calls for the delivery of and payment for the underlying security, in many cases the parties may close the contract early by taking an opposite position in an identical contract. If the sale price upon closing out the contract is less than the original purchase price, the person closing out the contract will realize a loss. If the sale price upon closing out the contract is more than the original purchase price, the person closing out the contract will realize a gain. If the purchase price upon closing out the contract is more than the original sale price, the person closing out the contract will realize a loss. If the purchase price upon closing out the contract is less than the original sale price, the person closing out the contract will realize a gain.

The Fund may incur commission expenses when it opens or closes a futures position.

OPTIONS -- An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the "strike price" or "exercise price") at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a "call" (the right to buy the security) or a "put" (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded-options) or may be customized agreements between the parties (over-the-counter or "OTC options"). As with futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options. OTC options have no such intermediary and are subject to the risk that the counterparty will not fulfill its obligations under the contract.

o    PURCHASING PUT AND CALL OPTIONS

When the Fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the "option premium"). The Fund may purchase put options to offset or hedge against a decline in the market value of its securities ("protective puts") or to benefit from a decline in the price of securities that it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

Call options are similar to put options, except that the Fund obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. The Fund would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, the Fund would realize either no gain or a loss on the purchase of the call option.

The purchaser of an option may terminate its position by:

     o    Allowing it to expire and losing its entire premium;

     o Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or

     o    Closing it out in the secondary market at its current price.

o    SELLING (WRITING) PUT AND CALL OPTIONS

When the Fund writes a call option it assumes an obligation to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. Similarly, when the Fund writes a put option it assumes an obligation to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. The Fund may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, it may cancel an over-the-counter option by entering into an offsetting transaction with the counterparty to the option.

The Fund could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If security prices rise, the Fund would expect the put option to expire and the premium it received to offset the increase in the security's value. If security prices remain the same over time, the Fund would hope to profit by closing out the put option at a lower price. If security prices fall, the Fund may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. The Fund could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, the Fund would expect the option to expire and the premium it received to offset the decline of the security's value. However, the Fund must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.

The Fund is permitted only to write covered options. At the time of selling the call option, the Fund may cover the option by owning, among other things:

     o The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract;

     o A call option on the same security or index with the same or lesser exercise price;

     o A call option on the same security or index with a greater exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices;

     o Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract; or

     o In the case of an index, the portfolio of securities that corresponds to the index.

At the time of selling a put option, the Fund may cover the put option by, among other things:

     o    Entering into a short position in the underlying security;

     o Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price;

     o Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or

     o    Maintaining the entire exercise price in liquid securities.

o    OPTIONS ON SECURITIES INDICES

Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

o    OPTIONS ON FUTURES

An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (I.E., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

The Fund may purchase put and call options on futures contracts instead of selling or buying futures contracts. The Fund may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract. The Fund may buy call options on futures contracts for the same purpose as the actual purchase of the futures contracts, such as in anticipation of favorable market conditions.

The Fund may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, the Fund would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the Fund.

o    COMBINED POSITIONS

The Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, the Fund could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

o    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. Unlike futures contracts, forward contracts:

     o Do not have standard maturity dates or amounts (I.E., the parties to the contract may fix the maturity date and the amount).

     o Are traded in the inter-bank markets conducted directly between currency traders (usually large commercial banks) and their customers, as opposed to futures contracts which are traded only on exchanges regulated by the CFTC.

     o    Do not require an initial margin deposit.

     o May be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to a commodities exchange.

FOREIGN CURRENCY HEDGING STRATEGIES -- A "settlement hedge" or "transaction hedge" is designed to protect the Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. The Fund may also use forward contracts to purchase or sell a foreign currency when it anticipates purchasing or selling securities denominated in foreign currency, even if it has not yet selected the specific investments.

The Fund may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the currency in which the Fund's investment is denominated. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that the Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency.

The Fund may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one foreign currency in exchange for another foreign currency, including currencies in which its securities are not then denominated. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges may protect against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases. Cross hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.

It is difficult to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, the Fund may have to purchase additional foreign currency on the spot market if the market value of a security it is hedging is less than the amount of foreign currency it is obligated to deliver. Conversely, the Fund may have to sell on the spot market some of the foreign currency it received upon the sale of a security if the market value of such security exceeds the amount of foreign currency it is obligated to deliver.

To the extent that the Fund engages in foreign currency hedging, there can be no assurance that any hedge will be effective or that there will be a hedge in place at any given time.

SWAPS, CAPS, COLLARS AND FLOORS

SWAP AGREEMENTS -- A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of the Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date under certain circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Fund may not be able to recover the money it expected to receive under the contract.

A swap agreement can be a form of leverage, which can magnify the Fund's gains or losses. In order to reduce the risk associated with leveraging, the Fund may cover its current obligations under swap agreements according to guidelines established by the SEC. If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

o    TOTAL RETURN SWAPS

Total return swaps are contracts in which one party agrees to make payments of the total return from the underlying asset during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying asset. The total return includes appreciation or depreciation on the underlying asset, plus any interest or dividend payments. Payments under the swap are based upon an agreed upon principal amount but since the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. Total return swaps are marked to market daily using different sources, including quotations from counterparties, pricing services, brokers or market makers. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the amount due to the Fund at termination or settlement. The primary risks associated with total returns swaps are credit risks (if the counterparty fails to meet its obligations) and market risk (if there is no liquid market for the agreement or unfavorable changes occur to the underlying asset).

o    EQUITY SWAPS

In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the Fund will be committed to pay.

o    INTEREST RATE SWAPS

Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are "fixed-for floating rate swaps," "termed basis swaps" and "index amortizing swaps." Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.

Like a traditional investment in a debt security, the Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if the Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives. Similarly, if the Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the Fund may receive less money than it has agreed to pay.

o    CURRENCY SWAPS

A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. The Fund may enter into a currency swap when it has one currency and desires a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. Changes in foreign exchange rates and changes in interest rates, as described above may negatively affect currency swaps.

CAPS, COLLARS AND FLOORS -- Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

RISKS OF DERIVATIVES:

While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of the Fund than if it had not entered into any derivatives transactions. Derivatives may magnify the Fund's gains or losses, causing it to make or lose substantially more than it invested.

When used for hedging purposes, increases in the value of the securities the Fund holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose the Fund to greater risks.

CORRELATION OF PRICES -- The Fund's ability to hedge its securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities the Fund is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The Fund's investment managers will try to minimize this risk by investing only in those contracts whose behavior it expects to resemble with the portfolio securities it is trying to hedge. However, if the Fund's prediction of interest and currency rates, market value, volatility or other economic factors is incorrect, the Fund may lose money, or may not make as much money as it expected.

Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence:

     o current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;

     o a difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or trading of an instrument stops; and

     o differences between the derivatives, such as different margin requirements, different liquidity of such markets and the participation of speculators in such markets.

Derivatives based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of the Fund. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect the Fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of the Fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund's investments precisely over time.

LACK OF LIQUIDITY -- Before a futures contract or option is exercised or expires, the Fund can terminate it only by entering into a closing purchase or sale transaction. Moreover, the Fund may close out a futures contract only on the exchange the contract was initially traded. If there is no secondary market for the contract, or the market is illiquid, the Fund may not be able to close out its position. In an illiquid market, the Fund may:

     o have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;

     o    have to purchase or sell the instrument underlying the contract;

     o    not be able to hedge its investments; and

     o    not be able to realize profits or limit its losses.

Derivatives may become illiquid (I.E., difficult to sell at a desired time and price) under a variety of market conditions. For example:

     o an exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives, which sometimes occurs because of increased market volatility;

     o unusual or unforeseen circumstances may interrupt normal operations of an exchange;

     o the facilities of the exchange may not be adequate to handle current trading volume;

     o equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other occurrences may disrupt normal trading activity; or

     o investors may lose interest in a particular derivative or category of derivatives.

MANAGEMENT RISK -- If the Fund's investment managers incorrectly predict stock market and interest rate trends, the Fund may lose money by investing in derivatives. For example, if the Fund were to write a call option based on the Fund's investment managers expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the Fund were to write a put option based on the Fund's investment managers expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

PRICING RISK -- At times, market conditions might make it hard to value some investments. For example, if the Fund has valued its securities too highly, you may end up paying too much for Fund shares when you buy into the Fund. If the Fund underestimates its price, you may not receive the full market value for your Fund shares when you sell.

MARGIN -- Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to the Fund and it may lose more than it originally invested in the derivative.

If the price of a futures contract changes adversely, the Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. The Fund may lose its margin deposits if a broker with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

VOLATILITY AND LEVERAGE -- The prices of derivatives are volatile (I.E., they may change rapidly, substantially and unpredictably) and are influenced by a variety of factors, including:

     o    actual and anticipated changes in interest rates;

     o    fiscal and monetary policies; and

     o    national and international political events.

Most exchanges limit the amount by which the price of a derivative can change during a single trading day. Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day. Once the price of a derivative reaches this value, the Fund may not trade that derivative at a price beyond that limit. The daily limit governs only price movements during a given day and does not limit potential gains or losses. Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.

Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to the Fund and it may lose more than it originally invested in the derivative.

If the price of a futures contract changes adversely, the Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. The Fund may lose its margin deposits if a broker-dealer with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

INVESTMENT COMPANY SHARES

The Fund may invest in shares of other investment companies, to the extent permitted by applicable law and subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by the Fund. The Fund's purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying the Fund's expenses. Unless an exception is available, Section 12(d)(1)(A) of the 1940 Act prohibits the Fund from (i) acquiring more than 3% of the voting shares of any one investment company, (ii) investing more than 5% of its total assets in any one investment company, and (iii) investing more than 10% of its total assets in all investment companies combined, including its ETF investments.

For hedging or other purposes, the Fund may invest in investment companies that seek to track the composition and/or performance of specific indexes or portions of specific indexes. Certain of these investment companies, known as exchange-traded funds, are traded on a securities exchange. (See "Exchange Traded Funds" above). The market prices of index-based investments will fluctuate in accordance with changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company's shares on the exchange upon which the shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things.

Pursuant to orders issued by the SEC to each of certain iShares, Market Vectors, Vanguard, ProShares, PowerShares, Claymore, Direxion, Wisdom Tree, Rydex, First Trust and SPDR exchange-traded funds (collectively, the "ETFs") and procedures approved by the Board, the Fund may invest in the ETFs in excess of the 3% limit described above, provided that the Fund has described the ETF investments in its Prospectus and otherwise complies with the conditions of the SEC, as it may be amended, and any other applicable investment limitations. Neither the ETFs nor their investment advisers make any representations regarding the advisability of investing in the ETFs.

MONEY MARKET SECURITIES

Money market securities include short-term U.S. government securities; custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; commercial paper rated in the highest short-term rating category by a nationally recognized statistical ratings organization ("NRSRO"), such as Standard & Poor's or Moody's, or determined by the Fund's investment managers to be of comparable quality at the time of purchase; short-term bank obligations (certificates of deposit, time deposits and bankers' acceptances) of U.S. commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and repurchase agreements involving such securities. Each of these money market securities are described below. For a description of ratings, see "Appendix A --Ratings" to this SAI.

REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements with financial institutions. A repurchase agreement is an agreement under which the Fund acquires a fixed income security (generally a security issued by the U.S. government or an agency thereof, a banker's acceptance, or a certificate of deposit) from a commercial bank, broker, or dealer, and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The Fund follows certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with creditworthy financial institutions whose condition will be continually monitored by the Fund's investment managers. The repurchase agreements entered into by the Fund will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement and consist only of securities permissible under Section 101(47)(A)(i) of the Bankruptcy Code (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by the Fund, the custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund, not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by that Fund, amounts to more than 15% of the Fund's total assets. The investments of the Fund in repurchase agreements, at times, may be substantial when, in the view of the Fund's investment managers, liquidity or other considerations so warrant.

SECURITIES LENDING

The Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund's Board of Trustees. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). The Fund will not lend portfolio securities to their Adviser, Sub-Adviser or their affiliates unless permissible under the 1940 Act and promulgations thereunder. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.

The Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund's securities lending agent.

By lending its securities, the Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral. The Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

ILLIQUID SECURITIES

Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business (within seven days) at approximately the prices at which they are valued. Because of their illiquid nature, illiquid securities must be priced at fair value as determined in good faith pursuant to procedures approved by the Trust's Board of Trustees. Despite such good faith efforts to determine fair value prices, the Fund's illiquid securities are subject to the risk that the security's fair value price may differ from the actual price which the Fund may ultimately realize upon their sale or disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Trust's Board of Trustees, the Fund's investment managers determine the liquidity of the Fund's investments. In determining the liquidity of the Fund's investments, the Fund's investment managers may consider various factors, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security). The Fund will not invest more than 15% of its net assets in illiquid securities.

RESTRICTED SECURITIES

Restricted securities are securities that may not be sold freely to the public absent registration under the U.S. Securities Act of 1933, as amended (the "1933 Act") or an exemption from registration. As consistent with the Fund's investment objectives, the Fund may invest in Section 4(2) commercial paper.
Section 4(2) commercial paper is issued in reliance on an exemption from registration under Section 4(2) of the Act and is generally sold to institutional investors who purchase for investment. Any resale of such commercial paper must be in an exempt transaction, usually to an institutional investor through the issuer or investment dealers who make a market in such commercial paper. The Trust believes that Section 4(2) commercial paper is liquid to the extent it meets the criteria established by the Board of Trustees of the Trust. The Trust intends to treat such commercial paper as liquid and not subject to the investment limitations applicable to illiquid securities or restricted securities.

SHORT SALES

As consistent with the Fund's investment objectives, the Fund may engage in short sales that are either "uncovered" or "against the box." A short sale is "against the box" if at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to the Fund with respect to the securities that are sold short.

Uncovered short sales are transactions under which the Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

Until the Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain a segregated account containing cash or liquid securities at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time the security was sold short, or (b) otherwise cover the Fund's short position.

INVESTMENT LIMITATIONS

FUNDAMENTAL POLICIES

The following investment limitations are fundamental policies of the Fund that cannot be changed without the consent of the holders of a majority of the Fund's outstanding shares. The phrase "majority of the outstanding shares" means the vote of (i) 67% or more of the Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

The Fund may not:

1. Purchase securities of an issuer that would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

2. Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3. Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4. Make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5. Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

6. Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

NON-FUNDAMENTAL POLICIES

In addition to the Fund's investment objective(s), the following investment limitations of the Fund are non-fundamental and may be changed by the Trust's Board of Trustees without shareholder approval. These non-fundamental policies are based upon the regulations currently set forth in the 1940 Act.

The Fund may not:

1. Purchase securities of any issuer (except securities of other investment companies, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer; or acquire more than 10% of the outstanding voting securities of any one issuer. This restriction applies to 75% of the Fund's total assets.

2. Purchase any securities which would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities. For purposes of this limitation, (i) utility companies will be classified according to their services, for example, gas distribution, gas transmission, electric and telephone will each be considered a separate industry; and (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry.

3. Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies that either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowing. Asset coverage of at least 300% is required for all borrowing, except where the Fund has borrowed money for temporary purposes in an amount not exceeding 5% of its total assets.

4. Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies;
     (ii) enter into repurchase agreements; and (iii) lend its securities.

5. Purchase or sell real estate, real estate limited partnership interests, physical commodities or commodities contracts except that the Fund may purchase (i) marketable securities issued by companies which own or invest in real estate (including real estate investment trusts), commodities or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

6. Invest in illiquid securities in an amount exceeding, in the aggregate, 15% of the Fund's net assets.

Except with respect to Fund's policies concerning borrowing and illiquid securities, if a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in values or assets will not constitute a violation of such restriction. With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances cause the Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable. With respect to the limitation on borrowing, in the event that a subsequent change in net assets or other circumstances cause the Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of borrowing back within the limitations as soon as reasonably practicable.

THE ADVISER

INVESTMENT ADVISER

Frost Investment Advisors, LLC (the "Adviser" or "Frost"), an affiliate of The Frost National Bank, is a professional investment management firm registered with the SEC under the Investment Advisers Act of 1940. The Adviser, a Delaware limited liability company, was established in December of 2007 and offers investment management services for institutions and retail clients. The Adviser's principal place of business is located at 100 West Houston Street, 15th Floor, San Antonio, Texas 78205. The Adviser is a subsidiary of The Frost National Bank, a national bank. The Frost National Bank is a subsidiary of Cullen/Frost Bankers, Inc., a Texas Corporation.

ADVISORY AGREEMENT WITH THE TRUST. The Trust and the Adviser have entered into an investment advisory agreement dated May 5, 2008, as amended (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser serves as the investment adviser and makes the investment decisions for the Fund and continuously reviews, supervises and administers the investment program of the Fund, subject to the supervision of, and policies established by, the Trustees of the Trust. After the initial two-year term, the continuance of the Advisory Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or by a majority of the outstanding shares of the Fund, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Trust. The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of misfeasance or negligence generally in the performance of its duties hereunder or its negligent disregard of its obligation and duties thereunder.

ADVISORY FEES PAID TO THE ADVISER. For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.80% on the average daily net of the Fund. The Adviser has voluntarily agreed to reduce its fees and/or reimburse expenses to the extent necessary to keep total annual fund operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) from exceeding 2.00% of the Fund's Class A Shares' average daily net assets. The Adviser may discontinue all or part of its fee reductions or reimbursements at any time. If at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Board may permit the Adviser to retain the difference between the total annual fund operating expenses and the Adviser's expense cap to recapture all or a portion of its prior reductions or reimbursements made during the preceding three-year period.

THE PORTFOLIO MANAGERS

This section includes information about the Fund's portfolio managers, including information about other accounts managed, the dollar range of Fund shares owned and compensation.

COMPENSATION. The Adviser compensates the Fund's portfolio managers for their management of the Fund. Compensation for the Adviser's portfolio managers includes an annual salary, 401(k) retirement plan and, at the discretion of management, an annual bonus and company-wide profit sharing provided for employees of The Frost National Bank. Each portfolio manager of the Adviser currently named in the prospectus also may own equity shares in the Frost National Bank, the parent company of the Adviser, either directly or through a 401(k) retirement savings plan or a profit sharing plan. Both the salary and potential bonus are reviewed approximately annually for comparability with salaries of other portfolio managers in the industry, using survey data obtained from compensation consultants. The awarding of a bonus is subjective. Criteria that are considered in formulating a bonus include, but are not limited to, the following: revenues available to pay compensation of the manager and all other expenses related to supporting the accounts managed by the manager, including the manager's specific fund(s); multiple year historical total return of accounts managed by the manager, including the manager's specific fund(s), relative to market performance and similar investment companies; single year historical total return of accounts managed by the manager, including the manager's specific fund(s), relative to market performance and similar investment companies; the degree of sensitivity of the manager to potential tax liabilities created for account holders in generating returns, relative to overall return. There is no material difference in the method used to calculate the manager's compensation with respect to the manager's specific fund(s) and other accounts managed by the manager, except that certain accounts managed by the manager may have no income or capital gains tax considerations. To the extent that the manager realizes benefits from capital appreciation and dividends paid to shareholders of the manager's specific fund(s), such benefits accrue from the overall financial performance of the manager's specific fund(s).

FUND SHARES OWNED BY PORTFOLIO MANAGER. The Fund is required to show the dollar amount range of the portfolio manager's "beneficial ownership" of shares of the Fund as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934 (the "1934 Act"). Because the Fund is new, as of the date of this SAI, the portfolio manager did not beneficially own shares of the Fund.

OTHER ACCOUNTS. In addition to the Fund, the portfolio manager is responsible for the day-to-day management of certain other accounts, as listed below. Numbers in parentheses (if any) indicate the accounts and the total assets in the accounts for which the advisory fee is based on the performance of the account. The information below is provided as of June 30, 2010.

-----------------------------------------------------------------------------------------------
                        REGISTERED INVESTMENT        OTHER POOLED
                               COMPANIES         INVESTMENT VEHICLES       OTHER ACCOUNTS
                      -------------------------------------------------------------------------
                         NUMBER      TOTAL      NUMBER
                            OF      ASSETS        OF     TOTAL ASSETS   NUMBER OF  TOTAL ASSETS
       NAME             ACCOUNTS  (MILLIONS)   ACCOUNTS   (MILLIONS)    ACCOUNTS    (MILLIONS)
-----------------------------------------------------------------------------------------------
R. David Telling, Jr.       0        $0           0          $0            0           $0
-----------------------------------------------------------------------------------------------
Tom L. Stringfellow         1       $252          0          $0           156         $492
-----------------------------------------------------------------------------------------------
Brad Thompson               3       $522          0          $0            0           $0
-----------------------------------------------------------------------------------------------
Jeffery Elswick             4       $863          0          $0           37          $492
-----------------------------------------------------------------------------------------------

CONFLICTS OF INTERESTS. The portfolio manager's management of "other accounts" may give rise to potential conflicts of interest in connection with his management of the Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund's. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. Another potential conflict could include the portfolio manager's knowledge about the size, timing and possible market impact of the Fund's trade, whereby the portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund.

THE ADMINISTRATOR

GENERAL. SEI Investments Global Funds Services (the "Administrator"), a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of fund valuation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

ADMINISTRATION AGREEMENT WITH THE TRUST. The Trust and the Administrator have entered into an administration agreement dated January 28, 1993, as amended and restated November 12, 2002 (the "Administration Agreement"). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. The Administrator also serves as the shareholder servicing agent for the Fund under a shareholder servicing arrangement with the Trust pursuant to which the Administrator provides certain shareholder services in addition to those set forth in the Administration Agreement.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.

ADMINISTRATION FEES PAID TO THE ADMINISTRATOR. The Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. For these administrative services, the Administrator is entitled to a fee, which is detailed below in the following schedule:



--------------------------------------------------------------------------------
     FEE (AS A PERCENTAGE OF AGGREGATE
         AVERAGE ANNUAL ASSETS)           FUND'S AVERAGE DAILY NET ASSETS
--------------------------------------------------------------------------------
                  0.10%                       First $2 billion
--------------------------------------------------------------------------------
                  0.08%                   $2 billion - $3 billion
--------------------------------------------------------------------------------
                  0.06%                       Over $3 billion
--------------------------------------------------------------------------------


The initial annual minimum fee will be based upon the number of portfolios launched within the Frost fund complex as of the inception date of the Frost fund complex. The annual minimum fees assume that each portfolio includes up to two classes and are as follows:


     o The annual minimum fee for the Frost fund complex shall be $900,000 for the initial 8 funds.

     o For each additional fund established after the initial 8 funds in the Frost fund complex, the minimum annual fee for administrative services will be increased by $90,000.

     o In the event that a fund is comprised of more than two classes, the Frost fund complex will be subject to an additional annual fee at a rate of $15,000 per class.


THE DISTRIBUTOR

GENERAL. SEI Investments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEI, and the Trust are parties to a distribution agreement dated May 31, 2000 ("Distribution Agreement"). The principal business address of the Distributor is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not "interested persons" of the Trust and have no direct or indirect financial interest in the operation of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act), and is terminable at any time without penalty by the Trustees of the Trust or by a majority of the outstanding shares of the Fund, upon not more than 60 days' written notice by either party. The Distribution Agreement provides that the Distributor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

THE DISTRIBUTION PLAN. The Distribution Plan (the "Plan") provides that Class A Shares of the Fund pay the Distributor an annual fee of up to a maximum of 0.25% of the average daily net assets of the shares. Under the Plan, the Distributor may make payments pursuant to written agreements to financial institutions and intermediaries such as banks, savings and loan associations and insurance companies including, without limit, investment counselors, broker-dealers and the Distributor's affiliates and subsidiaries (collectively, "Agents") as compensation for services and reimbursement of expenses incurred in connection with distribution assistance. The Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution expenses incurred by the Distributor or the amount of payments made to other financial institutions and intermediaries. The Trust intends to operate the Plan in accordance with its terms and with the Financial Industry Regulatory Authority ("FINRA") rules concerning sales charges.

The Trust has adopted the Plan in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the Plan or any agreements related to the Plan ("Qualified Trustees"). The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding shares of the affected Fund(s). All material amendments of the Plan will require approval by a majority of the Trustees of the Trust and of the Qualified Trustees.

DEALER REALLOWANCES. Class A Shares of the Fund are sold subject to a front-end sales charge as described in the Prospectus. Selling dealers are normally reallowed 100% of the sales charge by the Distributor. The following table shows the amount of the front-end sales charge that is reallowed to dealers as a percentage of the offering price of Class A Shares.


-------------------------------------------------------------------------------------
                            $50,000    $100,000   $250,000    $500,000
                    LESS    BUT LESS   BUT LESS   BUT LESS     BUT LESS
                    THAN      THAN       THAN       THAN         THAN     $1,000,000
FUND              $50,000   $100,000   $250,000   $500,000   $1,000,000   AND OVER(1)
-------------------------------------------------------------------------------------
Diversified
Strategies Fund    5.75%     4.75%      3.75%       2.75%      2.00%         None
-------------------------------------------------------------------------------------


(1) If you are in a category of investors who may purchase Fund shares without a front-end sales charge, you will be subject to a 1.00% deferred sales charge if you redeem your shares within 12 months of purchase.

PAYMENTS TO FINANCIAL INTERMEDIARIES

The Adviser, at its discretion, may make payments from their own resources and not from Fund assets to affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or its respective affiliates, as incentives to help market and promote the Fund and/or in recognition of their distribution, marketing, administrative services, and/or processing support.

These additional payments may be made to financial intermediaries that sell Fund shares or provide services to the Fund, the Distributor or shareholders of the Fund through the financial intermediary's retail distribution channel and/or fund supermarkets. Payments may also be made through the financial intermediary's retirement, qualified tuition, fee-based advisory, wrap fee bank trust, or insurance (e.g., individual or group annuity) programs. These payments may include, but are not limited to, placing the Fund in a financial intermediary's retail distribution channel or on a preferred or recommended fund list; providing business or shareholder financial planning assistance; educating financial intermediary personnel about the Fund; providing access to sales and management representatives of the financial intermediary; promoting sales of Fund shares; providing marketing and educational support; maintaining share balances and/or for sub-accounting, administrative or shareholder transaction processing services. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

The Adviser may also make payments from its own resources to financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and other sponsored events. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Revenue sharing payments may be negotiated based on a variety of factors, including the level of sales, the amount of Fund assets attributable to investments in the Fund by financial intermediaries' customers, a flat fee or other measures as determined from time to time by the Adviser. A significant purpose of these payments is to increase the sales of Fund shares, which in turn may benefit the Adviser through increased fees as Fund assets grow.

THE TRANSFER AGENT

DST Systems, Inc., 333 W. 11(th) Street, Kansas City, Missouri 64105 (the "Transfer Agent"), serves as the Fund's transfer agent.

THE CUSTODIAN

Union Bank, N.A. 475 Samsone Street, 15(th) Floor, San Francisco, California 94111(the "Custodian"), acts as custodian of the Fund. The Custodian holds cash, securities and other assets of the Fund as required by the 1940 Act.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, Two Commerce Square, 2001 Market Street, Philadelphia, Pennsylvania 19103, serves as independent registered public accounting firm for the Fund.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, Pennsylvania 19103-2921, serves as legal counsel to the Trust.

TRUSTEES AND OFFICERS OF THE TRUST

BOARD RESPONSIBILITIES. The management and affairs of the Trust and its series, including the Funds described in this SAI, are overseen by the Trustees. The Board has approved contracts, as described above, under which certain companies provide essential management services to the Trust.


Like most mutual funds, the day-to-day business of the Trust, including the management of risk, is performed by third party service providers, such as the Adviser, Distributor and Administrator. The Trustees are responsible for overseeing the Trust's service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, I.E., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the funds. The funds and their service providers employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust's business (e.g., the Adviser is responsible for the day-to-day management of each Fund's portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the funds' service providers the importance of maintaining vigorous risk management.

The Trustees' role in risk oversight begins before the inception of a fund, at which time certain of the fund's service providers present the Board with information concerning the investment objectives, strategies and risks of the fund as well as proposed investment limitations for the fund. Additionally, the fund's adviser provides the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board continues its oversight function as various personnel, including the Trust's Chief Compliance Officer, as well as personnel of the adviser and other service providers such as the fund's independent accountants, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the funds may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the funds by the adviser and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the advisory agreement with the adviser, the Board meets with the adviser to review such services. Among other things, the Board regularly considers the adviser's adherence to the funds' investment restrictions and compliance with various fund policies and procedures and with applicable securities regulations. The Board also reviews information about the funds' investments, including, for example, portfolio holdings schedules and reports on the adviser's use of derivatives in managing the funds, if any, as well as reports on the funds' investments in ETFs, if any.

The Trust's Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and fund and adviser risk assessments. At least annually, the Trust's Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust's policies and procedures and those of its service providers, including the adviser. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from the funds' service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. The Trust's Fair Value Pricing Committee makes regular reports to the Board concerning investments for which market quotations are not readily available. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of the funds' financial statements, focusing on major areas of risk encountered by the funds and noting any significant deficiencies or material weaknesses in the funds' internal controls. Additionally, in connection with its oversight function, the Board oversees fund management's implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust's internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust's financial reporting and the preparation of the Trust's financial statements.

From their review of these reports and discussions with the adviser, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of the funds, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the funds can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the funds' goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information.
 Most of the funds' investment management and business affairs are carried out by or through the funds' adviser and other service providers each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the funds' and each other's in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board's ability to monitor and manage risk, as a practical matter, is subject to limitations.

MEMBERS OF THE BOARD. There are eight members of the Board of Trustees, six of whom are not interested persons of the Trust, as that term is defined in the 1940 Act ("independent Trustees"). Robert Nesher, an interested person of the Trust, serves as Chairman of the Board. George Sullivan, an independent Trustee, serves as the lead independent Trustee. The Trust has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Trust made this determination in consideration of, among other things, the fact that the independent Trustees constitute a super-majority (75%) of the Board, the fact that the chairperson of each Committee of the Board is an independent Trustee, the amount of assets under management in the Trust, and the number of funds (and classes of shares) overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the independent Trustees from fund management.


The Board of Trustees has three standing committees: the Audit Committee, Governance Committee and Fair Value Pricing Committee. The Audit Committee and Governance Committee are chaired by an independent Trustee and composed of all of the independent Trustees. In addition, the Board of Trustees has a lead independent Trustee.

In his role as lead independent Trustee, Mr. Sullivan, among other things: presides over board meetings in the absence of the Chairman of the Board; presides over executive sessions of the independent Trustees; along with the Chairman of the Board, oversees the development of agendas for Board meetings; facilitates communication between the independent Trustees and management, and among the independent Trustees; serves as a key point person for dealings between the independent Trustees and management; and has such other responsibilities as the Board or independent Trustees determine from time to time.

Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456.

----------------------------------------------------------------------------------------------------------------------------
                                 POSITION
                              WITH TRUST AND
          NAME AND                LENGTH           PRINCIPAL OCCUPATIONS                OTHER DIRECTORSHIPS HELD
       DATE OF BIRTH              OF TERM           IN THE PAST 5 YEARS
----------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
----------------------------------------------------------------------------------------------------------------------------
Robert Nesher                 Chairman of      SEI employee 1974 to           Trustee of The Advisors' Inner Circle Fund,
(08/17/46)                    the Board of     present; currently performs    Bishop Street Funds, SEI Daily Income Trust,
                              Trustees(1)      various services on behalf     SEI Institutional International Trust, SEI
                              (since 1991)     of SEI Investments for         Institutional Investments Trust, SEI
                                               which Mr. Nesher is            Institutional Managed Trust, SEI Liquid
                                               compensated. President and     Asset Trust, SEI Asset Allocation Trust and
                                               Director of SEI Opportunity    SEI Tax Exempt Trust. President and Director
                                               Fund, L.P. and SEI             of SEI Opportunity Fund, L.P. and SEI
                                               Structured Credit Fund, LP.    Structured Credit Fund, L.P. Director of SEI
                                               President and Chief            Global Master Fund plc, SEI Global Asset Fund
                                               Executive Officer of SEI       plc, SEI Global Investments Fund plc, SEI
                                               Alpha Strategy Portfolios,     Investments -- Global Funds Services, Limited,
                                               LP, June 2007 to present.      SEI Investments Global, Limited, SEI Investments
                                                                              (Europe) Ltd., SEI Investments -- Unit Trust
                                                                              Management (UK) Limited, SEI Multi-Strategy
                                                                              Funds PLC, SEI Global Nominee Ltd. and SEI
                                                                              Alpha Stragegy Portfolios, L.P.
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                 POSITION
                              WITH TRUST AND
          NAME AND                LENGTH           PRINCIPAL OCCUPATIONS                OTHER DIRECTORSHIPS HELD
       DATE OF BIRTH              OF TERM           IN THE PAST 5 YEARS
----------------------------------------------------------------------------------------------------------------------------
William M. Doran              Trustee(1)       Self-Employed Consultant       Trustee of The Advisors' Inner Circle Fund,
(05/26/40)                    (since 1992)     since 2003. Partner at         Bishop Street Funds, SEI Daily Income Trust,
                                               Morgan, Lewis & Bockius LLP    SEI Institutional International Trust, SEI
                                               (law firm) from 1976 to        Institutional Investments Trust, SEI
                                               2003. Counsel to the           Institutional Managed Trust, SEI Liquid
                                               Trust, SEI Investments, SIMC,  Asset Trust, SEI Asset Allocation Trust
                                               the Administrator and the      and SEI Tax Exempt Trust. Director of SEI
                                               Distributor.                   Alpha Strategy Portfolios, LP. Director
                                                                              of SEI Investments (Europe), Limited,
                                                                              SEI Investments--Global Funds Services,
                                                                              Limited, SEI Investments Global, Limited, SEI
                                                                              Investments (Asia), Limited and SEI Asset
                                                                              Korea Co., Ltd. Director of the Distributor
                                                                              since 2003.
----------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------------------------------
Charles E. Carlbom            Trustee          Self-Employed Business         Trustee of The Advisors' Inner Circle Fund
(08/20/34)                    (since 2005)     Consultant, Business           and Bishop Street Funds; Director of Oregon
                                               Projects Inc.                  Transfer Co.
                                               since 1997.
----------------------------------------------------------------------------------------------------------------------------
John K. Darr                  Trustee          Retired. CEO, Office of        Trustee of The Advisors' Inner Circle Fund
(08/17/44)                    (since 2008)     Finance, Federal Home Loan     and Bishop Street Funds, Director of Federal
                                               Bank, from 1992 to 2007.       Home Loan Bank of Pittsburgh and Manna, Inc.
                                                                              (non-profit developer of affordable housing
                                                                              for ownership).
----------------------------------------------------------------------------------------------------------------------------
Mitchell A. Johnson           Trustee          Retired. Private investor      Trustee of The Advisors' Inner Circle Fund,
(03/01/42)                    (since 2005)     since 1994.                    Bishop Street Funds, SEI Asset Allocation
                                                                              Trust, SEI Daily Income Trust, SEI Institutional
                                                                              International Trust, SEI Institutional Managed
                                                                              Trust, SEI Institutional Investments Trust,
                                                                              SEI Liquid Asset Trust, SEI Tax Exempt Trust
                                                                              and SEI Alpha Strategy Portfolios, LP. Director,
                                                                              Federal Agricultural Mortgage Corporation
                                                                              (Farmer Mac) since 1997.
----------------------------------------------------------------------------------------------------------------------------
Betty L. Krikorian            Trustee          Vice President, Compliance,    Trustee of The Advisors' Inner Circle Fund
(01/23/43)                    (since 2005)     AARP Financial Inc. from       and Bishop Street Funds.
                                               2008 to 2010. Self-Employed
                                               Legal and Financial Services
                                               Consultant since 2003.
                                               Counsel (in-house) for
                                               State Street Bank from 1995
                                               to 2003.
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                 POSITION
                              WITH TRUST AND
          NAME AND                LENGTH           PRINCIPAL OCCUPATIONS                OTHER DIRECTORSHIPS HELD
       DATE OF BIRTH              OF TERM           IN THE PAST 5 YEARS
----------------------------------------------------------------------------------------------------------------------------
James M. Storey               Trustee          Attorney, Solo Practitioner    Trustee/Director of The Advisors' Inner
(04/12/31)                    (since 1994)     since 1994.                    Circle Fund, Bishop Street Funds, U.S.
                                                                              Charitable Gift Trust, SEI Daily Income
                                                                              Trust, SEI Institutional International Trust,
                                                                              SEI Institutional Investments Trust, SEI
                                                                              Institutional Managed Trust, SEI Liquid Asset
                                                                              Trust, SEI Asset Allocation Trust, SEI Tax
                                                                              Exempt Trust and SEI Alpha Strategy Portfolios,
                                                                              L.P.
----------------------------------------------------------------------------------------------------------------------------
George J. Sullivan, Jr.       Trustee          Self-employed Consultant,      Trustee/Director of State Street Navigator
(11/13/42)                    (since 1999)     Newfound Consultants Inc.      Securities Lending Trust, The Advisors'
                                               since April 1997.              Inner Circle Fund, Bishop Street Funds, SEI
                                                                              Opportunity Fund, L.P., SEI Structured
                                                                              Credit Fund, LP, SEI Daily Income Trust, SEI
                                                                              Institutional International Trust, SEI
                                                                              Institutional Investments Trust, SEI
                                                                              Institutional Managed Trust, SEI Liquid
                                                                              Asset Trust, SEI Asset Allocation Trust, SEI
                                                                              Tax Exempt Trust and SEI Alpha Strategy
                                                                              Portfolios, LP; member of the independent
                                                                              review committee for SEI's Canadian-registered
                                                                              mutual funds.
----------------------------------------------------------------------------------------------------------------------------

(1) Denotes Trustees who may be deemed to be "interested" persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

Individual Trustee Qualifications


The Trust has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the funds provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the funds, and to exercise their business judgment in a manner that serves the best interests of the funds' shareholders. The Trust has concluded that each of the Trustees should serve as a Trustee based on their own experience, qualifications, attributes and skills as described below.


The Trust has concluded that Mr. Nesher should serve as Trustee because of the experience he has gained in his various roles with SEI Investments Company, which he joined in 1974, his knowledge of and experience in the financial services industry, and the experience he has gained serving as trustee of the Trust since 1991.

The Trust has concluded that Mr. Doran should serve as Trustee because of the experience he gained serving as a Partner in the Investment Management and Securities Industry Practice of a large law firm, his experience in and knowledge of the financial services industry, and the experience he has gained serving as trustee of the Trust since 1991.


The Trust has concluded that Mr. Carlbom should serve as Trustee because of the business experience he gained as President and CEO of a large distribution cooperative and Chairman of a consulting company, his knowledge of the financial services industry, and the experience he has gained serving as trustee of the Trust since 2005.


The Trust has concluded that Mr. Darr should serve as Trustee because of his background in economics, the business experience he gained in a variety of roles with different financial and banking institutions and as a founder of a money management firm, his knowledge of the financial services industry, and the experience he has gained serving as trustee of the Trust since 2008.

The Trust has concluded that Mr. Johnson should serve as Trustee because of the experience he gained as President and founder of an investment management firm, his experience in and knowledge of the financial services and banking industries, the experience he gained serving as a director of other mutual funds, and the experience he has gained serving as trustee of the Trust since 2005.

The Trust has concluded that Ms. Krikorian should serve as Trustee because of the experience she gained serving as a legal and financial services consultant, in-house counsel to a large custodian bank and Vice President of Compliance of an investment adviser, her background in fiduciary and banking law, her experience in and knowledge of the financial services industry, and the experience she has gained serving as trustee of the Trust since 2005.

The Trust has concluded that Mr. Storey should serve as Trustee because of the mutual fund governance experience he gained as an Investment Management attorney, both in private practice and with the SEC, his background serving as counsel to numerous mutual fund boards of trustees, his knowledge of the 1940 Act, his experience in and knowledge of the financial services industry, and the experience he has gained serving as trustee of the Trust since 1994.

The Trust has concluded that Mr. Sullivan should serve as Trustee because of the experience he gained as a certified public accountant and financial consultant, his experience in and knowledge of public company accounting and auditing and the financial services industry, the experience he gained as an officer of a large financial services firm in its operations department and his experience from serving as trustee of the Trust since 1999.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board's overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the funds. Moreover, references to the qualifications, attributes and skills of Trustees are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out of the Board or any Trustee as having any special expertise or experience, and shall not be deemed to impose any greater responsibility or liability on any such person or on the Board by reason thereof.

BOARD COMMITTEES. The Board has established the following standing committees:


o AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as the Fund's independent registered public accounting firm and whether to terminate this relationship; reviewing the independent registered public accounting firm's compensation, the proposed scope and terms of its engagement, and the firm's independence; pre-approving audit and non-audit services provided by the Fund's independent registered public accounting firm to the Trust and certain other affiliated entities; serving as a channel of communication between the independent registered public accounting firm and the Trustees; reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm's opinion, any related management letter, management's responses to recommendations made by the independent registered public accounting firm in connection with the audit; reports submitted to the Committee by the internal auditing department of the Trust's Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; reviewing the Fund's audited financial statements and considering any significant disputes between the Trust's management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; considering, in consultation with the independent registered public accounting firm and the Trust's senior internal accounting executive, if any, the independent registered public accounting firms' reports on the adequacy of the Trust's internal financial controls; reviewing, in consultation with the Fund's independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing the Fund's financial statements; and other audit related matters. Messrs. Carlbom, Darr, Johnson, Storey, Sullivan and Ms. Krikorian currently serve as members of the Audit Committee. The Audit Committee meets periodically, as necessary, and met four (4) times during the most recently completed fiscal year.

o FAIR VALUE PRICING COMMITTEE. The Board has a standing Fair Value Pricing Committee that is composed of at least one Trustee and various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibility of the Fair Value Pricing Committee is to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee's determinations are reviewed by the Board. Mr. Nesher, interested Trustee, currently serves as the Board's delegate on the Fair Value Pricing Committee. The Fair Value Pricing Committee meets periodically, as necessary, and met ten (10) times during the most recently completed fiscal year.

o GOVERNANCE COMMITTEE. The Board has a standing Governance Committee (formerly the Nominating Committee) that is composed of each of the independent Trustees of the Trust. The Governance Committee operates under a written charter approved by the Board. The principal responsibilities of the Governance Committee include: considering and reviewing Board governance and compensation issues; conducting a self-assessment of the Board's operations; selecting and nominating all persons to serve as Independent Trustees and evaluating the qualifications of "interested" Trustee candidates; and reviewing shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Trust's office. Messrs. Carlbom, Darr, Johnson, Storey, Sullivan and Ms. Krikorian currently serve as members of the Governance Committee. The Governance Committee meets periodically, as necessary, and did not meet during the most recently completed fiscal year.

FUND SHARES OWNED BY BOARD MEMBERS. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of the Funds as of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

--------------------------------------------------------------------------------
                                                         AGGREGATE DOLLAR
                              DOLLAR RANGE             RANGE OF SHARES (ALL
NAME                         OF FUND SHARES         FUNDS IN FUND COMPLEX)(1,2)
--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------
Nesher                            None                         None
--------------------------------------------------------------------------------
Doran                             None                         None
--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------
Carlbom                           None                         None
--------------------------------------------------------------------------------
Darr                              None                         None
--------------------------------------------------------------------------------
Johnson                           None                         None
--------------------------------------------------------------------------------
Krikorian                         None                         None
--------------------------------------------------------------------------------
Storey                            None                         None
--------------------------------------------------------------------------------
Sullivan                          None                         None
--------------------------------------------------------------------------------

(1)  Valuation date is December 31, 2009.
(2)  The Trust is the only investment company in the Fund Complex.

BOARD COMPENSATION. The Trust paid the following fees to the Trustees during its most recently completed fiscal year.


--------------------------------------------------------------------------------------------------------------
                                          PENSION OR
                                     RETIREMENT BENEFITS    ESTIMATED ANNUAL        TOTAL COMPENSATION FROM
                        AGGREGATE    ACCRUED AS PART OF       BENEFITS UPON            THE TRUST AND FUND
NAME                  COMPENSATION      FUND EXPENSES           RETIREMENT                  COMPLEX(2)
--------------------------------------------------------------------------------------------------------------
                                                                                    $0 for service on one (1)
Robert A. Nesher(1)        $0                N/A                    N/A             board
--------------------------------------------------------------------------------------------------------------
                                                                                    $0 for service on one (1)
William M. Doran(1)        $0                N/A                    N/A             board
--------------------------------------------------------------------------------------------------------------
                                                                                     $35,250 for service on one
Charles E. Carlbom      $35,250              N/A                    N/A              (1) board
--------------------------------------------------------------------------------------------------------------
                                                                                    $35,250 for service on one
John K. Darr            $35,250              N/A                    N/A             (1) board
--------------------------------------------------------------------------------------------------------------
                                                                                    $35,250 for service on one
Mitchell A. Johnson     $35,250              N/A                    N/A             (1) board
--------------------------------------------------------------------------------------------------------------
                                                                                    $35,250 for service on one
Betty L. Krikorian      $35,250              N/A                    N/A             (1) board
--------------------------------------------------------------------------------------------------------------
                                                                                    $35,250 for service on one
James M. Storey         $35,250              N/A                    N/A             (1) board
--------------------------------------------------------------------------------------------------------------
                                                                                    $35,250 for service on one
George J. Sullivan      $35,250              N/A                    N/A             (1) board
--------------------------------------------------------------------------------------------------------------


(1)  A Trustee who is an "interested person" as defined by the 1940 Act.
(2)  The Trust is the only investment company in the "Fund Complex."

TRUST OFFICERS. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as the Executive Officers of the Trust. Unless otherwise noted, the business address of each officer is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. The Chief Compliance Officer is the only officer who receives compensation from the Trust for his services.

Certain officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments Company or its affiliates act as investment manager, administrator or distributor.

---------------------------------------------------------------------------------------
                POSITION                                                  OTHER
NAME AND        TRUST AND          WITH PRINCIPAL OCCUPATIONS IN          DIRECTORSHIPS
DATE OF BIRTH   LENGTH OF TERM     PAST 5 YEARS                           HELD
---------------------------------------------------------------------------------------
Philip  T.      President          Managing Director of SEI               None.
Masterson       (since 2008)       Investments since 2006. Vice
(03/12/64)                         President and Assistant Secretary of
                                   the Administrator from 2004 to
                                   2006. General Counsel of Citco
                                   Mutual Fund Services from 2003 to
                                   2004. Vice President and Associate
                                   Counsel for the Oppenheimer Funds
                                   from 2001 to 2003.
---------------------------------------------------------------------------------------
Michael         Treasurer,         Director, SEI Investments, Fund        None.
Lawson          Controller and     Accounting since July 2005.
(10/08/60)      Chief Financial    Manager, SEI Investments, Fund
                Officer            Accounting at SEI Investments AVP
                (since 2005)       from April 1995 to February 1998
                                   and November 1998 to July 2005.
---------------------------------------------------------------------------------------
Russell Emery   Chief Compliance   Chief Compliance Officer of SEI        None.
(12/18/62)      Officer            Structured Credit Fund, LP and SEI
                (since 2006)       Alpha Strategy Portfolios, LP since
                                   June 2007. Chief Compliance
                                   Officer of SEI Opportunity Fund,
                                   L.P., SEI Institutional Managed
                                   Trust, SEI Asset Allocation Trust,
                                   SEI Institutional International Trust,
                                   SEI Institutional Investments Trust,
                                   SEI Daily Income Trust, SEI Liquid
                                   Asset Trust and SEI Tax Exempt
                                   Trust since March 2006. Director of
                                   Investment Product Management
                                   and Development, SEI Investments,
                                   since February 2003; Senior
                                   Investment Analyst -- Equity Team,
                                   SEI Investments, from March 2000
                                   to February 2003.
---------------------------------------------------------------------------------------
Carolyn Mead    Vice President     Counsel at SEI Investments since       None.
(07/08/57)      and Assistant      2007. Associate at Stradley, Ronon,
                Secretary          Stevens & Young from 2004 to
                (since 2007)       2007. Counsel at ING Variable
                                   Annuities from 1999 to 2002.
---------------------------------------------------------------------------------------

                                       49

---------------------------------------------------------------------------------------
                POSITION                                                  OTHER
NAME AND        TRUST AND          WITH PRINCIPAL OCCUPATIONS IN          DIRECTORSHIPS
DATE OF BIRTH   LENGTH OF TERM     PAST 5 YEARS                           HELD
---------------------------------------------------------------------------------------
Timothy D.      Vice President     General Counsel and Secretary of       None.
Barto           and Assistant      SIMC and the Administrator since
(03/28/68)      Secretary (since   2004. Vice President of SIMC and
                1999)              the Administrator since 1999. Vice
                                   President and Assistant Secretary of
                                   SEI Investments since 2001.
                                   Assistant Secretary of SIMC, the
                                   Administrator and the Distributor,
                                   and Vice President of the Distributor
                                   from 1999 to 2003.
---------------------------------------------------------------------------------------
James Ndiaye    Vice President     Vice President and Assistant          None.
(09/11/68)      and Assistant      Secretary of SIMC since 2005. Vice
                Secretary          President at Deutsche Asset
                (since 2004)       Management from 2003 to 2004.
                                   Associate at Morgan, Lewis &
                                   Bockius LLP from 2000 to 2003.
---------------------------------------------------------------------------------------
Joseph Gallo    Vice President     Counsel at SEI Investments since      None.
(04/29/73)      and Secretary      2007. Associate Counsel at ICMA--
                (since 2007)       RC from 2004 to 2007. Assistant
                                   Secretary of The VantageTrust
                                   Company in 2007.        Assistant
                                   Secretary of The Vantagepoint
                                   Funds from 2006 to 2007.
---------------------------------------------------------------------------------------
Andrew S.       AML Officer        Compliance Officer and Product        None.
Decker          (since 2008)       Manager of SEI Investments since
(08/22/63)                         2005. Vice President of Old Mutual
                                   Capital from 2000 to 2005.
---------------------------------------------------------------------------------------
Michael         Vice President     Director of Client Service at SEI     None.
Beattie         (since 2009)       since 2004.
(03/13/65)
---------------------------------------------------------------------------------------
Keri Rohn       Privacy Officer    Compliance Officer at SEI             None.
(8/24/80)       (since 2009)       Investments since 2003.
---------------------------------------------------------------------------------------

PURCHASING AND REDEEMING SHARES

Purchases and redemptions may be made through the Transfer Agent on any day the New York Stock Exchange ("NYSE") is open for business. Shares of the Fund are offered and redeemed on a continuous basis. Currently, the Trust is closed for business when the following holidays are observed: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. A shareholder will at all times be entitled to aggregate cash redemptions from all funds of the Trust up to the lesser of $250,000 or 1% of the Trust's net assets during any 90-day period. The Trust has obtained an exemptive order from the SEC that permits the Trust to make in-kind redemptions to those shareholders of the Trust that are affiliated with the Trust solely by their ownership of a certain percentage of the Trust's investment portfolios.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of the Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of the Fund for any period during which the NYSE, the Adviser, the Administrator, the Transfer Agent and/or the Custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

GENERAL POLICY. The Fund adheres to Section 2(a)(41), and Rule 2a-4 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value as determined in good faith by the Board. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

EQUITY SECURITIES. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 p.m. Eastern Time if a security's primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If such prices are not available or determined to not represent the fair value of the security as of the Fund's pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Trust's Board of Trustees.

MONEY MARKET SECURITIES AND OTHER DEBT SECURITIES. If available, money market securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money market securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available or determined to not represent the fair value of the security as of the Fund's pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Trust's Board of Trustees.

USE OF THIRD-PARTY INDEPENDENT PRICING AGENTS. Pursuant to contracts with the Administrator, market prices for most securities held by the Fund are provided daily by third-party independent pricing agents that are approved by the Board.
 The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.

TAXES

The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders that is intended to supplement the discussion contained in the Fund's Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Fund's Prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult with their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

QUALIFICATIONS AS A RIC

The Fund intends to qualify and elects to be treated as a "regulated investment company" ("RIC") under Subchapter M of the Code. By following such a policy, the Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. The Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders.

In order to be taxable as a RIC, the Fund must distribute annually to its shareholders at least 90% of its net investment income (generally net investment income plus the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any, to its shareholders ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income, including, generally, certain gains from options, futures, and forward contracts derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in qualified publicly traded partnerships ("90% Test"); (ii) at the end of each fiscal quarter of the Fund's taxable year, at least 50% of the market value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or more than 10% of the outstanding voting securities of such issuer, and (iii) at the end of each fiscal quarter of the Fund's taxable year, not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or the securities (other than the securities of other RICs) of two or more issuers that the Fund controls and which are engaged in the same, or similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships ("Asset Test").


If the Fund fails to qualify as a RIC for any year, all of its income will be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders. In such case, its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction and individuals may be able to benefit from the lower tax rates available to qualified dividend income. In addition, the Fund would be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC. Recent legislation permits RICs to cure certain failures of the 90% Test and the Diversification Test if, depending on the circumstances, such a failure is de minimis or due to reasonable cause. These relief procedures impose monetary penalties in lieu of subjecting all of the income of such a RIC to regular corporate income tax rates for the tax year in which the failure occurred.

FEDERAL EXCISE TAX

Notwithstanding the Distribution Requirement described above, which only requires the Fund to distribute at least 90% of its annual investment company income and does not require any minimum distribution of net capital gain, the Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute, by the end of any calendar year, at least 98.2% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gain over short- and long-term capital loss) for the one-year period ending on October 31 of that year, plus certain other amounts. The Fund intends to make sufficient distributions to avoid liability for federal excise tax, but can make no assurances that such tax will be completely eliminated. The Fund may, in certain circumstances, be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Fund to satisfy the requirement for qualification as a RIC.

SHAREHOLDER TREATMENT

The Fund's dividends that are paid to its corporate shareholders and are attributable to qualifying dividends it received from U.S. domestic corporations may be eligible, in the hands of such shareholders, for the corporate dividends received deduction, subject to certain holding period requirements and debt financing limitations. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

The Fund receives income generally in the form of dividends and interest on investments. This income, plus net short-term capital gains, if any, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions by the Fund from such income will be taxable to you as ordinary income or at the lower capital gains rates that apply to individuals receiving qualified dividend income, whether you take them in cash or in additional shares.

Distributions by the Fund will be eligible for the reduced maximum tax rate to individuals of 15% (lower rates apply to individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income on the securities it holds and the Fund designates the distribution as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become "ex-dividend" (which is the day on which declared distributions (dividends or capital gains) are deducted from the Fund's assets before it calculates the net asset value) with respect to such dividend (and the Fund also satisfies those holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder), (ii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iii) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. Distributions that the Fund receives from another investment company or ETF taxable as a regulated investment company will be treated as qualified dividend income only to the extent so designated by such investment company or ETF. Absent further legislation, the maximum 15% rate on qualified dividend income will not apply to dividends received in taxable years beginning after December 31, 2010. Distributions by the Fund of its net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of the Fund's net capital gains will be taxable as long-term capital gains regardless of how long the Fund's shares have been held by the shareholder.

The Fund will report annually to its shareholders the amount of the Fund's distributions that qualify for the reduced tax rates on qualified dividend income.

If the Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be re-characterized as a return of capital to the shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the Fund shares and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Any gain or loss recognized on a sale, exchange, or redemption of shares of the Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged, or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.

FOREIGN TAXES. Dividends and interest received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and United States possessions that would reduce the yield on the Fund's securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible to, and will, file an election with the Internal Revenue Service that may enable shareholders, in effect, to receive either the benefit of a foreign tax credit or a deduction with respect to any foreign and U.S. possessions income taxes paid by the Fund, subject to certain limitations. Pursuant to the election, the Fund will treat those taxes as dividends paid to its shareholders. Each such shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating any foreign tax credit they may be entitled to use against the shareholders' federal income tax. If the Fund makes the election, the Fund will report annually to its shareholders the respective amounts per share of the Fund's income from sources within, and taxes paid to, foreign countries and U.S. possessions.

TAX TREATMENT OF COMPLEX SECURITIES. The Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses, and, in limited cases, subject the Fund's to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Fund.



With respect to investments in STRIPS, TRs, and other zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, the Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because the Fund distributes all of its net investment income to its shareholders, the Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in taxable gain or loss.

In general, with respect to the Fund, gains from "foreign currencies" and from foreign currency options, foreign currency futures, and forward foreign exchange contracts ("forward contracts") relating to investments in stock, securities, or foreign currencies will be qualifying income for purposes of determining whether the Fund qualifies as a RIC. It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument for purposes of the RIC diversification requirements applicable to the Fund.

Under the Code, special rules are provided for certain transactions in a foreign currency other than the taxpayer's functional currency (I.E., unless certain special rules apply, currencies other than the U.S. Dollar). In general, foreign currency gains or losses from forward contracts, from futures contracts that are not "regulated futures contracts," and from unlisted options will be treated as ordinary income or loss under the Code. Also, certain foreign exchange gains derived with respect to foreign fixed-income securities are also subject to special treatment. In general, any such gains or losses will increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. Additionally, if such losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions.

If the Fund owns shares in certain foreign investment entities, referred to as "passive foreign investment companies" or "PFICs", the Fund will be subject to one of the following special tax regimes: (i) the Fund would be liable for U.S. federal income tax, and an additional interest charge, on a portion of any "excess distribution" from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the Fund as a dividend to its shareholders; (ii) if the Fund were able and elected to treat a PFIC as a "qualified electing fund" or "QEF", the Fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, the Fund's pro rata share of the ordinary earnings and net capital gains of the PFIC, whether or not such earnings or gains are distributed to the Fund; or (iii) the Fund may be entitled to mark-to-market annually shares of the PFIC, and in such event would be required to distribute to shareholders any such mark-to-market gains in accordance with the distribution requirements set forth above.


The status of the swap agreements and other commodity-linked derivative investments under the RIC qualification tests has been addressed in Revenue Ruling 2006-1 and Revenue Ruling 2006-31 which provide that income from commodity-linked swaps in which the Fund invests will not be considered qualifying income. As a result, the Fund will restrict its income from commodity-linked swaps (when combined with its other investments that produce non-qualifying income) to be less than 10 percent of its gross income under the 90% Test.

The Fund intends to invest in certain MLPs which may be treated as qualified publicly traded partnerships. Income from qualified publicly traded partnerships is qualifying income for purposes of the 90% Test, but the Fund's investment in one or more of such qualified publicly traded partnerships is limited under the Diversification test to no more than 25% of the value of the Fund's assets. The Fund will monitor its investment in such qualified publicly traded partnerships in order to ensure compliance with the 90% Test.

There may be uncertainty regarding the Fund's compliance with the 90% Test because it depends on the amount and character of income it receives. As a result, the Fund may fail to qualify as a RIC in a given tax year in which it fails the 90% Test or the Diversification Test. See discussion regarding the consequences of failing to qualify as a RIC set forth above.

The Fund may invest in REITs. Investments in REIT equity securities may require the Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. The Fund's investments in REIT equity securities may at other times result in the Fund's receipt of cash in excess of the REIT's earnings if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for federal income tax purposes. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income and will not qualify for the dividends received deduction.

Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income ("UBTI"). Under current law, the Fund generally serves to block UBTI from being realized by its tax-exempt shareholders. However, notwithstanding the foregoing, tax-exempt shareholders could realize UBTI by virtue of an investment in the Fund where, for example, (i) the Fund invests in REITs that hold residual interests in real estate mortgage investment conduits ("REMICs") or (ii) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Code, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund. Charitable remainder trusts are subject to special rules and should consult their tax advisors. There are no restrictions preventing the Fund from holding investments in REITs that hold residual interests in REMICs, and the Fund may do so. The Internal Revenue Service has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult with their tax advisors regarding these issues.

Under U.S. Treasury regulations, if an individual shareholder recognizes a loss of $2 million or more or a corporate shareholder recognizes a loss of $10 million or more, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC such as the Fund are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

BACKUP WITHHOLDING. In certain cases, the Fund will be required to withhold, at the applicable withholding rate, and remit to the United States Treasury, such withheld amounts on any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, (3) has not certified to the Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person or U.S. resident alien.

STATE TAXES. Depending upon state and local law, distributions by the Fund to its shareholders and the ownership of such shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from rules for federal income taxation described above. The Fund is not liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Shareholders are urged to consult their tax advisors regarding state and local taxes applicable to an investment in the Fund.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Fund. Investment in Government National Mortgage Association ("Ginnie Mae") or Federal National Mortgage Association ("Fannie Mae") securities, banker's acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.


Non-U.S. investors in the Fund may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in the Fund.

FUND TRANSACTIONS

BROKERAGE TRANSACTIONS. Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Money Market Securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When the Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Adviser may place a combined order for two or more accounts it manages, including the Fund, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or Fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or Fund may obtain, it is the opinion of the Adviser that the advantages of combined orders outweigh the possible disadvantages of separate transactions. Nonetheless, the Adviser believes that the ability of the Fund to participate in higher volume transactions will generally be beneficial to the Fund.

BROKERAGE SELECTION. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Fund's Adviser may select a broker based upon brokerage or research services provided to the Adviser. The Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits the Adviser, under certain circumstances, to cause the Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, Fund strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to the Fund.

To the extent that research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Fund's Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.

In some cases the Adviser may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Fund may purchase new issues of securities in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Adviser with research services. FINRA has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

BROKERAGE WITH FUND AFFILIATES. The Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Fund, the Adviser or the Distributor for a commission in conformity with the 1940 Act, the Securities Exchange Act of 1934 (the "1934 Act") and rules promulgated by the SEC. These rules further require that commissions paid to the affiliate by the Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

SECURITIES OF "REGULAR BROKER-DEALERS." The Fund is required to identify any securities of its "regular brokers and dealers" (as such term is defined in the 1940 Act) which the Fund may hold at the close of its most recent fiscal year. Because the Fund is new, as of the close of this SAI, the Fund does not hold any securities of "regular brokers and dealers."

PORTFOLIO HOLDINGS

The Board has approved a policy and procedures that govern the timing and circumstances regarding the disclosure of Fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the Fund's portfolio securities is in the best interests of Fund shareholders, and include procedures to address conflicts between the interests of the Fund's shareholders and those of the Fund's Adviser, principal underwriter, or any affiliated person of the Fund, the Adviser or the principal underwriter. Pursuant to such procedures, the Board has authorized the Adviser's Chief Compliance Officer ("Adviser CCO") to authorize the release of the Fund's portfolio holdings, as necessary, in conformity with the foregoing principles. The Adviser CCO, either directly or through reports by the Fund's Chief Compliance Officer, reports quarterly to the Board regarding the operation and administration of such policies and procedures.

Pursuant to applicable law, the Fund is required to disclose its complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter (currently, each January 31, April 30, July 31, and October 31). The Fund will disclose a complete or summary schedule of investments (which includes each of the Fund's 50 largest holdings in unaffiliated issuers and each investment in unaffiliated issuers that exceeds one percent of the Fund's net asset value ("Summary Schedule")) in its Semi-Annual and Annual Reports which are distributed to Fund shareholders. The Fund's complete schedule of investments following the first and third fiscal quarters is available in quarterly holdings reports filed with the SEC on Form N-Q, and the Fund's complete schedule of investments following the 2nd and 4th fiscal quarters is available in Semi-Annual and Annual Reports filed with the SEC on Form N-CSR. Quarterly holdings reports filed with the SEC on Form N-Q are not distributed to Fund shareholders, but are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov.

The Fund generally posts a detailed list of its securities (portfolio holdings) as of the most recent calendar month end, 30 days after the end of the calendar month. In addition, the Fund generally posts its ten largest portfolio holdings, and the percentage that each of these holdings represents of the Fund's total assets, as of the most recent calendar month end, 10 calendar days after the end of the calendar month. These postings can be found on the internet at http://aicfundholdings.com/frost and generally remain until replaced by new postings as described above. The Adviser may exclude any portion of the Fund's portfolio holdings from publication when deemed in the best interest of the Fund. Additionally, each Fund publishes a quarterly fact sheet that includes, among other things, a list of its ten largest portfolio holdings, on a quarterly basis, generally within two (2) weeks after the end of each quarter. The fact sheets will be available without charge, upon request, by calling 1-877-71-FROST.

In addition to information provided to shareholders and the general public, portfolio holdings information may be disclosed as frequently as daily to certain service providers, such as the custodian, administrator or transfer agent, in connection with their services to the Fund. From time to time rating and ranking organizations, such as S&P, Lipper and Morningstar, Inc., may request non-public portfolio holdings information in connection with rating the Fund. Similarly, institutional investors, financial planners, pension plan sponsors and/or their consultants or other third-parties may request portfolio holdings information in order to assess the risks of the Fund's portfolio along with related performance attribution statistics. The lag time for such disclosures will vary. The Fund believes that these third parties have legitimate objectives in requesting such portfolio holdings information. The Fund's Chief Compliance Officer will regularly review these arrangements and will make periodic reports to the Board regarding disclosure pursuant to such arrangements. The Adviser currently has no arrangements to provide non-public portfolio holdings information to any entity.

The Fund's policies and procedures provide that the Adviser's CCO may authorize disclosure of non-public portfolio holdings information to such parties at differing times and/or with different lag times. Prior to making any disclosure to a third party, the Adviser's CCO must determine that such disclosure serves a reasonable business purpose, is in the best interests of the Fund's shareholders and that to the extent conflicts between the interests of the Fund's shareholders and those of the Fund's Adviser, principal underwriter, or any affiliated person of the Fund exist, such conflicts are addressed. Portfolio holdings information may be disclosed no more frequently than monthly to ratings agencies, consultants and other qualified financial professionals or individuals. The disclosures will not be made sooner than three days after the date of the information.

With the exception of disclosures to rating and ranking organizations as described above, the Fund requires any third party receiving non-public holdings information to enter into a confidentiality agreement with the Adviser. The confidentiality agreement provides, among other things, that non-public portfolio holdings information will be kept confidential and that the recipient has a duty not to trade on the non-public information and will use such information solely to analyze and rank the Fund, or to perform due diligence and asset allocation, depending on the recipient of the information.

The Fund's policies and procedures prohibit any compensation or other consideration from being paid to or received by any party in connection with the disclosure of portfolio holdings information, including the Fund, Adviser and its affiliates or recipient of the Fund's portfolio holdings information.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of funds and shares of the Fund, each of which represents an equal proportionate interest in the portfolio with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the Fund. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional series or classes of shares. All consideration received by the Trust for shares of any additional funds and all assets in which such consideration is invested would belong to that fund and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Trust's Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Nothing contained in this section attempts to disclaim a Trustee's individual liability in any manner inconsistent with the federal securities laws.

PROXY VOTING

The Board of Trustees of the Trust has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix B to this SAI. The Board of Trustees will periodically review the Fund's proxy voting record.

The Trust is required to disclose annually the Fund's complete proxy voting record on Form N-PX. When available, the Fund's proxy voting record for the most recent 12-month period ended June 30th will be available upon request by calling 1-877-71-FROST or by writing to the Fund at: Frost Funds, P.O. Box 219009, Kansas City, MO 64121-9009. The Fund's Form N-PX will also be available on the SEC's website at www.sec.gov.

CODES OF ETHICS

The Board of Trustees, on behalf of the Trust, has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser, Distributor and Administrator have each adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of trustees, officers and certain employees ("access persons"). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements, or are prohibited from making such investments. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

5% AND 25% SHAREHOLDERS

Because the Fund is new, as of the date of this SAI, the Fund does not have any beneficial owners to report.

                      APPENDIX A -- DESCRIPTION OF RATINGS

The following descriptions are summaries of published ratings.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

A-1 This is the highest category by Standard and Poor's (S&P) and indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory and the obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.

PRIME-1 Issues rated Prime-1 (or supporting institutions) by Moody's have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

     -    Leading market positions in well-established industries.

     -    High rates of return on funds employed.

     - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

     - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     - Well-established access to a range of financial markets and assured sources of alternate liquidity.

The rating F1 (Highest Credit Quality) is the highest commercial rating assigned by Fitch Inc. Paper rated F1 is regarded as having the strongest capacity for timely payment of financial commitments. The rating F2 (Good Credit Quality) is the second highest commercial paper rating assigned by Fitch Inc., which reflects a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

The rating TBW-1 by Thomson BankWatch ("Thomson") indicates a very high likelihood that principal and interest will be paid on a timely basis.

DESCRIPTION OF MUNICIPAL NOTE RATINGS

Moody's highest rating for state and municipal and other short-term notes is MIG-1 and VMIG-l. Short-term municipal securities rated MIG-1 or VMIG-1 are of the best quality. They have strong protection from established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing or both. Short-term municipal securities rated MIG-2 or VMIG-2 are of high quality. Margins of protection are ample although not so large as in the MIG-I/VMIG-2 group.

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

     - Amortization Schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note, and

     - Source of Payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P note rating symbols are as follows:

SP-1 Strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay a debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the votes.

DESCRIPTION OF CORPORATE BOND RATINGS

S&P

Bonds rated AAA have the highest rating S&P assigns to a debt obligation. Such a rating indicates an extremely strong capacity to pay principal and interest. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Debt rated BB and B is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating. Debt rate B has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

MOODY'S

Bonds that are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than the Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Bonds which are rated Baa are considered as medium-grade obligations (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's bond ratings, where specified, are applied to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one-year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located. Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's sovereign rating. Such branch obligations are rated at the lower of the bank's rating or Moody's sovereign rating for the bank deposits for the country in which the branch is located.

When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located are not incorporated into Moody's ratings.

Moody's makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody's represent that any specific bank or insurance company obligation is legally enforceable or is a valid senior obligation of a rated issuer.

Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed. A rating should be weighed solely as one factor in an investment decision and you should make your own study and evaluation of any issuer whose securities or debt obligations you consider buying or selling.

FITCH INC. ("FITCH")

Bonds rated AAA by Fitch are judged by Fitch to be strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions liable to but slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Bonds rated AA by Fitch are judged by Fitch to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type market.

Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings. Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements. Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

THOMSON

Bonds rated AAA by Thomson BankWatch indicate that the ability to repay principal and interest on a timely basis is extremely high. Bonds rated AA indicate a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category. Bonds rated A indicate the ability to repay principal and interest is strong. Issues rated A could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

Bonds rated BBB (the lowest investment-grade category) indicate an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings. While not investment grade, the BB rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations. Issues rated B show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse developments could negatively affect the payment of interest and principal on a timely basis.

                                   APPENDIX B

                      PROXY VOTING POLICIES AND PROCEDURES

Frost Investment Advisors has adopted proxy voting policies and procedures (the "Proxy Voting Policy") for the voting of proxies on behalf of client accounts for which FIA has voting discretion, including the Frost Investment Advisors Funds. Under the Proxy Voting Policy, Fund shares are to be voted in the best interests of the Funds.

FIA has retained an independent third party (the "Service Firm") to review proxy proposals and to vote proxies in a manner consistent with an approved set of guidelines (the "Proxy Guidelines"). The Proxy Guidelines are provided by the Service Provider and approved by a Proxy Committee, comprised of senior FIA investment and compliance officers. The Proxy Committee annually adopts the Proxy Guidelines concerning various corporate governance issues. The Proxy Committee has the ultimate responsibility for the content, interpretation and application of the Proxy Guidelines and may apply these Proxy Guidelines with a measure of flexibility. FIA's Compliance Officer shall monitor the Service Firm to assure that all proxies are being properly voted and appropriate records are being retained.

Except as otherwise provided in the Proxy Voting Policy, the Proxy Committee may overrule the Service Firm and assert its authority to vote the proxies itself in instances where it is in disagreement with the Service Firm. The Proxy Committee may choose to vote contrary to the recommendations of the Service Firm, if it determines that such action is in the best interests of the Fund. In exercising its discretion, the Proxy Committee may take into account a variety of factors relating to the matter under consideration, the nature of the proposal and the company involved. As a result, the Proxy Committee may vote in one manner in the case of one company and in a different manner in the case of another where, for example, the past history of the company, the character and integrity of its management, the role of outside directors, and the company's record of producing performance for investors justifies a high degree of confidence in the company and the effect of the proposal on the value of the investment.

Similarly, poor past performance, uncertainties about management and future directions, and other factors may lead the Proxy Committee to conclude that particular proposals present unacceptable investment risks and should not be supported. The Proxy Committee also evaluates proposals in context. A particular proposal may be acceptable standing alone, but objectionable when part of an existing or proposed package. Special circumstances may also justify casting different votes for different clients with respect to the same proxy vote.

FIA may occasionally be subject to conflicts of interest in the voting of proxies due to business or personal relationships with persons having an interest in the outcome of certain votes. For example, FIA or its affiliates may provide trust, custody, investment management, brokerage, underwriting, banking and related services to accounts owned or controlled by companies whose management is soliciting proxies. Occasionally, FIA may also have business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors or candidates for directorships. FIA may also be required to vote proxies for securities issued by Cullen/Frost Bankers, Inc. or its affiliates or on matters in which FIA has a direct financial interest, such as shareholder approval of a change in the advisory fees paid by the Fund.

FIA seeks to address such conflicts of interest through various measures, including the establishment, composition and authority of the Proxy Committee and the retention of the Service Firm to perform proxy review and vote recommendation functions. The Proxy Committee has the responsibility to determine whether a proxy vote involves a potential conflict of interest and how the conflict should be addressed in conformance with the Proxy Voting Policy. The Proxy Committee would normally resolve such conflicts by allowing the Service Firm to vote in accordance with the Proxy Guidelines.

FIA may choose to instruct the Service Firm not to vote proxies in certain situations or for the Fund. This may occur, for example, in situations where the exercise of voting rights could restrict the ability to freely trade the security in question (as is the case, for example, in certain foreign jurisdictions known as "blocking markets"). In circumstances in which the Service Firm does not provide recommendations for a particular proxy, the Proxy Committee may obtain recommendations from analysts at FIA who review the issuer in question or the industry in general. The Proxy Committee will apply the Proxy Guidelines as discussed above to any such recommendation.

The Fund's proxy voting record for the most recent 12-month period ended June 30th is available upon request by calling 1-877-71-Frost or by writing to the Funds at Frost Funds P.O. Box 219009 Kansas City, MO 64121-9009. In accordance with Securities and Exchange regulations, all Funds file a record of all proxy voting activity for the prior 12 months ending June 30(th). That filing is made on or before August 31(st) of each year.

                           PART C: OTHER INFORMATION

ITEM 28. EXHIBITS:


(a) The Advisors' Inner Circle Fund II's (the "Registrant") Amended and Restated Agreement and Declaration of Trust dated July 24, 1992, as amended and restated February 18, 2004 and August 10, 2004, is incorporated herein by reference to exhibit (a)(3) of Post-Effective Amendment No. 36 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the U.S. Securities Exchange Commission (the "SEC") via EDGAR Accession No. 0001135428-04- 000490 on September 17, 2004.
(b) Registrant's Amended and Restated By-laws are incorporated herein by reference to Exhibit (b) of Post-Effective Amendment No. 89 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-09-000618 on December 3, 2009.
(c)       Not Applicable.
(d)(1) Amended and Restated Investment Advisory Agreement dated May 31, 2000, as amended and restated as of May 21, 2001, between the Registrant and Horizon Advisers, relating to the Hancock Horizon Family of Funds, is incorporated herein by reference to Exhibit (d)(16) of Post- Effective Amendment No. 31 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-01-500044 on May 31, 2001.
(d)(2) Revised Schedule, as last amended November 10, 2010, to the Amended and Restated Investment Advisory Agreement dated May 31, 2000, as amended and restated as of May 21, 2001, between the Registrant and Horizon Advisers, relating to Hancock Horizon Family of Funds, is incorporated herein by reference to Exhibit (d)(2) of Post-Effective Amendment No. 99 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-10-000563 on November 29, 2010.
(d)(3) Form of Expense Limitation Agreement dated May 31, 2009 between the Registrant and Horizon Advisers, relating to the Hancock Horizon Strategic Income Bond Fund, Hancock Horizon Burkenroad Fund, Hancock Horizon Government Money Market Fund (formerly, the Treasury Securities Money Market Fund), Hancock Horizon Diversified International Fund, and Hancock Horizon Quantitative Long/Short Fund, is incorporated herein by reference to Exhibit (d)(3) of Post-Effective Amendment No. 86 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-09-000212 on May 29, 2009.
(d)(4) Expense Limitation Agreement dated May 31, 2008 between the Registrant and Horizon Advisers, relating to the Hancock Horizon Prime Money Market Fund, is incorporated herein by reference to Exhibit (d)(4) of Post-Effective Amendment No. 76 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-08-000222 on May 30, 2008.
(d)(5) Form of Expense Waiver Reimbursement Agreement between the Registrant and Horizon Advisers, relating to the Hancock Horizon Growth Fund and the Hancock Horizon Value Fund, is incorporated herein by reference to Exhibit (d)(5) of Post-Effective Amendment No. 86 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-09-000212 on May 29, 2009.
(d)(6) Sub-Advisory Agreement dated August 15, 2008 between Horizon Advisers and Earnest Partners, LLC, relating to the Hancock Horizon Diversified International Fund, is incorporated herein by reference to Exhibit
          (d)(5) of Post-Effective Amendment No. 83 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-09-000036 on February 5, 2009.

(d)(7) Investment Advisory Agreement dated October 24, 2008 between the Registrant and Champlain Investment Partners, LLC, relating to the Champlain Small Company Fund and the Champlain Mid Cap Fund, is incorporated herein by reference to Exhibit (d)(7) of Post-Effective Amendment No. 95 to the Registrant's Registration Statement on Form N-1A (File No. 33- 50718), filed with the SEC via EDGAR Accession No. 0001135428-10-000419 on September 30, 2010.
(d)(8) Expense Limitation Agreement between the Registrant and Champlain Investment Partners, LLC, relating to the Champlain Small Company Fund and the Champlain Mid Cap Fund, to be filed by amendment.
(d)(9) Investment Advisory Agreement dated December 21, 2004 between the Registrant and W.H. Reaves & Co. Inc., relating to the Reaves Select Research Fund, is incorporated herein by reference to Exhibit (d)(6) of Post-Effective Amendment No. 40 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-05-000155 on March 31, 2005.
(d)(10) Investment Advisory Agreement dated June 7, 2007 between the Registrant and Hennion & Walsh Asset Management, Inc., relating to the SmartGrowth Family of Funds, is incorporated herein by reference to Exhibit (d)(12) of Post-Effective Amendment No. 65 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001116502-07-002196 on November 28, 2007.
(d)(11) Expense Limitation Reimbursement Agreement dated May 31, 2010 between the Registrant and Hennion & Walsh Asset Management, Inc., relating to the SmartGrowth Family of Funds, is incorporated herein by reference to Exhibit (d)(11) of Post-Effective Amendment No. 93 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-10-000204 on May 28, 2010.
(d)(12) Investment Advisory Agreement dated May 5, 2008 between the Registrant and Frost Investment Advisors, LLC, relating to the Frost Family of Funds, is incorporated herein by reference to Exhibit (d)(16) of Post-Effective Amendment No. 76 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-08-000222 on May 30, 2008.
(d)(13) Schedule A, as revised August 11, 2010, to the Investment Advisory Agreement dated May 5, 2008 between the Registrant and Frost Investment Advisors, LLC, is incorporated herein by reference to Exhibit (d)(13) of Post-Effective Amendment No. 96 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-10-000485 on October 22, 2010.
(d)(14) Sub-Advisory Agreement dated June 16, 2010 between Frost Investment Advisors, LLC and Artio Global Management LLC, relating to the Frost Small Cap Equity Fund, is incorporated herein by reference to Exhibit
          (d)(13) of Post-Effective Amendment No. 95 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-10-000419 on September 30, 2010.
(d)(15) Sub-Advisory Agreement dated June 16, 2010 between Frost Investment Advisors, LLC and Cambiar Investors, LLC, relating to the Frost Small Cap Equity Fund, is incorporated herein by reference to Exhibit
          (d)(14) of Post-Effective Amendment No. 95 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-10-000419 on September 30, 2010.
(d)(16) Investment Sub-Advisory Agreement dated April 28, 2008 between Frost Investment Advisors, LLC and Kempner Capital Management, Inc., relating to the Frost Kempner Multi-Cap Deep Value Equity Fund and Frost Kempner Treasury and Income Fund, is incorporated herein by reference to Exhibit (d)(18) of Post-Effective Amendment No. 76 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-08-000222 on May 30, 2008.

(d)(17) Investment Sub-Advisory Agreement dated April 28, 2008 between Frost Investment Advisors, LLC and Thornburg Investment Management, Inc., relating to the Frost International Equity Fund, is incorporated herein by reference to Exhibit (d)(19) of Post-Effective Amendment No. 76 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-08-000222 on May 30, 2008.
(d)(18) Investment Sub-Advisory Agreement dated April 28, 2008 between Frost Investment Advisors, LLC and Luther King Capital Management Corporation, relating to the Frost LKCM Multi-Cap Equity Fund and Frost LKCM Small-Mid Cap Equity Fund, is incorporated herein by reference to Exhibit (d)(20) of Post-Effective Amendment No. 76 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-08-000222 on May 30, 2008.
(d)(19) Expense Limitation Agreement dated May 5, 2008 between the Registrant and Frost Investment Advisors, LLC, relating to the Frost Family of Funds, to be filed by amendment.
(d)(20) Investment Advisory Agreement dated April 30, 2008 between the Registrant and GRT Capital Partners, LLC, relating to the GRT Funds, is incorporated herein by reference to Exhibit (d)(22) of Post-Effective Amendment No. 76 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-08-000222 on May 30, 2008.
(d)(21) Schedule A, as amended and restated November 17, 2010, to the Investment Advisory Agreement dated April 30, 2008 between the Registrant and GRT Capital Partners, LLC, relating to the GRT Funds, is incorporated herein by reference to Exhibit (d)(21) of Post-Effective Amendment No. 100 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-10-000585 on December 6, 2010.
(d)(22) Expense Limitation Agreement dated April 30, 2008 between the Registrant and GRT Capital Partners, LLC, relating to the GRT Value Fund, to be filed by amendment.
(d)(23) Investment Advisory Agreement between the Registrant and Lowry Hill Investment Advisors, Inc., relating to the Clear River Fund, is incorporated herein by reference to Exhibit (d)(27) of Post-Effective Amendment No. 86 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-09-000212 on May 29, 2009.
(d)(24) Expense Limitation Agreement between the Registrant and Lowry Hill Investment Advisors, Inc., relating to the Clear River Fund, to be filed by amendment.
(d)(25) Form of Investment Advisory Agreement between the Registrant and NorthPointe Capital, LLC, relating to the NorthPointe Family of Funds, is incorporated herein by reference to Exhibit (d)(29) of Post-Effective Amendment No. 83 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-09- 000036 on February 5, 2009.
(e)(1) Distribution Agreement dated January 28, 1993, as amended and restated as of November 14, 2005, between the Registrant and SEI Investments Distribution Co. is incorporated herein by reference to Exhibit (e)(1) of Post-Effective Amendment No. 48 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-06-000209 on May 31, 2006.
(e)(2) Amendment No. 1 to the Distribution Agreement dated January 28, 1993, as amended and restated as of November 14, 2005, to be filed by amendment.
(e)(3) Revised Form of Sub-Distribution and Servicing Agreement for SEI Investments Distribution Co. is incorporated herein by reference to Exhibit (e)(2) of Post-Effective Amendment No. 76 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-08-000222 on May 30, 2008.
(f)       Not Applicable.
(g)(1) Custody Agreement dated May 31, 2000 between the Registrant and Hancock Bank and Trust, relating to the Hancock Horizon Family of Funds, is incorporated herein by reference to exhibit (g) of Post-Effective Amendment No. 35 to the Registrant's Registration Statement on Form N- 1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-04-000232 on May 28, 2004.

(g)(2) Revised Appendix B to the Custody Agreement dated May 31, 2000 between the Registrant and Hancock Bank and Trust, relating to the Hancock Horizon Family of Funds, to be filed by amendment.
(g)(3) Mutual Fund Custody Agreement dated September 1, 2004 between the Registrant and Wachovia Bank, National Association (now, U.S. Bank, N.A.), relating to the Champlain Family of Funds, Reaves Select Research Fund, SmartGrowth Family of Funds, Frost Family of Funds, and GRT Family of Funds, is incorporated herein by reference to Exhibit
          (g)(2) of Post-Effective Amendment No. 38 to the Registrant's Registration Statement on Form N-1A (File No. 33- 50718), filed with the SEC via EDGAR Accession No. 0001135428-05-000029 on January 14, 2005.
(g)(4) Revised Amendment and Attachment C, relating to the to the Mutual Fund Custody Agreement dated September 1, 2004 between the Registrant and U.S. Bank, N.A. (formerly, Wachovia Bank, N.A.), relating to the Champlain Family of Funds, Reaves Select Research Fund, SmartGrowth Family of Funds, Frost Family of Funds, and GRT Family of Funds, to be filed by amendment.
(g)(5) Custodian Agreement dated November 19, 2007 between the Registrant and Union Bank of California, relating to the NorthPointe Family of Funds, is incorporated herein by reference to Exhibit (g)(5) of Post-Effective Amendment No. 66 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-07- 000581 on December 28, 2007.
(g)(6) Appendices A, B and C, as last amended February 18, 2009, to the Custodian Agreement dated November 19, 2007 between the Registrant and Union Bank of California, to be filed by amendment.
(g)(7) Custodian Agreement between the Registrant and Wells Fargo Bank, N.A., relating to the Clear River Fund, to be filed by amendment.
(h)(1) Administration Agreement dated January 28, 1993, as amended and restated as of November 12, 2002, by and between the Registrant and SEI Investments Global Funds Services is incorporated herein by reference to Exhibit (h)(2) of Post-Effective Amendment No. 34 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-03-000338 on May 30, 2003.
(h)(2) Shareholder Services Plan dated May 31, 2000, relating to the Hancock Horizon Family of Funds, is incorporated herein by reference to exhibit (h)(15) of Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0000912057-00-026908 on May 31, 2000.
(h)(3) Revised Schedule A as last amended November 10, 2010 to the Shareholder Services Plan dated May 31, 2000, relating to the Hancock Horizon Family of Funds, is incorporated herein by reference to exhibit (h)(3) of Post-Effective Amendment No. 99 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-10-000563 on November 29, 2010.
(h)(4) Shareholder Services Plan dated August 9, 2005 is incorporated herein by reference to Exhibit (h)(12) of Post-Effective Amendment No. 45 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-05-000569 on September 29, 2005.
(h)(5) Revised Schedule A, as last amended May 18, 2010, to the Shareholder Services Plan dated August 9, 2005 is incorporated herein by reference to exhibit (h)(15) of Post-Effective Amendment No. 93 to the Registrant's Registration Statement on Form N-1A (File No. 33- 50718), filed with the SEC via EDGAR Accession No. 0001135428-10-000204 on May 28, 2010.
(h)(6) Transfer Agency and Service Agreement dated May 31, 2000 between the Registrant and Hancock Bank and Trust is incorporated herein by reference to exhibit (e)(2) of Post-Effective Amendment No. 35 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-04-000232 on May 28, 2004.

(h)(7) AML Amendment to the Transfer Agency and Service Agreement dated May 31, 2000 between the Registrant and Hancock Bank and Trust is incorporated herein by reference to exhibit (e)(3) of Post-Effective Amendment No. 35 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-04-000232 on May 28, 2004.
(h)(8) Amendment dated September 1, 2003 to the Transfer Agency and Service Agreement dated May 31, 2000 between the Registrant and Hancock Bank and Trust is incorporated herein by reference to exhibit (e)(4) of Post-Effective Amendment No. 35 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428- 04-000232 on May 28, 2004.
(h)(9) Amendment dated September 1, 2010, to the Transfer Agency and Service Agreement dated May 31, 2000 between the Registrant and Hancock Bank and Trust is incorporated herein by reference to exhibit (h)(9) of Post-Effective Amendment No. 99 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428- 10-000563 on November 29, 2010.
(h)(10) Agency Agreement dated August 10, 2004 between the Registrant and DST Systems, Inc. is incorporated herein by reference to Exhibit (e)(5) of Post-Effective Amendment No. 45 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-05-000569 on September 29, 2005.
(h)(11) Revised Exhibits C and D to the Agency Agreement dated August 10, 2004 between the Registrant and DST Systems, Inc. to be filed by amendment.
(h)(12) Amendment to the Agency Agreement dated August 10, 2004 between the Registrant and DST Systems, Inc., as approved by the Board of Trustees in February 2010, to be filed by amendment.
(h)(13) Transfer Agency and Service Agreement dated May 31, 2007 between the Registrant and UMB Fund Services, Inc. is incorporated herein by reference to Exhibit (h)(19) of Post-Effective Amendment No. 66 to the Registrant's Registration Statement on Form N-1A (File No. 33- 50718), filed with the SEC via EDGAR Accession No. 0001135428-07-000581 on December 28, 2007.
(h)(14) Revised Schedules A and C to the Transfer Agency and Service Agreement dated May 31, 2007 between the Registrant and UMB Fund Services, Inc. to be filed by amendment.
(i) Opinion and Consent of Counsel, Morgan, Lewis & Bockius, LLP, relating to Shares of the Frost Diversified Strategies Fund, is filed herewith.
(j)       Not Applicable.
(k)       Not Applicable.
(l)       Not Applicable.
(m)(1) Distribution Plan (compensation type) dated May 31, 2000, as amended November 16, 2004, is incorporated herein by reference to Exhibit (m) of Post-Effective Amendment No. 38 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-05-000029 on January 14, 2005.
(m)(2) Schedule A as last amended August 12, 2008, to the Distribution Plan dated May 31, 2000, as amended November 16, 2004, relating to the Hancock Horizon Family of Funds, is incorporated herein by reference to Exhibit (m)(3) of Post-Effective Amendment No. 80 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001354488-08-001546 on September 5, 2008.
(m)(3) Schedule B dated November 16, 2004, as amended July 24, 2006, to the Distribution Plan dated May 31, 2000, as amended November 16, 2004, relating to the Reaves Select Research Fund, is incorporated herein by reference to Exhibit (m)(5) of Post-Effective Amendment No. 57 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-07-000100 on March 7, 2007.

(m)(4)    Schedule D dated February 22, 2007, to the Distribution Plan dated
          May 31, 2000, as amended November 16, 2004, relating to the SmartGrowth Family of Funds, is incorporated herein by reference to Exhibit (m)(7) of Post-Effective Amendment No. 65 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001116502-07-002196 on November 28, 2007.
(m)(5)    Schedule F dated February 19, 2008, to the Distribution Plan dated
          May 31, 2000, as amended November 16, 2004, relating to the GRT Value Fund, is incorporated herein by reference to Exhibit (m)(7) of Post-Effective Amendment No. 70 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-08- 000097 on February 28, 2008.
(m)(6) Schedule G dated March 10, 2008 and amended as of August 11, 2010, to the Distribution Plan dated May 31, 2000, as amended November 16, 2004, relating to the Frost Family of Funds, is incorporated herein by reference to Exhibit (m)(6) of Post-Effective Amendment No. 96 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-10-000485 on October 22, 2010.
(m)(7) Distribution Plan (reimbursement type) as approved by the Board of Trustees on February 23, 2005 is incorporated herein by reference to Exhibit (m)(2) of Post-Effective Amendment No. 40 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-05-000155 on March 31, 2005.
(m)(8) Revised Schedule A dated February 23, 2005, as amended May 13, 2008, to the Distribution Plan approved by the Board of Trustees on February 23, 2005, is incorporated herein by reference to Exhibit (m)(10) of Post-Effective Amendment No. 76 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-08-000222 on May 30, 2008.
(n)(1) Amended and Restated Rule 18f-3 Multiple Class Plan dated February 2007, including Schedules and Certificates of Class Designation thereto, is incorporated herein by reference to Exhibit (n) of Post-Effective Amendment No. 93 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-10-000204 on May 28, 2010.
(n)(2) Schedule E, as revised on August 11, 2010, to the Amended and Restated Rule 18f-3 Multiple Class Plan dated February 2007, is incorporated herein by reference to Exhibit (n)(2) of Post- Effective Amendment No. 96 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-10-000485 on October 22, 2010.
(n)(3) Revised Schedule C to the Amended and Restated Rule 18f-3 Multiple Class Plan dated February 2007, is incorporated herein by reference to Exhibit (n)(3) of Post-Effective Amendment No. 97 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-10-000537 on November 3, 2010.
(n)(4) Revised Schedule A to the Amended and Restated Rule 18f-3 Multiple Class Plan dated February 21, 2007, is incorporated herein by reference to Exhibit (n)(4) of Post-Effective Amendment No. 100 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-10-000585 on December 6, 2010.
(o)       Not Applicable.
(p)(1) Registrant's Code of Ethics is incorporated herein by reference to Exhibit (p)(1) of Post-Effective Amendment No. 65 to the Registrant's Registration Statement on Form N-1A (File No. 33- 50718), filed with the SEC via EDGAR Accession No. 0001116502-07-002196 on November 28, 2007.
(p)(2) SEI Investments Distribution Co. Code of Ethics dated January 12, 2009 is incorporated herein by reference to Exhibit (p)(18) of Post-Effective Amendment No. 116 to The Advisors' Inner Circle Fund's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-09-000641 on December 18, 2009.

(p)(3) Hancock Bank and Trust Code of Ethics is incorporated herein by reference to Exhibit (p)(3) of Post-Effective Amendment No. 58 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-07-000187 on May 31, 2007.
(p)(4) Earnest Partners, LLC Code of Ethics, is incorporated herein by reference to Exhibit (p)(4) of Post-Effective Amendment No. 82 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-08-000506 on November 26, 2008.
(p)(5) Champlain Investment Partners, LLC Revised Code of Ethics dated January 2010 is incorporated herein by reference to Exhibit (p)(5) of Post-Effective Amendment No. 95 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-10-000419 on September 30, 2010.
(p)(6) W.H. Reaves & Co., Inc. Code of Ethics is incorporated herein by reference to Exhibit (p)(5) of Post-Effective Amendment No. 66 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-07-000581 on December 28, 2007.
(p)(7) Hennion & Walsh Asset Management, Inc. Code of Ethics is incorporated herein by reference to Exhibit (p)(10) of Post-Effective Amendment
          No. 57 to the Registrant's Registration Statement on Form N-1A
          (File No. 33-50718), filed with the SEC via EDGAR Accession
          No. 0001135428- 07-000100 on March 7, 2007.
(p)(8) Frost Investment Advisors, LLC Code of Ethics is incorporated herein by reference to exhibit (p)(10) of Post-Effective Amendment No. 88 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-09-000579 on November 25, 2009.
(p)(9)    Artio Global Management LLC Code of Ethics to be filed by amendment.
(p)(10) Cambiar Investors, LLC Revised Code of Ethics dated April 2008 is incorporated herein by reference to Exhibit (p)(6) of Post-Effective Amendment No. 107 to the Advisors' Inner Circle Fund's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-08-000342 on August 28, 2008.
(p)(11) Kempner Capital Management, Inc. Code of Ethics is incorporated herein by reference to exhibit (p)(12) of Post-Effective Amendment
          No. 88 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession
          No. 0001135428-09- 000579 on November 25, 2009.
(p)(12) Thornburg Investment Management, Inc. Revised Code of Ethics dated March 2010 is incorporated herein by reference to Exhibit (p)(12) of Post-Effective Amendment No. 95 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-10-000419 on September 30, 2010.
(p)(13) Luther King Capital Management Corporation Code of Ethics is incorporated herein by reference to Exhibit (p)(15) of Post-Effective Amendment No. 71 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428- 08-000142 on April 1, 2008.
(p)(14)   GRT Capital Partners, LLC Code of Ethics to be filed by amendment.
(p)(15) Lowry Hill Investment Advisors, Inc. Code of Ethics to be filed by amendment.
(p)(16) NorthPointe Capital, LLC Code of Ethics is incorporated herein by reference to Exhibit (p)(18) of Post-Effective Amendment No. 83 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-09-000036 on February 5, 2009.

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT:

Not Applicable.

ITEM 30. INDEMNIFICATION:

Article VIII of the Agreement and Declaration of Trust filed as Exhibit (a) to the Registrant's Registration Statement is incorporated herein by reference. Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "1933 Act"), may be permitted to trustees, directors, officers and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the SEC, such indemnification is against public policy as expressed in the 1933 Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, directors, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, directors, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issues.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISERS:

The following lists any other business, profession, vocation or employment of a substantial nature in which each investment adviser (including sub-advisers), and each director, officer or partner of that investment adviser (or sub-adviser), is or has been engaged within the last two fiscal years for his or her own account or in the capacity of director, officer, employee, partner, or trustee. Unless noted below, none of the investment advisers (or sub-advisers), and/or directors, officers or partners of each investment adviser (or sub-adviser), is or has been engaged within the last two fiscal years in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

ARTIO GLOBAL MANAGEMENT LLC

Artio Global Management LLC ("Artio Global") serves as investment sub-adviser for the Registrant's Frost Small Cap Equity Fund. The principal address of Artio is 330 Madison Avenue, Floor 12A, New York, NY 10017.

For the fiscal years ended July 31, 2009 and 2010, none of the directors, officers, or partners of Artio Global is or has been engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

CAMBIAR INVESTORS LLC

Cambiar Investors LLC ("Cambiar") serves as the investment sub-adviser for the Registrant's Frost Small Cap Equity Fund. The principal address of Cambiar is 2401 East Second Street, Suite 400, Denver, Colorado 80206. Cambiar is an investment adviser registered under the Investment Advisers Act of 1940.

For the fiscal years ended July 31, 2009 and 2010, none of the directors, officers or partners of Cambiar is or has been engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

CHAMPLAIN INVESTMENT PARTNERS, LLC

Champlain Investment Partners, LLC ("Champlain") serves as the investment adviser for the Registrant's Champlain Small Company Fund and Champlain Mid Cap Fund. The principal address of Champlain is 346 Shelburne Road, Burlington, Vermont 05401. Champlain is an investment adviser registered under the Investment Advisers Act of 1940.

For the fiscal years ended July 31, 2009 and 2010, none of the directors, officers or partners of Champlain is or has been engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

EARNEST PARTNERS, LLC

Earnest Partners, LLC ("Earnest") serves as investment sub-adviser for the Registrant's Hancock Horizon Diversified International Fund. The principal business address for Earnest is 1180 Peachtree Street, Suite 2300, Atlanta, GA 30309. Earnest is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended January 31, 2009 and 2010. [Table to be confirmed/completed by amendment].

--------------------------------------------------------------------------------
NAME AND POSITION WITH
INVESTMENT SUB-ADVISER    NAME OF OTHER COMPANY    CONNECTION WITH OTHER COMPANY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FROST INVESTMENT ADVISORS, LLC

Frost Investment Advisors, LLC ("Frost") serves as investment adviser for the Registrant's Frost Core Growth Equity Fund, Frost Dividend Value Equity Fund, Frost Kempner Multi-Cap Deep Value Equity Fund, Frost Small Cap Equity Fund, Frost International Equity Fund, Frost Low Duration Bond Fund, Frost Total Return Bond Fund, Frost Municipal Bond Fund, Frost Low Duration Municipal Bond Fund, Frost Kempner Treasury and Income Fund, Frost LKCM Multi-Cap Equity Fund and the Frost LKCM Small-Mid Cap Equity Fund, and Frost Strategic Balanced Fund. The principal business address for Frost is 100 West Houston Street, San Antonio, Texas 78205-1414. Frost is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended July 31, 2009 and 2010.

----------------------------------------------------------------------------------------------
NAME AND POSITION WITH
INVESTMENT ADVISER               NAME OF OTHER COMPANY     CONNECTION WITH OTHER COMPANY
----------------------------------------------------------------------------------------------
Tim Altree, Chief Compliance     A&S Capital Management,   President, Chief Compliance Officer
Officer and Managing Director    LLC                       and Managing Member
----------------------------------------------------------------------------------------------

GRT CAPITAL PARTNERS, LLC

GRT Capital Partner, LLC ("GRT") serves as investment adviser for the Registrant's GRT Value Fund and GRT Absolute Return Fund. The principal business address for GRT is 50 Milk Street, Boston, 21st

Floor, Massachusetts 02109. GRT is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended July 31, 2009 and 2010.

--------------------------------------------------------------------------------------------------
NAME AND POSITION WITH
INVESTMENT ADVISER              NAME OF OTHER COMPANY        CONNECTION WITH OTHER COMPANY
--------------------------------------------------------------------------------------------------
Rudolph K. Kluiber, Managing    Steinway Musical             Director
Member and Investment Adviser   Instruments, Inc.
--------------------------------------------------------------------------------------------------
Timothy A. Krochuk,             Denver Investment Advisors,  Chief Operations Officer, Denver
Managing Member of Investment   LLC                          Alternative Advisors -- a Division of
Adviser                                                      Denver Investment Advisors, LLC
--------------------------------------------------------------------------------------------------

HENNION & WALSH ASSET MANAGEMENT, INC.

Hennion & Walsh Asset Management, Inc. ("H&W") serves as the investment adviser for the Registrant's SmartGrowth Lipper Optimal Conservative Index Fund, SmartGrowth Lipper Optimal Moderate Index Fund, and SmartGrowth Lipper Optimal Growth Index Fund. The principal business address for H&W is 2001 Route 46, Waterview Plaza, Parsippany, New Jersey 07054. H&W is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended January 31, 2009 and 2010.

------------------------------------------------------------------------------------------
NAME AND POSITION WITH
INVESTMENT ADVISER                 NAME OF OTHER COMPANY     CONNECTION WITH OTHER COMPANY
------------------------------------------------------------------------------------------
William Walsh, President           Hennion & Walsh, Inc.     Officer
                                   -------------------------------------------------------
                                   Hennion & Walsh Wealth    Officer
                                   Advisors
------------------------------------------------------------------------------------------
Richard Hennion, Executive Vice    Hennion & Walsh, Inc.     Officer
President                          -------------------------------------------------------
                                   Hennion & Walsh Wealth    Officer
                                   Advisors
------------------------------------------------------------------------------------------
Debbie Williams, Chief Financial   Hennion & Walsh, Inc.     Officer
Officer                            -------------------------------------------------------
                                   Hennion & Walsh Wealth    Officer
                                   Advisors
------------------------------------------------------------------------------------------
Al Vermitsky, Chief Compliance     Hennion & Walsh, Inc.     Officer
Officer                            -------------------------------------------------------
                                   Hennion & Walsh Wealth    Officer
                                   Advisors
------------------------------------------------------------------------------------------
Kevin Mahn, Chief Investment       Hennion & Walsh, Inc.     Employee
Officer & Portfolio Manager
------------------------------------------------------------------------------------------

HORIZON ADVISERS

Horizon Advisers serves as the investment adviser for the Registrant's Hancock Horizon Family of Funds (Strategic Income Bond Fund, Value Fund, Growth Fund, Burkenroad Fund, Government Money Market Fund, Diversified International Fund and Quantitative Long/Short Fund). The principal address of Horizon Advisers is One Hancock Plaza, Post Office Box 4019, Gulfport, Mississippi 39502-4019. Horizon Advisers is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended January 31, 2009 and 2010.

-------------------------------------------------------------------------------------
NAME AND POSITION WITH
INVESTMENT ADVISER              NAME OF OTHER COMPANY   CONNECTION WITH OTHER COMPANY
-------------------------------------------------------------------------------------
Kendra Cain, Chief Compliance   Hancock Investment      Compliance Director
Officer                         Services, Inc.
-------------------------------------------------------------------------------------

KEMPNER CAPITAL MANAGEMENT, INC.

Kempner Capital Management, Inc. ("Kempner") serves as the sub-adviser for the Registrant's Frost Kempner Multi-Cap Deep Value Equity Fund and Frost Kempner Treasury and Income Fund. The principal address of Kempner is 2201 Market Street, 12th Floor FNB Building, Galveston, Texas, 77550-1503. Kempner is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended July 31, 2009 and 2010.

---------------------------------------------------------------------------------------------------
NAME AND POSITION WITH
INVESTMENT ADVISER                   NAME OF OTHER COMPANY            CONNECTION WITH OTHER COMPANY
---------------------------------------------------------------------------------------------------
Harris L. Kempner, Jr., President    H. Kempner Trust Association     Trustee
                                     -------------------------------- -----------------------------
                                     Legacy Holding Company           Director
                                     -------------------------------- -----------------------------
                                     Balmorhea Ranches                Director
                                     -------------------------------- -----------------------------
                                     Frost Bank-Galveston             Advisory Director
                                     -------------------------------- -----------------------------
                                     Cullen Frost Bankers Inc.-       Director Emeritus
                                     San Antonio
                                     -------------------------------- -----------------------------
                                     Kempner Securities GP, LLC       General Partner
                                     -------------------------------- -----------------------------
                                     Galveston Finance GP, LLC        General Partner
---------------------------------------------------------------------------------------------------

LOWRY HILL INVESTMENT ADVISORS, INC.

Lowry Hill Investment Advisors, Inc. ("Lowry Hill") serves as investment adviser for the Registrant's Clear River Fund. The principal address of Lowry Hill is 90 South Seventh Street, Suite 5300, Minneapolis, Minnesota 55402. Lowry Hill is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended July 31, 2009 and 2010.

---------------------------------------------------------------------------------------
NAME AND POSITION WITH
INVESTMENT ADVISER               NAME OF OTHER COMPANY    CONNECTION WITH OTHER COMPANY
---------------------------------------------------------------------------------------
 Thomas Gunderson, Investment         FAF Advisors             Managing Director
          Principal
---------------------------------------------------------------------------------------

LUTHER KING CAPITAL MANAGEMENT CORPORATION

Luther King Capital Management Corporation ("Luther King") serves as the sub-adviser for the Registrant's Frost LKCM Multi-Cap Equity Fund and Frost LKCM Small-Mid Cap Equity Fund. The principal address of Luther King is 301 Commerce Street, Suite 1600, Fort Worth, Texas, 76102. Luther King is an investment adviser registered under the Investment Advisers Act of 1940.

For the fiscal years ended July 31, 2009 and 2010, none of the directors, officers or partners of Luther King is or has been engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

NORTHPOINTE CAPITAL, LLC

NorthPointe Capital, LLC ("NorthPointe") serves as the investment adviser for the Registrant's NorthPointe Small Cap Growth Fund, NorthPointe Small Cap Value Fund, NorthPointe Value Opportunities Fund and NorthPointe Micro Cap Equity Fund. The principal address of NorthPointe is 101 West Big Beaver Road, Suite 745, Troy Michigan 48084. NorthPointe is an investment adviser registered under the Investment Advisers Act of 1940.

For the fiscal years ended October 31, 2009 and 2010, none of the directors, officers or partners of NorthPointe is or has been engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

THORNBURG INVESTMENT MANAGEMENT, INC.

Thornburg Investment Management, Inc. ("Thornburg") serves as the sub-adviser for the Registrant's Frost International Equity Fund. The principal address of Thornburg is 2300 North Ridgetop Road, Santa Fe, New Mexico, 87506. Thornburg is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended July 31, 2009 and 2010.

----------------------------------------------------------------------------------------------
NAME AND POSITION WITH
INVESTMENT ADVISER                    NAME OF OTHER COMPANY      CONNECTION WITH OTHER COMPANY
----------------------------------------------------------------------------------------------
  Garrett Thornburg, Chairman         Thornburg Investment                 Chairman
                                            Management
----------------------------------------------------------------------------------------------
  Garrett Thornburg, Chairman      Thornburg Investment Trust              Chairman
----------------------------------------------------------------------------------------------
  Garrett Thornburg, Chairman         Thornburg Mortgage                   Chairman
                                      Advisory Corporation
----------------------------------------------------------------------------------------------
  Garrett Thornburg, Chairman              WEL, Inc.                       Chairman
----------------------------------------------------------------------------------------------
  Garrett Thornburg, Chairman           Chamisa Energy                     Chairman
----------------------------------------------------------------------------------------------

W.H. REAVES & CO., INC.

W.H. Reaves & Co., Inc. ("WH Reaves") serves as the investment adviser for the Registrant's Reaves Select Research Fund. The principal business address of WH Reaves is 10 Exchange Place, 18th Floor, Jersey City, NJ 07302. WH Reaves is an investment adviser registered under the Investment Advisers Act of 1940.

For the fiscal years ended July 31, 2009 and 2010, none of the directors, officers or partners of W.H. Reaves is or has been engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

ITEM 32. PRINCIPAL UNDERWRITERS:

(a) Furnish the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing the securities of the Registrant also acts as a principal underwriter, distributor or investment adviser.

     Registrant's distributor, SEI Investments Distribution Co. (the "Distributor"), acts as distributor for:

     SEI Daily Income Trust                                   July 15, 1982
     SEI Liquid Asset Trust                                   November 29, 1982
     SEI Tax Exempt Trust                                     December 3, 1982
     SEI Institutional Managed Trust                          January 22, 1987
     SEI Institutional International Trust                    August 30, 1988
     The Advisors' Inner Circle Fund                          November 14, 1991
     The Advisors' Inner Circle Fund II                       January 28, 1993

     Bishop Street Funds                                      January 27, 1995
     SEI Asset Allocation Trust                               April 1, 1996
     SEI Institutional Investments Trust                      June 14, 1996
     CNI Charter Funds                                        April 1, 1999
     iShares Inc.                                             January 28, 2000
     iShares Trust                                            April 25, 2000
     Optique Funds, Inc. (f/k/a JohnsonFamily Funds, Inc.)    November 1, 2000
     Causeway Capital Management Trust                        September 20, 2001
     BlackRock Funds III (f/k/a Barclays Global Investors
       Funds)                                                 March 31, 2003
     SEI Opportunity Fund, LP                                 October 1, 2003
     The Arbitrage Funds                                      May 17, 2005
     ProShares Trust                                          November 14, 2005
     Community Reinvestment Act Qualified Investment Fund     January 8, 2007
     SEI Alpha Strategy Portfolios, LP                        June 29, 2007
     TD Asset Management USA Funds                            July 25, 2007
     SEI Structured Credit Fund, LP                           July 31, 2007
     Wilshire Mutual Funds, Inc.                              July 12, 2008
     Wilshire Variable Insurance Trust                        July 12, 2008
     Global X Funds                                           October 24, 2008
     ProShares Trust II                                       November 17, 2008
     FaithShares Trust                                        August 7, 2009
     Schwab Strategic Trust                                   October 12, 2009
     RiverPark Funds                                          September 8, 2010

     The Distributor provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services ("Funds Evaluation") and automated execution, clearing and settlement of securities transactions ("MarketLink").

(b) Furnish the Information required by the following table with respect to each director, officer or partner of each principal underwriter named in the answer to Item 20 of Part B. Unless otherwise noted, the business address of each director or officer is Oaks, PA 19456.

                       POSITION AND OFFICE                       POSITIONS AND OFFICES
NAME                   WITH UNDERWRITER                             WITH REGISTRANT
----                   -------------------                       ----------------------
William M. Doran       Director                                           --
Edward D. Loughlin     Director                                           --
Wayne M. Withrow       Director                                           --
Kevin Barr             President & Chief Executive Officer                --
Maxine Chou            Chief Financial Officer, Chief Operations          --
                       Officer, & Treasurer
Karen LaTourette       Chief Compliance Officer, Anti-Money
                       Laundering Officer & Assistant Secretary           --
John C. Munch          General Counsel & Secretary                        --
Mark J. Held           Senior Vice President                              --
Lori L. White          Vice President & Assistant Secretary               --
John P. Coary          Vice President & Assistant Secretary               --
John J. Cronin         Vice President                                     --
Robert M. Silvestri    Vice President                                     --

ITEM 33. LOCATION OF ACCOUNTS AND RECORDS:

     Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules promulgated thereunder, are maintained as follows:

     (a) With respect to Rules 31a-1(a); 31a-1(b)(1); (2)(a) and (b); (3); (6);
     (8); (12); and 31a-1(d), the required books and records are maintained at the offices of the Registrant's custodians:

                 Hancock Bank and Trust
                 One Hancock Plaza
                 P.O. Box 4019
                 Gulfport, Mississippi 39502

                 U.S. Bank, National Association
                 800 Nicollett Mall
                 Minneapolis, Minnesota 55402

                 Union Bank of California, National Association
                 475 Sansome Street
                 15(th) Floor
                 San Francisco, California 94111

                 Wells Fargo Bank, N.A.
                 608 2(nd) Avenue South
                 9(th) Floor
                 Minneapolis, MN, 55479

     (b)/(c) With respect to Rules 31a-1(a); 31a-1(b)(1),(4); (2)(C) and (D);
     (4); (5); (6); (8); (9); (10); (11); and 31a-1(f), the required books and records are maintained at the offices of the Registrant's administrator:

                 SEI Investment Global Funds Services
                 One Freedom Valley Drive
                 Oaks, Pennsylvania 19456

     (c) With respect to Rules 31a-1(b)(5), (6), (9) and (10) and 31a-1(f), the required books and records are maintained at the principal offices of the Registrant's advisers:

                 Artio Global Management LLC
                 330 Madison Avenue
                 Floor 12A
                 New York, NY 10017

                 Cambiar Investors LLC
                 2401 East Second Street
                 Suite 400
                 Denver, Colorado 80206

                 Champlain Investment Partners, LLC
                 346 Shelburne Road
                 Burlington, Vermont 05401

                 Earnest Partners, LLC
                 1180 Peachtree Street
                 Suite 2300
                 Atlanta, Georgia 30309

                 Frost Investment Advisors, LLC
                 100 West Houston Street
                 15th Floor Tower
                 San Antonio, Texas 78205-1414

                 GRT Capital Partners, LLC
                 50 Milk Street, 21st Floor
                 Boston, Massachusetts 02109

                 Hennion & Walsh Asset Management, Inc.
                 2001 Route 46
                 Waterview Plaza
                 Parsippany, New Jersey 07054

                 Horizon Advisers
                 One Hancock Plaza
                 P.O. Box 4019
                 Gulfport, Mississippi 39502

                 Kempner Capital Management, Inc.
                 2201 Market Street, 12th Floor FNB Building
                 Galveston, Texas 77550-1503

                 Lowry Hill Investment Advisors, Inc.
                 90 South Seventh Street, Suite 5300
                 Minneapolis, Minnesota 55402

                 Luther King Capital Management Corporation
                 301 Commerce Street, Suite 1600
                 Fort Worth, Texas 76102-4140

                 NorthPointe Capital, LLC
                 101 West Big Beaver Road, Suite 745
                 Troy Michigan 48084

                 Thornburg Investment Management, Inc.
                 119 East Marcy Street, Suite 202
                 Santa Fe, New Mexico 87501-2046

                 W.H. Reaves & Co., Inc.
                 10 Exchange Place, 18th Floor
                 Jersey City, New Jersey 07302

ITEM 34. MANAGEMENT SERVICES:

     None.

ITEM 35. UNDERTAKINGS:

     None.

                                     NOTICE

A copy of the Agreement and Declaration of Trust for The Advisors' Inner Circle Fund II is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this Registration Statement has been executed on behalf of the Trust by an officer of the Trust as an officer and by its Trustees as trustees and not individually and the obligations of or arising out of this Registration Statement are not binding upon any of the Trustees, officers, or Shareholders individually but are binding only upon the assets and property of the Trust.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 (the "Securities Act"), and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 101 to Registration Statement No. 033-50718 to be signed on its behalf by the undersigned, duly authorized, in the City of Oaks, Commonwealth of Pennsylvania on the 5th day of January, 2011.

                                 THE ADVISORS' INNER CIRCLE FUND II

                                    By: /S/ PHILIP T. MASTERSON
                                        ----------------------------------
                                        Philip T. Masterson, President

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacity and on the dates indicated.


          *                       Trustee                       January 5, 2011
-------------------------------
Charles E. Carlbom

           *                      Trustee                       January 5, 2011
-------------------------------
John K. Darr

           *                      Trustee                       January 5, 2011
-------------------------------
William M. Doran

           *                      Trustee                       January 5, 2011
-------------------------------
Mitchell A. Johnson

           *                      Trustee                       January 5, 2011
-------------------------------
Betty L. Krikorian

           *                      Trustee                       January 5, 2011
-------------------------------
Robert A. Nesher

           *                      Trustee                       January 5, 2011
-------------------------------
James M. Storey

           *                      Trustee                       January 5, 2011
-------------------------------
George J. Sullivan, Jr.

/S/ PHILIP T. MASTERSON          President                      January 5, 2011
-------------------------------
Philip T. Masterson

           *                     Treasurer, Controller &        January 5, 2011
-------------------------------  Chief Financial Officer
Michael Lawson

*By: /S/ PHILIP T. MASTERSON
    ---------------------------
    Philip T. Masterson

                                 EXHIBIT INDEX

EXHIBIT NUMBER   DESCRIPTION
--------------   -----------

EX-99.I Opinion and Consent of Counsel, Morgan, Lewis & Bockius, LLP, relating to Shares of the Frost Diversified Strategies Fund